Rochester Fund Municipals

Tax-Free Income for
New York Investors

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ROCHESTER FUND
MUNICIPALS


ANNUAL REPORT    December 31, 2002

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                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest
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"Rochester Fund gets
higher yields from an
exotic muni mix." 1


                                    Barron's
                                  May 6, 2002
           1. Past performance is not a guarantee of future results.

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ROCHESTER FUND
MUNICIPALS

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LIPPER LEADER
TAX EFFICIENCY

Rochester Fund Municipals, Class A, has been recognized by Lipper Analytical Services, Inc. as a Lipper Leader for Tax Efficiency, based on its success in postponing taxes over the 36 months ended 12/31/02. 1

1. Lipper Analytical Services, Inc., 12/31/02. For the Tax Efficiency category, Lipper scores funds each month in their peer groups, based on success at postponing taxes over the measurement period. For each category, each fund receives a numerical score ranging from 1 (highest) to 5 (lowest), and all funds with a category score of 1 are designated Lipper Leaders for Tax Efficiency in their respective Lipper category. Lipper Leader designations do not imply that a fund had the best performance within its fund category, and neither that designation nor the fund's past performance is a guarantee of future results. Lipper Leader designations are for the Fund's A share class only; other share classes may have different performance characteristics. For the Fund's Average Annual Total Returns, see page 5.

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A "ROCHESTER" WAY WITH MUNICIPAL BONDS


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ROCHESTER FUND
MUNICIPALS

OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of December 31, 2002, OppenheimerFunds, Inc., including subsidiaries and controlled affiliates, managed more than $120 billion in assets, including more than 60 mutual funds having more than five million shareholder accounts.

The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of OppenheimerFunds' municipal bond funds. The nine Oppenheimer national and single-state municipal bond funds-- including Rochester Fund Municipals--pursue an investment approach focusing on specific sectors and regions of the municipal bond market. 1

The Oppenheimer Municipal Bond Funds

Single-State Funds

Rochester Fund Municipals
Limited Term New York Municipal Fund
Oppenheimer AMT-Free New York Municipals
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer New Jersey Municipal Fund

National Funds

Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer Limited-Term Municipal Fund

1. To obtain a prospectus for any of the Oppenheimer municipal bond funds, including information regarding charges and expenses, contact OppenheimerFunds Distributor, Inc. Please consult your financial advisor for more details, and read the Prospectus carefully before investing or sending any money.

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THE FUND'S DIVERSIFIED PORTFOLIO

   Diversification is one way that Rochester Fund Municipals really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly-rated issues would dilute a primary advantage of mutual fund investing--professional management.

   Instead, we strategically arrange a variety of bonds from many municipal sectors throughout New York State. We rely on our own research to assess the value of those under consideration. And we seek to capitalize on our market experience and trading strategies when buying investments that meet our criteria.

   As of December 31, 2002, Rochester Fund Municipals' portfolio consisted of 1,152 different securities. Here's the breakdown:

By Municipal Sector on 12/31/02 as a percentage of investments*
--------------------------------------------------
Hospital/Health Care                         11.8%
--------------------------------------------------
Electric Utilities                           10.5%
--------------------------------------------------
Tobacco                                      10.4%
--------------------------------------------------
Highways/Railways                             7.7%
--------------------------------------------------
Airlines                                      6.6%
--------------------------------------------------
Adult Living Facilities                       5.8%
--------------------------------------------------
Multifamily Housing                           5.5%
--------------------------------------------------
Water Utilities                               4.4%
--------------------------------------------------
Nonprofit organization                        4.1%
--------------------------------------------------
Sales Tax Revenue                             4.1%
--------------------------------------------------
Higher Education                              4.0%
--------------------------------------------------
General Obligation                            4.0%
--------------------------------------------------
Municipal Leases                              3.1%
--------------------------------------------------
Paper, Containers, Packaging                  2.8%
--------------------------------------------------
Marine/Aviation Facilities                    2.5%
--------------------------------------------------
Resource Recovery                             2.5%
--------------------------------------------------
Single Family Housing                         2.1%
--------------------------------------------------
Manufacturing, Non-Durable Goods              1.9%
--------------------------------------------------
Manufacturing, Durable Goods                  1.9%
--------------------------------------------------
Education                                     1.7%
--------------------------------------------------
Special Assessment                            0.7%
--------------------------------------------------
Pollution Control                             0.6%
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Gas Utilities                                 0.5%
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 Parking Fee Revenue                          0.5%
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Hotels, Restaurants and Leisure               0.3%
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Total                                       100.0%


Hospital/Health Care in Detail
--------------------------------------------------
Insured (FHA, SONYMA, or other public)        2.3%
--------------------------------------------------
Insured (Private Municipal Bond Insurance)    1.9%
--------------------------------------------------
Backed, NYS Appropriations                    1.7%
--------------------------------------------------
Backed, Financial Institution Letter
 of Credit                                    0.5%
--------------------------------------------------
Standard Hospital Backing                     5.4%
--------------------------------------------------
Total                                        11.8%

*Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.

**Regarding the Fund's investments in the Hospital/Health Care sector, investors should note that the majority of these holdings have a "belt-and-suspenders" credit support consisting of both the hospital's revenues and backup guarantees from U.S. Government FHA insurance, bank letters of credit, or New York State appropriations.


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DEAR SHAREHOLDER,

   At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/S/ John V. Murphy
------------------
John V. Murphy
January 23, 2003


[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Rochester Fund
Municipals



These general market views represent opinions of OppenheimerFunds, Inc., and are not intended to predict the performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest-rate risks.



                         1 | ROCHESTER FUND MUNICIPALS
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DEAR FELLOW SHAREHOLDERS,


February 12, 2003


     We are pleased to provide shareholders of Rochester Fund Municipals with the Fund's Annual Report for 2002. We believe that Rochester Fund Municipals' traditional approach to yield-driven total return has continued to offer compelling opportunities for shareholders.
     As of December 31, 2002, Rochester Fund Municipals delivered a Class A distribution yield of 6.23%. For all of 2002 the Fund delivered total tax-free income of $1.072 per Class A share. A "one-time" distribution increase--from $0.087 to $0.100 per share--was received by Class A shareholders in February. In August, the Fund's Class A monthly distributions increased from $0.087 to $0.090 per share, which has continued through the remainder of 2002 and into 2003. In February 2003, an additional increase from $0.090 to $0.092 per Class A share will begin. 1 As of December 31, 2002, the Fund's Class A distribution yield of 6.23% (without sales charges) was significantly higher than the average distribution yield in the New York State Municipal Debt Funds category, according to Lipper Analytical Services, Inc. 2 The Fund's attractive dividends were responsible for its Class A total return of 5.46% (without sales charges) for the year. 3
     The Fund's total return compared favorably to returns on many other types of investments, including stocks. Major stock market indices declined for a third consecutive year in 2002, with the Dow Jones Industrial Average and NASDAQ Composite Index posting results of -16.76% and -31.53%, respectively. 4 Importantly, the Fund's 2002 dividend distributions were 100% free of federal income tax, and 96.9% free of New York State and New York City income tax. 5 The amount of Fund distributions subject to the federal Alternative Minimum Tax was 29.8% for 2002, down from 31.7% in 2001. Rochester Fund Municipals did not distribute any capital gains during this report period.
     While overall market yields available on municipal bond issues in New York declined in 2002, the Fund's total dividend distributions for the year were higher than in the previous year. A primary strength of Rochester Fund Municipals' experienced, professional municipal bond management team has been the ability to seize upon opportunities in all interest-rate environments that can enhance the Fund's attractive tax-free yield. In addition to providing immediate, tax-free income, the Fund's yield- driven total return strategy is intended to benefit shareholders over the long term, as well. For example, as of December 31, 2002, 91% of 10-year total return in the Lehman Brothers Aggregate Bond Index consisted of yield, with price appreciation accounting for only 9% of total return. 6 Although price changes can occasionally have a greater influence on short-term performance, long-term returns in fixed income investments are primarily driven by income. Compared with the yields of taxable alternatives such as corporate bonds and U.S. Treasury securities, the tax-free yields available on municipal bonds at the end of 2002 offered tremendous value for investors. 7
     Over the year, yields on most AA and AAA rated long-term municipal bonds generally declined, causing their values to increase. The decline in yields (and increase in value) experienced by some BBB rated and unrated bonds were significantly smaller on average. In fact, yields on many lower-rated and unrated bonds increased as investors demanded greater risk premiums, causing prices to decline on many such issues. This left the difference between higher- and lower-rated bond yields at historically wide levels. Expanding credit quality spreads were prevalent across both the taxable and tax-exempt fixed income markets in 2002, reflecting part of an economic cycle where overall weakness has led to higher borrowing costs for many issuers. Once the cycle progresses and the economy strengthens, there is good potential for these credit quality spreads to narrow to more normal levels. We anticipate that this will be accompanied by an increase in the value of lower-rated and unrated securities--such as those that helped Rochester Fund Municipals to increase dividend distributions during this reporting period.
     Those holdings that helped Rochester Fund Municipals to provide attractive yield in 2002 also contributed to volatility in the Fund's Net Asset Value. This Fund's portfolio has always included bonds whose value is not widely discerned by our market competitors. We employ intensive in-house research to identify bonds that offer yield, credit quality and structural characteristics that make them suitable for addition to the Fund's portfolio--even if their overall benefits are not immediately felt. In the process of economic recovery, the United States' economy has encountered "soft patches" as noted by Federal Reserve Chairman Alan Greenspan. A number of factors have caused unusual volatility in some industry sectors in which the Fund invests. But this same volatility has presented tremendous opportunities for our research team to identify bonds that can lock in immediate yield advantages and the potential

[PHOTO OF PORTFOLIO MANAGERS]
Ronald H. Fielding, CFA (seated) Founded the Rochester Funds in May, 1983. Portfolio Manager and Chief Strategist for the Fund. Ron is joined by his portfolio management team of: (standing, l to r) Troy Willis, Research Analyst, Anthony A. Tanner, CFA, Vice President and Portfolio Manager, Scott Cottier, Vice President and Portfolio Manager and Daniel G. Loughran, CFA, Vice President and Portfolio Manager


                         2 | ROCHESTER FUND MUNICIPALS
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for price appreciation as economic recovery continues to unfold. Our experienced municipal bond investment professionals have helped Rochester Fund Municipals' shareholders to capitalize on short-term market conditions--seeking to achieve long-term benefits--since the Fund's inception. This is a key component of the "Rochester style" of municipal bond investing now being applied to all nine Oppenheimer municipal bond funds.
     In this Annual Report we have included information on the conditions that affected the municipal market in 2002, and on the types of bonds in which the Fund invested, and the reasons that we feel they have offered particularly good value. As always, we encourage you to consult your financial advisor if you have any questions. The municipal bond market created exceptional buying opportunities in 2002, and we feel confident that the full benefit of these opportunities will become increasingly apparent over time.

Sincerely,
/S/ Ronald H. Fielding, CFA
---------------------------
Ronald H. Fielding, CFA
Senior Vice President,
OppenheimerFunds, Inc.


1. Rochester Fund Municipals did not pay capital gains distributions during the period, although some investors may still be subject to the Alternative Minimum Tax (AMT), in which case a portion of the Fund's distributions may increase that tax. Please see page 52 for details. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend.
2. As of 12/31/02, Rochester Fund Municipals (Class A shares) provided a 30-day SEC yield of 5.93%, higher than the 3.53% average yield of 104 long-term New York State Municipal Debt funds calculated by Lipper. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the 30-day period ended 12/31/02) is annualized and divided by the period-end offering price. As of 12/31/02, Rochester Fund Municipals (Class A shares) provided a distribution yield of 5.94% at Maximum Offering Price (that is, with sales charges deducted). Falling NAVs will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. As of 12/31/02, Lipper Analytical Services, Inc. ranked the Fund's total return 98 out of 100 funds, 65 out of 81 funds and 16 out of 35 funds for the 1-, 5- and 10-year periods, respectively.
3. Past performance is not a guarantee of future results. The Fund's Class A Average Annual Total Returns, with sales charges, for the 1-, 5-, 10-year and life-of-class periods ending 12/31/02 were 0.45%, 3.54%, 5.58% and 7.08%, respectively.
4. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and Smallcap stocks. Neither index can be purchased directly by investors.
5. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to AMT, a portion of the Fund's distributions may increase that tax.
6. Source: Micropal. Income as a percentage of bond total return is measured by the Lehman Brothers Aggregate Bond Index for the 10-year period ending 12/31/02. This is an unmanaged index generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities. This index is widely used to measure the performance of the overall United States bond market. The index cannot be purchased directly by investors.
7. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. An investment in the Fund is not guaranteed, and the Fund's return will fluctuate.

All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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                          3 | ROCHESTER FUND MUNICIPALS

MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Rochester Fund Municipals' shareholders continued to benefit from strong, tax-free yield in 2002.
     As of December 31, 2002, Rochester Fund Municipals' Class A annualized distribution yield stood at 6.23% (without sales charges). The Fund's Class A shares generated dividend distributions totaling $1.072 over the year. Notwithstanding the fact that short-term interest rates reached 40-year lows during 2002, Rochester Fund Municipals provided a one-time dividend increase from $0.087 to $0.100 per Class A share in February, and a regular monthly dividend increase from $0.087 to $0.090 in August. 1 These dividend distributions generated all of the Fund's 5.46% total return (without sales charges) for this report period. As of December 31, 2002, the Fund's Class A distribution yield of 6.23% (without sales charges) was significantly higher than the 4.24% average distribution yield in the New York State Municipal Debt Funds category of funds tracked by Lipper Analytical Services, Inc. 2
     Nationwide, total new municipal bond issuance of approximately $356 billion in 2002 broke the previous record of $292 billion, set in 1993. Municipalities across the United States sought to supplement budget shortfalls while taking advantage of low interest rates available during this report period. Major credit-rating agencies maintained their ratings of New York State, New York City and many of their agencies during this report period.
     While 2002 was a positive year for municipal bonds and bond funds in general, different types of municipal bonds fared differently throughout the year. Bonds issued by the highest-rated issuers (with the lowest market yields) outperformed the higher-yielding bonds of medium- and lower-quality issuers. This divergence in performance was not confined to the municipal market in 2002, but rather reflected a trend across fixed income markets. In the taxable market, long-term U.S. Treasury securities outperformed investment-grade corporate bonds with higher yields, while the highest-yielding, non-investment-grade corporate bonds, on average, produced negative total returns. 3 The divergence of returns within the municipal market also reflected a higher level of volatility. Most affected were lower-rated municipal bonds, but even some investment-grade securities underwent much greater volatility than we have observed in many years. The difference between yields on lower- and higher-rated municipal bonds became significantly greater than normal. As well, more economically sensitive, longer-term municipal bonds experienced greater volatility than intermediate-term bonds. Both of these conditions continued, although to slightly lesser extents, as of the date of this report.
     Economic conditions have also had various effects on specific industries that municipal bonds help to finance. For example, municipal bonds issued to help finance airline facilities, paper and packaging plants and electric utilities have all undergone much greater volatility than other industry sectors. Economic conditions affecting these individual industries compounded volatile market effects on the price of their municipal securities.
     Municipal bond market volatility has been reflected in Rochester Fund Municipals' Net Asset Value (NAV). In 2002, yields on longer-term bonds generally declined, as the prices of these bonds rose. Conversely, the Fund's yield has increased through the year. This is mainly a result of the Fund's yield-oriented strategies and the individual types of bonds that we select in pursuing these strategies. Of greatest influence during this report period has been the yield difference between higher- and lower-rated municipal securities. Stated differently, prices of higher-rated securities have climbed much more than usual during this period, while prices of many lower-rated securities (and even some investment-grade securities) have declined. As municipal bond market conditions tend to be cyclical over time, we feel that it is highly unlikely for these price and yield differences to remain at currently extreme wide levels. We expect the Fund to benefit as these price and yield differences narrow to more normally expected levels, with holdings that we believe to be currently undervalued appreciating in price. During these conditions of increased municipal market volatility in 2002, we have taken the opportunity to purchase such bonds as we normally prefer at very attractive yields. These opportunities have been largely responsible for the Fund's ability to distribute $0.028 more tax-free income per Class A share in 2002 than it did in 2001. And should yield differences between bond credit levels return to more normal levels, we believe that the same bonds will help the Fund to experience improved relative performance while continuing to pay attractive dividend distributions.
     During this report period Rochester Fund Municipals also found opportunities to purchase bonds from specific industry sectors at very attractive prices. We have continued to search the market for bonds from industry sectors that are currently out of favor, because the attractive prices at which these often can be obtained generally produce higher yields for shareholders than currently popular bonds. In 2002, bonds representing specific industry sectors fell out of favor with municipal market participants. Seeking to identify those out-of-favor bonds that represent good values for the Fund's portfolio is one of the features that has always set the "Rochester style" of municipal bond investing apart from our competitors. An important part of our ability to make this distinction has always been our own, in-house research.
     Conditions in the municipal market at the end of this report period were among the most favorable we have witnessed in the past 10 years for implementing our value-added strategies. The very wide credit yield spreads now available in many sectors of the municipal market can make the rewards for conducting rigorous, detailed credit research extremely handsome. We have always sought to add value to the investing process with the ability to "kick the tires" of smaller and unrated issuers that other investors overlook. To help seize upon the current opportunities in the municipal market we greatly expanded our research capability over this report period with staff additions to our research team. This team now consists of six full-time credit-analysis professionals who identify bond issues that can most benefit the Fund's portfolio over the long run. Each bond added to the Fund's portfolio is painstakingly

[PHOTO OF CREDIT RESEARCH TEAM]
The Rochester Credit Research Team (l to r) Angela Uttaro, Assistant Vice President--Credit Analysis, Christopher D. Weiler, CFA, Assistant Vice President--Credit Analysis, Richard A. Stein, CFA, Vice President--Credit Analysis, Robert Bertucci, Credit Analyst, Mark DeMitry, Credit Analyst




                         4 | ROCHESTER FUND MUNICIPALS
researched in advance for credit characteristics that may not necessarily be reflected in its market price. This enables us to find bonds that may offer advantageous yields and credit characteristics. Each bond selected continues to be monitored to ensure that the same characteristics continue to benefit the Fund over the long term. 4
     Historically, dividend distributions have made up the largest part of Rochester Fund Municipals' total return. Appreciation in the Fund's NAV has normally made up a smaller portion. 2002 was an example of a period in which dividend distributions accounted for all of the Fund's total return. While this is not normally the case, it provides a good example of why we feel that dividends are so important--and why the Fund has always been managed to maximize the benefits of tax-free income. To rely on appreciation in a Fund's NAV to produce the majority of total return would require the ability to consistently foretell the direction of short-term interest rates and municipal market conditions. We have always believed that accurately predicting these conditions over the long term is improbable. Instead, we rely on our ability to unearth appropriately structured bonds with positive yield characteristics that we expect to maximize long-term total return for shareholders.
     The tax-free nature of Rochester Fund Municipals' dividend distributions makes this approach even more compelling. If the Fund's long-term total return were made up primarily of appreciation in NAV, the benefits of investing for tax-free income could be diminished. To extract the benefits of total return driven by NAV, a shareholder would have to sell shares, triggering taxable capital gains that would decrease total income. Total return comprised mostly of yield provides the opportunity to maximize the benefit of tax-free distribution income while leaving open the opportunity to achieve gains through share price appreciation.
     We believe that 2003 holds promise for shareholders of Rochester Fund Municipals. The United States' economy has continued to strengthen while showing little evidence of inflation--creating a favorable combination for all fixed-income investors. A strengthening economy could also serve to boost the prices of some bonds pushed unusually low in 2002. While it is possible that this might also lead to the re-emergence of inflation, and a possible increase in short-term interest rates, we would expect a stronger economy to move yield differences between lower- and higher-rated municipal bonds back toward more normal levels. We have strived to position Rochester Fund Municipals to take advantage of any of these possibilities. But regardless of how conditions develop, the Fund's research-based, yield-oriented approach remains central to maximizing the main benefit of municipal bond fund investing--attractive tax-free income. As always, we strongly encourage you to consult with your financial advisor to learn how tax-free income fits into your overall investment strategy.


1. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than those for Class A and Class Y shares because the Fund's operating expenses for Class B and Class C shares are typically higher. See right column for the Fund's 1-, 5-, 10-year and life-of-class Average Annual Total Returns with and without applicable sales charges. Past performance is not a guarantee of future results.
2. As of 12/31/02, Rochester Fund Municipals (Class A shares) provided a 30-day SEC yield of 5.93%, higher than the 3.53% average yield of 104 long-term New York State Municipal Debt Funds calculated by Lipper. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the 30-day period ended 12/31/02) is annualized and divided by the period-end offering price. As of 12/31/02, Rochester Fund Municipals (Class A shares) provided a distribution yield of 5.94% at Maximum Offering Price (that is, with sales charges deducted). Falling NAVs will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
3. Unlike an investment in the Fund, Treasuries are guaranteed as to principal and interest.
4. See a complete list of the Fund's holdings as of 12/31/02, beginning on page 10.

                    YIELDS
                As of 12/31/02
             Distribution Yield  Standardized
                                     Yield
              At NAV     At MOP
             (without  (with sales
          sales charges) charges)
-----------------------------------------------
  Class A      6.23%      5.94%       5.93%
-----------------------------------------------
  Class B      5.24%      5.24%       5.36%
-----------------------------------------------
  Class C      5.24%      5.24%       5.36%
-----------------------------------------------
  Class Y      6.35%      6.35%       6.34%
-----------------------------------------------


Distribution yield at Maximum Offering Price (MOP) (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/02) are annualized and divided by the period-end offering price. Distribution yield at Net Asset Value (NAV) does not include sales charges. For Classes B, C and Y, distribution yield at MOP does not include contingent deferred sales charges. Falling share prices may artificially increase yields.

                    TOTAL RETURNS
                   As of 12/31/02
                 Cumulative       Average Annual
                 NAV      MOP       NAV     MOP
              (without   (with   (without  (with
                sales    sales     sales   sales
              charges) charges)  charges) charges)
-------------------------------------------------
A SHARES
-------------------------------------------------
1-Year           5.46%   0.45%     5.46%    0.45%
-------------------------------------------------
5-Year          24.92%  18.98%     4.55%    3.54%
-------------------------------------------------
10-Year         80.70%  72.11%     6.09%    5.58%
-------------------------------------------------
Life (5/15/86) 227.46% 211.89%     7.39%    7.08%
-------------------------------------------------

B SHARES
-------------------------------------------------
1-Year           4.50%  (0.46)%    4.50%   (0.46)%
-------------------------------------------------
5-Year          19.66%  17.80%     3.66%    3.33%
-------------------------------------------------
Life (3/17/97)  30.13%  29.16%     4.65%    4.52%
-------------------------------------------------

C SHARES
-------------------------------------------------
1-Year           4.57%   3.57%     4.57%    3.57%
-------------------------------------------------
5-Year          19.66%  19.66%     3.66%    3.66%
-------------------------------------------------
Life (3/17/97)  30.20%  30.20%     4.66%    4.66%
-------------------------------------------------

Y SHARES
-------------------------------------------------
1-Year           5.57%   5.57%     5.57%    5.57%
-------------------------------------------------
Life (4/28/00)  21.08%  21.08%     7.41%    7.41%
-------------------------------------------------

Average Annual Total Returns are annualized and include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative returns are not annualized. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (life-of-class). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor. An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge.

The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest-rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.CALL OPP (225.5677) or visit our website, www.oppenheimerfunds.com. Investment returns and the principal value of an investment in the Fund will fluctuate over time, and your shares, when redeemed, may be worth more or less than when they were purchased.



                         5 | ROCHESTER FUND MUNICIPALS

COMPARING THE FUND'S PERFORMANCE TO THE MARKET


     The graphs detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2002. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of the respective class on March 17, 1997.
     In the case of Class Y shares, performance is measured from inception of the class on April 28, 2000. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.
     The Fund's triple-tax-free performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or New York City taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.



Comparison of Change in Value of $10,000 Hypothetical Investments in: Rochester Fund Municipals, Lehman Brothers Municipal Bond Index and Consumer Price Index

Class A Shares

[LINE CHART]
                  Rochester Fund     Consumer Price    Lehman Brothers Municipal
                    Municipals             Index                 Bond Index
12/31/92              9,525               10,000                  10,000
3/31/93               9,991               10,120                  10,371
6/30/93              10,428               10,176                  10,711
9/30/93              10,815               10,226                  11,073
12/31/93             10,916               10,275                  11,228
3/31/94              10,297               10,374                  10,612
6/30/94              10,282               10,430                  10,729
9/30/94              10,289               10,529                  10,803
12/31/94             10,005               10,550                  10,648
3/31/95              10,779               10,669                  11,401
6/30/95              11,152               10,747                  11,675
9/30/95              11,389               10,796                  12,011
12/31/95             11,866               10,817                  12,507
3/31/96              11,694               10,973                  12,356
6/30/96              11,805               11,043                  12,451
9/30/96              12,137               11,121                  12,736
12/31/96             12,503               11,177                  13,060
3/31/97              12,522               11,276                  13,029
6/30/97              12,967               11,297                  13,478
9/30/97              13,394               11,360                  13,884
12/31/97             13,778               11,367                  14,261
3/31/98              13,991               11,431                  14,425
6/30/98              14,221               11,487                  14,645
9/30/98              14,647               11,529                  15,094
12/31/98             14,676               11,550                  15,185
3/31/99              14,804               11,628                  15,320
6/30/99              14,547               11,712                  15,049
9/30/99              14,219               11,832                  14,989
12/31/99             13,868               11,860                  14,873
3/31/00              14,358               12,058                  15,307
6/30/00              14,531               12,142                  15,539
9/30/00              14,916               12,234                  15,915
12/31/00             15,522               12,304                  16,611
3/31/01              15,864               12,424                  16,979
6/30/01              16,063               12,537                  17,090
9/30/01              16,436               12,558                  17,569
12/31/01             16,320               12,495                  17,462
3/31/02              16,486               12,586                  17,627
6/30/02              16,887               12,664                  18,272
9/30/02              17,351               12,741                  19,139
12/31/02             17,211               12,798                  19,139


Average Annual Total Return of Class A Shares of the Fund at 12/31/02 1 1 Year 0.45% 5 Year 3.54% 10 Year 5.58%



Class B Shares

[LINE CHART]
                  Rochester Fund     Consumer Price    Lehman Brothers Municipal
                    Municipals           Index                 Bond Index
3/17/97               10,000            10,000                 10,000
3/31/97                9,951            10,000                 10,000
6/30/97               10,282            10,019                 10,345
9/30/97               10,599            10,075                 10,656
12/31/97              10,874            10,081                 10,945
3/31/98               11,019            10,138                 11,072
6/30/98               11,176            10,188                 11,240
9/30/98               11,487            10,225                 11,585
12/31/98              11,484            10,244                 11,655
3/31/99               11,560            10,313                 11,758
6/30/99               11,341            10,388                 11,550
9/30/99               11,061            10,494                 11,504
12/31/99              10,764            10,519                 11,415
3/31/00               11,120            10,694                 11,749
6/30/00               11,230            10,769                 11,926
9/30/00               11,503            10,850                 12,215
12/31/00              11,946            10,913                 12,749
3/31/01               12,182            11,019                 13,032
6/30/01               12,309            11,119                 13,116
9/30/01               12,568            11,138                 13,485
12/31/01              12,453            11,081                 13,402
3/31/02               12,553            11,163                 13,529
6/30/02               12,831            11,231                 14,024
9/30/02               13,148            11,300                 14,689
12/31/02              12,916            11,350                 14,689


Average Annual Total Return of Class B Shares of the Fund at 12/31/01 2 1 Year (0.46)% 5 Year 3.33% Life of Class 4.52%




                         6 | ROCHESTER FUND MUNICIPALS

COMPARING THE FUND'S PERFORMANCE TO THE MARKET


Class C Shares


[LINE CHART]

             Rochester Fund Municipals            Consumer Price Index     Lehman Brothers Municipal Bond Index
3/17/97              10,000                               10,000                             10,000
3/31/97               9,956                               10,000                             10,000
6/30/97              10,282                               10,019                             10,345
9/30/97              10,599                               10,075                             10,656
12/31/97             10,880                               10,081                             10,945
3/31/98              11,020                               10,138                             11,072
6/30/98              11,183                               10,188                             11,240
9/30/98              11,488                               10,225                             11,585
12/31/98             11,486                               10,244                             11,655
3/31/99              11,567                               10,313                             11,758
6/30/99              11,337                               10,388                             11,550
9/30/99              11,063                               10,494                             11,504
12/31/99             10,760                               10,519                             11,415
3/31/00              11,117                               10,694                             11,749
6/30/00              11,234                               10,769                             11,926
9/30/00              11,501                               10,850                             12,215
12/31/00             11,951                               10,913                             12,749
3/31/01              12,181                               11,019                             13,032
6/30/01              12,308                               11,119                             13,116
9/30/01              12,567                               11,138                             13,485
12/31/01             12,451                               11,081                             13,402
3/31/02              12,552                               11,163                             13,529
6/30/02              12,830                               11,231                             14,024
9/30/02              13,155                               11,300                             14,689
12/31/02             13,020                               11,350                             14,689


Average Annual Total Return of Class C Shares of the Fund at 12/31/02 3 1 Year 3.57% 5 Year 3.66% Life of Class 4.66%

Class Y Shares

[LINE CHART]

            Rochester Fund Municipals               Consumer Price Index     Lehman Brothers Municipal Bond Index
4/28/00               10,000                                 10,000                           10,000
6/30/00               10,197                                 10,064                           10,212
9/30/00               10,470                                 10,140                           10,459
12/31/00              10,897                                 10,199                           10,916
3/31/01               11,139                                 10,298                           11,158
6/30/01               11,283                                 10,391                           11,231
9/30/01               11,547                                 10,409                           11,546
12/31/01              11,469                                 10,356                           11,475
3/31/02               11,589                                 10,432                           11,584
6/30/02               11,877                                 10,496                           12,007
9/30/02               12,197                                 10,561                           12,578
12/31/02              12,108                                 10,607                           12,578

Average Annual Total Return of Class Y Shares of the Fund at 12/31/02 4 1 Year 5.57% Life of Class 7.41%





1. The Average Annual Total Returns are shown net of the applicable 4.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 3/17/97. The Average Annual Total Returns are shown net of the applicable 5%, 2% and 1% contingent deferred sales charges (CDSC), respectively, for the 1-, 5-year and life-of-class periods. The ending account value in the graph is net of the applicable 2% CDSC.
3. Class C shares of the Fund were first publicly offered on 3/17/97. The Average Annual Total Returns are shown net of the applicable 1% CDSC for the one-year period.
4. Class Y shares of the Fund were first publicly offered on 4/28/00. Class Y shares are not available for sale to the general public. The Average Annual Total Returns are shown without sales charges.

The performance information for the Lehman Brothers Municipal Bond Index and the Consumer Price Index in the graphs begins on 12/30/92 for Class A, on 3/30/97 for Class B and Class C and on 4/30/00 for Class Y. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.



                         7 | ROCHESTER FUND MUNICIPALS

WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD


                                      TAX EXEMPT VS. TAXABLE YIELDS
--------------------------------------------------------------------------------------------------------------
                                     Effective                             Effective
                                  Tax Bracket for     Taxable Rate      Tax Bracket for     Taxable Rate
                                   New York City     Needed to Equal    New York State     Needed to Equal
2003 Taxable Income                  Residents    Current Tax-free Rate    Residents    Current Tax-free Rate
--------------------------------------------------------------------------------------------------------------
Single Return     Joint Return                      5.0%   6.0%   7.0%                     5.0%  6.0%    7.0%
--------------------------------------------------------------------------------------------------------------
$20,000-$28,400   $40,000-$47,450       23.9%       6.6%   7.9%   9.2%        20.8%        6.3%  7.6%    8.8%
--------------------------------------------------------------------------------------------------------------
$28,401-$68,800   $47,451-$114,650      34.7%       7.7%   9.2%  10.7%        32.0%        7.4%  8.8%   10.3%
--------------------------------------------------------------------------------------------------------------
$68,801-$143,500  $114,651-$174,700     37.4%       8.0%   9.6%  11.2%        34.8%        7.7%  9.2%   10.7%
--------------------------------------------------------------------------------------------------------------
$143,501-$311,950 $174,701-$311,950     41.8%       8.6%  10.3%  12.0%        39.5%        8.3%  9.9%   11.6%
--------------------------------------------------------------------------------------------------------------
over $311,950     over $311,950         45.1%       9.1%  10.9%  12.8%        42.8%        8.7% 10.5%   12.2%
--------------------------------------------------------------------------------------------------------------


The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to show the Fund's performance.

DIVIDEND DISTRIBUTIONS*
                            Rochester Fund Municipals 1/1/02-12/31/02
                                         DIVIDEND PER SHARE
      Month                Class A            Class B         Class C         Class Y
-----------------------------------------------------------------------------------------
      January              8.7 cents         7.8 cents       7.8 cents        8.8 cents
-----------------------------------------------------------------------------------------
      February            10.0 cents         8.8 cents       8.8 cents       10.2 cents
-----------------------------------------------------------------------------------------
      March                8.7 cents         7.3 cents       7.3 cents        8.9 cents
-----------------------------------------------------------------------------------------
      April                8.7 cents         7.6 cents       7.6 cents        8.9 cents
-----------------------------------------------------------------------------------------
      May                  8.7 cents         7.3 cents       7.3 cents        9.1 cents
-----------------------------------------------------------------------------------------
      June                 8.7 cents         7.6 cents       7.6 cents        9.0 cents
-----------------------------------------------------------------------------------------
      July                 8.7 cents         7.5 cents       7.5 cents        8.7 cents
-----------------------------------------------------------------------------------------
      August               9.0 cents         7.5 cents       7.6 cents        9.0 cents
-----------------------------------------------------------------------------------------
      September            9.0 cents         7.8 cents       7.8 cents        9.1 cents
-----------------------------------------------------------------------------------------
      October              9.0 cents         7.8 cents       7.8 cents        9.1 cents
-----------------------------------------------------------------------------------------
      November             9.0 cents         7.5 cents       7.5 cents        9.1 cents
-----------------------------------------------------------------------------------------
      December             9.0 cents         7.6 cents       7.6 cents        9.2 cents
-----------------------------------------------------------------------------------------

* The Board of Trustees can change the Fund's dividend distribution at any time without notice to shareholders. There is no guarantee that the Fund will pay a dividend.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include accrued income earned by the Fund during the reporting period.




The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on Class B, Class C and Class Y shares may vary over time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions. Dividends and distributions on Class Y shares will generally be higher than dividends for Class A, B or C shares, which normally have higher expenses than Class Y. Class Y shares were first offered on 4/28/00, and are sold to institutional investors and are not available to the public.

The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during its last fiscal year.




                         8 | ROCHESTER FUND MUNICIPALS

                                                            Financial Statements
                                                                     Pages 10-50



                         9 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--100.5%
---------------------------------------------------------------------------------------------------------------------------
 New York--91.0%
  $   40,001   Albany County IDA (Upper Hudson Library)                           8.750%    05/01/2007    $        40,056
---------------------------------------------------------------------------------------------------------------------------
     955,000   Albany County IDA (Upper Hudson Library)                           8.750     05/01/2022            961,274
---------------------------------------------------------------------------------------------------------------------------
     620,000   Albany Hsg. Authority (Lark Drive)                                 5.500     12/01/2028            638,116
---------------------------------------------------------------------------------------------------------------------------
   1,420,000   Albany IDA (Albany Medical Center)                                 6.000     05/01/2019          1,262,692
---------------------------------------------------------------------------------------------------------------------------
   2,460,000   Albany IDA (Albany Medical Center)                                 6.000     05/01/2029          2,080,397
---------------------------------------------------------------------------------------------------------------------------
     875,000   Albany IDA (Albany Medical Center)                                 8.250     08/01/2004            885,185
---------------------------------------------------------------------------------------------------------------------------
     400,000   Albany IDA (Albany Municipal Golf Course Clubhouse)                7.500     05/01/2012            409,396
---------------------------------------------------------------------------------------------------------------------------
     955,000   Albany IDA (Albany Rehab.)                                         8.375     06/01/2023            995,377
---------------------------------------------------------------------------------------------------------------------------
   4,005,000   Albany IDA (Charitable Leadership)                                 5.750     07/01/2026          4,060,149
---------------------------------------------------------------------------------------------------------------------------
   2,660,000   Albany IDA (Daughters of Sarah Nursing Home)                       5.250     10/20/2021          2,778,636
---------------------------------------------------------------------------------------------------------------------------
   3,730,000   Albany IDA (Daughters of Sarah Nursing Home)                       5.375     10/20/2030          3,890,315
---------------------------------------------------------------------------------------------------------------------------
   1,670,000   Albany IDA (MARA Mansion Rehab.)                                   6.500     02/01/2023          1,671,637
---------------------------------------------------------------------------------------------------------------------------
   1,395,000   Albany IDA (Port of Albany)                                        7.250     02/01/2024          1,426,122
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   Albany IDA (Sage Colleges)                                         5.250     04/01/2019          1,287,017
---------------------------------------------------------------------------------------------------------------------------
   1,760,000   Albany IDA (Sage Colleges)                                         5.300     04/01/2029          1,724,413
---------------------------------------------------------------------------------------------------------------------------
     125,000   Albany IDA (University Heights-Albany Pharmacy)                    6.750     12/01/2029            142,831
---------------------------------------------------------------------------------------------------------------------------
   1,770,000   Albany Parking Authority                                           0.000 Z   11/01/2017            860,096
---------------------------------------------------------------------------------------------------------------------------
   2,510,000   Albany Parking Authority                                           5.625     07/15/2020          2,617,152
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Albany Parking Authority                                           5.625     07/15/2025          2,053,400
---------------------------------------------------------------------------------------------------------------------------
   2,010,000   Allegany County IDA (Cuba Memorial Hospital) a,b,d                 6.500     11/01/2009          1,044,115
---------------------------------------------------------------------------------------------------------------------------
   4,230,000   Allegany County IDA (Cuba Memorial Hospital) a,b,d                 7.250     11/01/2019          2,142,537
---------------------------------------------------------------------------------------------------------------------------
   4,250,000   Allegany County IDA (Houghton College)                             5.250     01/15/2018          4,338,825
---------------------------------------------------------------------------------------------------------------------------
   5,700,000   Allegany County IDA (Houghton College)                             5.250     01/15/2024          5,667,567
---------------------------------------------------------------------------------------------------------------------------
     920,000   Amherst IDA (Asbury Pointe)                                        5.800     02/01/2015            864,920
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Amherst IDA (Asbury Pointe)                                        6.000     02/01/2029          2,569,440
---------------------------------------------------------------------------------------------------------------------------
   2,880,000   Amherst IDA (Daemen College)                                       6.000     10/01/2021          2,968,301
---------------------------------------------------------------------------------------------------------------------------
  10,570,000   Amherst IDA (Daemen College)                                       6.125     10/01/2031         10,869,765
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Appleridge Retirement Community                                    5.750     09/01/2041          3,226,770
---------------------------------------------------------------------------------------------------------------------------
   1,165,000   Babylon IDA (WWH Ambulance)                                        7.375     09/15/2008          1,211,600
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   Battery Park City Authority                                        5.250     11/01/2017          1,767,045
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Battery Park City Authority                                        5.500     11/01/2026          2,115,280
---------------------------------------------------------------------------------------------------------------------------
     720,000   Battery Park City Authority                                       10.000     06/01/2023            723,823
---------------------------------------------------------------------------------------------------------------------------
   1,385,000   Bayshore HDC                                                       7.500     02/01/2023          1,401,551
---------------------------------------------------------------------------------------------------------------------------
     415,000   Beacon IDA (Craig House) b,d                                       9.000     07/01/2011            319,832
---------------------------------------------------------------------------------------------------------------------------
     755,000   Bethany Retirement Home                                            7.450     02/01/2024            833,505
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   Blauvelt Volunteer Fire Company                                    6.250     10/15/2017          1,029,525
---------------------------------------------------------------------------------------------------------------------------
      45,000   Bleeker Terrace HDC                                                8.350     07/01/2004             45,399
---------------------------------------------------------------------------------------------------------------------------
     900,000   Bleeker Terrace HDC                                                8.750     07/01/2007            909,369
---------------------------------------------------------------------------------------------------------------------------
     580,000   Brookhaven IDA (Brookhaven Memorial Hospital)                      8.250     11/15/2030            598,461
---------------------------------------------------------------------------------------------------------------------------
   7,005,000   Brookhaven IDA (Dowling College)                                   6.750     03/01/2023          6,597,099
---------------------------------------------------------------------------------------------------------------------------
     490,000   Brookhaven IDA (Farber) a                                          3.188 v   12/01/2004            489,510
---------------------------------------------------------------------------------------------------------------------------
     185,000   Brookhaven IDA (Interdisciplinary School)                          8.500     12/01/2004            188,826
---------------------------------------------------------------------------------------------------------------------------
   3,220,000   Brookhaven IDA (Interdisciplinary School)                          9.500     12/01/2019          3,399,161
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   Brookhaven IDA (St. Joseph's College)                              6.000     12/01/2020          1,313,362


                         10 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,425,000   Brookhaven IDA (Stony Brook Foundation)                            6.500%    11/01/2020      $   2,480,896
---------------------------------------------------------------------------------------------------------------------------
     880,000   Brookhaven IDA (TDS Realty)                                        6.550     12/01/2019            945,349
---------------------------------------------------------------------------------------------------------------------------
     560,000   Brookhaven IDA (United Baking Company)                             8.750     12/01/2011            568,137
---------------------------------------------------------------------------------------------------------------------------
   3,240,000   Brookhaven IDA (United Baking Company)                             8.750     12/01/2030          3,289,442
---------------------------------------------------------------------------------------------------------------------------
   3,615,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030          1,446,000
---------------------------------------------------------------------------------------------------------------------------
   3,185,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030              6,370
---------------------------------------------------------------------------------------------------------------------------
   3,295,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030              6,590
---------------------------------------------------------------------------------------------------------------------------
   4,715,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030              9,430
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Canton Human Services Initiatives                                  5.700     09/01/2024          1,030,140
---------------------------------------------------------------------------------------------------------------------------
   1,260,000   Canton Human Services Initiatives                                  5.750     09/01/2032          1,297,876
---------------------------------------------------------------------------------------------------------------------------
     600,000   Capital District Youth Center                                      6.000     02/01/2017            649,890
---------------------------------------------------------------------------------------------------------------------------
     500,000   Carnegie Redevelopment Corp. a                                     7.000     09/01/2021            506,185
---------------------------------------------------------------------------------------------------------------------------
   1,430,000   Cattaraugus County IDA (Cherry Creek)                              9.800     09/01/2010          1,447,560
---------------------------------------------------------------------------------------------------------------------------
     570,000   Cattaraugus County IDA (Jamestown Community College)               6.400     07/01/2019            616,421
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Cattaraugus County IDA (Jamestown Community College)               6.500     07/01/2030          1,075,910
---------------------------------------------------------------------------------------------------------------------------
   4,360,000   Cattaraugus County IDA (Olean General Hospital)                    5.250     08/01/2023          4,407,350
---------------------------------------------------------------------------------------------------------------------------
   1,465,000   Cattaraugus County IDA (St. Bonaventure University)                5.450     09/15/2019          1,502,738
---------------------------------------------------------------------------------------------------------------------------
   2,900,000   Chautauqua County IDA (Jamestown Community College)                5.250     08/01/2028          2,948,459
---------------------------------------------------------------------------------------------------------------------------
   1,160,000   Chautauqua County IDA (Jamestown Devel. Corp.)                     7.125     11/01/2008          1,204,718
---------------------------------------------------------------------------------------------------------------------------
   3,395,000   Chautauqua County IDA (Jamestown Devel. Corp.)                     7.125     11/01/2018          3,525,334
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Chautauqua County Tobacco Asset Securitization Corp.               6.750     07/01/2040          2,701,000
---------------------------------------------------------------------------------------------------------------------------
   8,145,000   Chemung County IDA (St. Joseph's Hospital)                         6.000     01/01/2013          7,588,371
---------------------------------------------------------------------------------------------------------------------------
   8,435,000   Chemung County IDA (St. Joseph's Hospital)                         6.350     01/01/2013          8,068,668
---------------------------------------------------------------------------------------------------------------------------
   4,910,000   Chemung County IDA (St. Joseph's Hospital)                         6.500     01/01/2019          4,582,159
---------------------------------------------------------------------------------------------------------------------------
   1,960,000   Clifton Springs Hospital & Clinic                                  7.650     01/01/2012          1,961,862
---------------------------------------------------------------------------------------------------------------------------
   3,345,000   Clifton Springs Hospital & Clinic                                  8.000     01/01/2020          3,348,679
---------------------------------------------------------------------------------------------------------------------------
      35,000   Cohoes GO                                                          6.200     03/15/2012             37,060
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.200     03/15/2013             26,365
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.250     03/15/2014             26,246
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.250     03/15/2015             26,112
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.250     03/15/2016             25,992
---------------------------------------------------------------------------------------------------------------------------
     295,000   Columbia County IDA (ARC)                                          7.750     06/01/2005            302,307
---------------------------------------------------------------------------------------------------------------------------
   2,650,000   Columbia County IDA (ARC)                                          8.650     06/01/2018          2,746,592
---------------------------------------------------------------------------------------------------------------------------
     230,000   Columbia County IDA (Berkshire Farms)                              6.900     12/15/2004            234,699
---------------------------------------------------------------------------------------------------------------------------
   1,855,000   Columbia County IDA (Berkshire Farms)                              7.500     12/15/2014          1,927,827
---------------------------------------------------------------------------------------------------------------------------
   3,300,000   Corinth IDA (International Paper Company)                          5.750     02/01/2022          3,335,541
---------------------------------------------------------------------------------------------------------------------------
   5,370,000   Cortland County IDA (Cortland Memorial Hospital)                   5.250     07/01/2032          5,428,318
---------------------------------------------------------------------------------------------------------------------------
     120,000   Dutchess County IDA (Bard College)                                 5.750     08/01/2030            127,807
---------------------------------------------------------------------------------------------------------------------------
   3,500,000   Dutchess County IDA (Bard College)                                 7.000     11/01/2017          3,725,890
---------------------------------------------------------------------------------------------------------------------------
   2,660,000   Dutchess County IDA (Vassar Brothers Hospital)                     6.500     04/01/2020          2,882,216
---------------------------------------------------------------------------------------------------------------------------
   5,595,000   Dutchess County IDA (Vassar Brothers Hospital)                     6.500     04/01/2030          6,034,263
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Dutchess County Water & Wastewater Authority                       0.000 z   06/01/2027            293,440
---------------------------------------------------------------------------------------------------------------------------
   3,350,000   East Rochester Hsg. Authority (Episcopal Senior Hsg.)              7.750     10/01/2032          3,356,633
---------------------------------------------------------------------------------------------------------------------------
   1,355,000   East Rochester Hsg. Authority (Gates Senior Hsg.)                  6.125     04/20/2043          1,473,007
---------------------------------------------------------------------------------------------------------------------------
   1,400,000   East Rochester Hsg. Authority (Genesee Valley Nursing Home)        5.200     12/20/2024          1,448,146



                         11 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,000,000   East Rochester Hsg. Authority (Linden Knoll)                       5.350%    02/01/2038      $   2,027,660
---------------------------------------------------------------------------------------------------------------------------
   1,620,000   East Rochester Hsg. Authority (North Park Nursing Home)            5.200     10/20/2024          1,668,422
---------------------------------------------------------------------------------------------------------------------------
   4,095,000   East Rochester Hsg. Authority (St. John's Meadows)                 5.950     08/01/2027          4,231,200
---------------------------------------------------------------------------------------------------------------------------
   3,210,000   Erie County IDA (Affordable Hospitality) a                         9.250     12/01/2015          2,831,252
---------------------------------------------------------------------------------------------------------------------------
     815,000   Erie County IDA (Air Cargo)                                        8.250     10/01/2007            818,676
---------------------------------------------------------------------------------------------------------------------------
   2,380,000   Erie County IDA (Air Cargo)                                        8.500     10/01/2015          2,430,694
---------------------------------------------------------------------------------------------------------------------------
  44,000,000   Erie County IDA (Canfibre Lackawanna) a,b,d                        9.050     12/01/2025          8,800,000
---------------------------------------------------------------------------------------------------------------------------
     785,000   Erie County IDA (DePaul Properties)                                5.750     09/01/2028            667,807
---------------------------------------------------------------------------------------------------------------------------
   3,055,000   Erie County IDA (DePaul Properties)                                6.500     09/01/2018          2,899,562
---------------------------------------------------------------------------------------------------------------------------
   3,230,000   Erie County IDA (Medaille College)                                 8.000     12/30/2022          3,299,348
---------------------------------------------------------------------------------------------------------------------------
   3,515,000   Erie County IDA (Medaille College)                                 8.250     11/01/2026          3,539,324
---------------------------------------------------------------------------------------------------------------------------
   2,655,000   Erie County IDA (Mercy Hospital)                                   6.250     06/01/2010          2,485,770
---------------------------------------------------------------------------------------------------------------------------
      25,000   Erie County IDA (The Episcopal Church Home)                        5.875     02/01/2018             24,715
---------------------------------------------------------------------------------------------------------------------------
   9,495,000   Erie County IDA (The Episcopal Church Home)                        6.000     02/01/2028          9,207,396
---------------------------------------------------------------------------------------------------------------------------
     480,000   Erie County Tobacco Asset Securitization Corp.                     6.125     07/15/2030            500,707
---------------------------------------------------------------------------------------------------------------------------
  19,490,000   Erie County Tobacco Asset Securitization Corp.                     6.250     07/15/2040         20,495,294
---------------------------------------------------------------------------------------------------------------------------
  45,490,000   Erie County Tobacco Asset Securitization Corp.                     6.750     07/15/2040         49,305,246
---------------------------------------------------------------------------------------------------------------------------
   1,850,000   Essex County IDA (International Paper Company)                     5.500     08/15/2022          1,789,542
---------------------------------------------------------------------------------------------------------------------------
     625,000   Essex County IDA (International Paper Company)                     5.500     10/01/2026            614,369
---------------------------------------------------------------------------------------------------------------------------
     310,000   Essex County IDA (International Paper Company)                     5.800     12/01/2019            312,523
---------------------------------------------------------------------------------------------------------------------------
   2,300,000   Essex County IDA (International Paper Company)                     6.450     11/15/2023          2,403,730
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   Essex County IDA (Moses Ludington Nursing Home)                    6.375     02/01/2050          5,613,300
---------------------------------------------------------------------------------------------------------------------------
     325,000   Essex County IDA (Moses Ludington Nursing Home)                    9.000     02/01/2008            329,621
---------------------------------------------------------------------------------------------------------------------------
   5,680,000   Franklin County IDA (Adirondack Medical Center)                    5.500     12/01/2029          5,925,660
---------------------------------------------------------------------------------------------------------------------------
   4,245,000   Franklin County SWMA                                               6.250     06/01/2015          4,354,818
---------------------------------------------------------------------------------------------------------------------------
   1,570,000   Fulton County IDA (Nathan Littauer)                                7.000     11/01/2004          1,578,823
---------------------------------------------------------------------------------------------------------------------------
     240,000   Geneva IDA (Finger Lakes Cerebral Palsy)                           8.250     11/01/2004            242,647
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Geneva IDA (Finger Lakes Cerebral Palsy)                           8.500     11/01/2016          1,011,030
---------------------------------------------------------------------------------------------------------------------------
     635,000   Glen Cove IDA (SLCD)                                               6.875     07/01/2008            622,808
---------------------------------------------------------------------------------------------------------------------------
   3,775,000   Glen Cove IDA (SLCD)                                               7.375     07/01/2023          3,709,881
---------------------------------------------------------------------------------------------------------------------------
   2,280,000   Glen Cove IDA (The Regency at Glen Cove)                           0.000 z   10/15/2019 p        1,038,266
---------------------------------------------------------------------------------------------------------------------------
   2,375,000   Grand Central BID (Grand Central District Management)              5.250     01/01/2022          2,408,844
---------------------------------------------------------------------------------------------------------------------------
   2,795,000   Green Island Power Authority                                       6.000     12/15/2020          2,921,669
---------------------------------------------------------------------------------------------------------------------------
   1,695,000   Green Island Power Authority                                       6.000     12/15/2025          1,739,002
---------------------------------------------------------------------------------------------------------------------------
     690,000   Hamilton EHC (Hamilton Apartments)                                11.250     01/01/2015            707,429
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Hempstead IDA (Adelphi University)                                 5.500     06/01/2032          2,559,850
---------------------------------------------------------------------------------------------------------------------------
     405,000   Hempstead IDA (Dentaco Corp.)                                      7.250     11/01/2012            380,882
---------------------------------------------------------------------------------------------------------------------------
   1,270,000   Hempstead IDA (Dentaco Corp.)                                      8.250     11/01/2025          1,163,104
---------------------------------------------------------------------------------------------------------------------------
   5,220,000   Hempstead IDA (Engel Burman Senior Hsg.)                           6.250     11/01/2010          5,248,867
---------------------------------------------------------------------------------------------------------------------------
  18,825,000   Hempstead IDA (Engel Burman Senior Hsg.)                           6.750     11/01/2024         18,936,820
---------------------------------------------------------------------------------------------------------------------------
   3,465,000   Hempstead IDA (Franklin Hospital Medical Center)                   5.750     11/01/2008          3,329,588
---------------------------------------------------------------------------------------------------------------------------
   9,375,000   Hempstead IDA (Franklin Hospital Medical Center)                   6.375     11/01/2018          8,551,219
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Hempstead IDA (Franklin Hospital Medical Center)                   7.750     11/01/2022         10,084,800
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Hempstead IDA (Hungry Harbor Associates)                           8.000     05/01/2044          2,554,800
---------------------------------------------------------------------------------------------------------------------------
   4,770,000   Hempstead IDA (Hungry Harbor Associates)                           8.000     05/01/2044          4,785,693



                         12 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $12,530,000   Hempstead IDA (Hungry Harbor Associates)                           8.000%    05/01/2044      $  12,804,658
---------------------------------------------------------------------------------------------------------------------------
   5,700,000   Hempstead IDA (Hungry Harbor Associates)                           8.000     05/01/2044          5,700,570
---------------------------------------------------------------------------------------------------------------------------
   6,355,000   Hempstead IDA (South Shore Y JCC)                                  6.750     11/01/2024          5,868,461
---------------------------------------------------------------------------------------------------------------------------
  11,460,000   Herkimer County IDA (Burrows Paper) a                              8.000     01/01/2009         11,001,142
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   Herkimer County IDA (College Foundation)                           6.400     11/01/2020          1,343,904
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Herkimer County IDA (College Foundation)                           6.500     11/01/2030          2,078,540
---------------------------------------------------------------------------------------------------------------------------
     355,000   Herkimer Hsg. Authority                                            7.150     03/01/2011            360,243
---------------------------------------------------------------------------------------------------------------------------
      60,000   Hsg. NY Corp.                                                      5.500     11/01/2020             61,690
---------------------------------------------------------------------------------------------------------------------------
     990,000   Hudson IDA (Have, Inc.)                                            8.125     12/01/2017            996,871
---------------------------------------------------------------------------------------------------------------------------
     125,000   Huntington Hsg. Authority (GJSR)                                   5.875     05/01/2019            115,074
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Huntington Hsg. Authority (GJSR)                                   6.000     05/01/2029            879,820
---------------------------------------------------------------------------------------------------------------------------
   8,500,000   Huntington Hsg. Authority (GJSR)                                   6.000     05/01/2039          7,352,840
---------------------------------------------------------------------------------------------------------------------------
     885,000   Islip IDA (Leeway School)                                          9.000     08/01/2021            895,133
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Islip IDA (Southside Hospital Civic Facilities)                    7.750     12/01/2022         20,129,600
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)                           5.500     08/01/2024          3,145,110
---------------------------------------------------------------------------------------------------------------------------
  21,000,000   L.I. Power Authority RITES a                                      14.355 f   12/01/2022         23,395,680
---------------------------------------------------------------------------------------------------------------------------
   7,905,000   L.I. Power Authority RITES a                                      14.389 f   12/01/2022          8,806,802
---------------------------------------------------------------------------------------------------------------------------
   3,750,000   L.I. Power Authority RITES a                                      14.820 f   12/01/2026          4,218,375
---------------------------------------------------------------------------------------------------------------------------
   2,915,000   L.I. Power Authority RITES a                                      14.896 f   09/01/2028          3,328,638
---------------------------------------------------------------------------------------------------------------------------
  13,000,000   L.I. Power Authority RITES a                                      15.855 f   12/01/2029         13,983,060
---------------------------------------------------------------------------------------------------------------------------
  11,250,000   L.I. Power Authority RITES a                                      16.660 f   12/01/2029         12,100,725
---------------------------------------------------------------------------------------------------------------------------
  25,630,000   L.I. Power Authority, Series A                                     5.125     09/01/2029         25,681,516
---------------------------------------------------------------------------------------------------------------------------
  49,530,000   L.I. Power Authority, Series A                                     5.375     09/01/2025         50,557,747
---------------------------------------------------------------------------------------------------------------------------
   3,215,000   L.I. Power Authority, Series A                                     5.500     12/01/2029          3,251,876
---------------------------------------------------------------------------------------------------------------------------
   2,255,000   L.I. Power Authority, Series A                                     5.500     12/01/2029          2,297,642
---------------------------------------------------------------------------------------------------------------------------
  86,300,000   L.I. Power Authority, Series L                                     5.375     05/01/2033         88,035,493
---------------------------------------------------------------------------------------------------------------------------
      75,000   Lowville GO                                                        7.200     09/15/2007             89,060
---------------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                        7.200     09/15/2012            125,982
---------------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                        7.200     09/15/2013            126,816
---------------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                        7.200     09/15/2014            127,648
---------------------------------------------------------------------------------------------------------------------------
   5,350,000   Lyons Community Health Initiatives Corp.                           6.800     09/01/2024          5,626,220
---------------------------------------------------------------------------------------------------------------------------
   4,525,000   Macleay Hsg. Corp. (Larchmont Woods)                               8.500     01/01/2031          4,834,781
---------------------------------------------------------------------------------------------------------------------------
   1,290,000   Madison County IDA (Oneida Healthcare Center)                      5.300     02/01/2021          1,323,901
---------------------------------------------------------------------------------------------------------------------------
   5,500,000   Madison County IDA (Oneida Healthcare Center)                      5.350     02/01/2031          5,604,940
---------------------------------------------------------------------------------------------------------------------------
   2,410,000   Mechanicsville HDC                                                 6.900     08/01/2022          2,418,001
---------------------------------------------------------------------------------------------------------------------------
     120,000   Middleton IDA (Flanagan Design & Display)                          7.000     11/01/2006            116,322
---------------------------------------------------------------------------------------------------------------------------
     690,000   Middleton IDA (Flanagan Design & Display)                          7.500     11/01/2018            631,688
---------------------------------------------------------------------------------------------------------------------------
     905,000   Middleton IDA (Fleurchem, Inc.) a                                  8.000     12/01/2016            899,389
---------------------------------------------------------------------------------------------------------------------------
   3,955,000   Middletown IDA (Southwinds Retirement Home)                        6.375     03/01/2018          3,683,885
---------------------------------------------------------------------------------------------------------------------------
     500,000   Middletown IDA (YMCA)                                              6.250     11/01/2009            474,655
---------------------------------------------------------------------------------------------------------------------------
   1,255,000   Middletown IDA (YMCA)                                              7.000     11/01/2019          1,150,835
---------------------------------------------------------------------------------------------------------------------------
     330,000   Monroe County COP                                                  8.050     01/01/2011            339,636
---------------------------------------------------------------------------------------------------------------------------
   4,260,000   Monroe County IDA (Al Sigl Center)                                 6.600     12/15/2017          4,145,150
---------------------------------------------------------------------------------------------------------------------------
   1,590,000   Monroe County IDA (Al Sigl Center)                                 7.250     12/15/2015          1,620,067
---------------------------------------------------------------------------------------------------------------------------
   3,145,000   Monroe County IDA (Brazill Merk)                                   7.900     12/15/2014          3,211,359




                         13 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   900,000   Monroe County IDA (Canal Ponds)                                    7.000%    06/15/2013      $     930,492
---------------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County IDA (Cohber Press)                                   7.700     12/01/2003             10,037
---------------------------------------------------------------------------------------------------------------------------
     190,000   Monroe County IDA (Cohber Press)                                   7.850     12/01/2009            191,279
---------------------------------------------------------------------------------------------------------------------------
   1,965,000   Monroe County IDA (Collegiate Hsg. Foundation--RIT)                5.375     04/01/2029          1,970,011
---------------------------------------------------------------------------------------------------------------------------
   1,698,220   Monroe County IDA (Cottrone Devel.)                                9.500     12/01/2010          1,737,941
---------------------------------------------------------------------------------------------------------------------------
     950,000   Monroe County IDA (Dayton Rogers Manufacturing)                    6.100     12/01/2009            906,281
---------------------------------------------------------------------------------------------------------------------------
   2,595,000   Monroe County IDA (Depaul Community Facilities)                    5.875     02/01/2028          2,322,058
---------------------------------------------------------------------------------------------------------------------------
   5,750,000   Monroe County IDA (DePaul Community Facilities)                    5.950     08/01/2028          5,192,825
---------------------------------------------------------------------------------------------------------------------------
     880,000   Monroe County IDA (DePaul Community Facilities)                    6.450     02/01/2014            943,686
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   Monroe County IDA (DePaul Community Facilities)                    6.500     02/01/2024          1,337,389
---------------------------------------------------------------------------------------------------------------------------
   4,485,000   Monroe County IDA (DePaul Properties)                              6.150     09/01/2021          4,122,074
---------------------------------------------------------------------------------------------------------------------------
  14,154,302   Monroe County IDA (Genesee Hospital) b,d                           7.000     11/01/2018          1,701,913
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Jewish Home of Rochester Senior Hsg.)           6.875     04/01/2017          1,010,200
---------------------------------------------------------------------------------------------------------------------------
   4,955,000   Monroe County IDA (Jewish Home of Rochester Senior Hsg.)           6.875     04/01/2027          4,967,982
---------------------------------------------------------------------------------------------------------------------------
     350,000   Monroe County IDA (Machine Tool Research)                          7.750     12/01/2006            347,126
---------------------------------------------------------------------------------------------------------------------------
     600,000   Monroe County IDA (Machine Tool Research)                          8.000     12/01/2011            582,558
---------------------------------------------------------------------------------------------------------------------------
     300,000   Monroe County IDA (Machine Tool Research)                          8.500     12/01/2013            294,330
---------------------------------------------------------------------------------------------------------------------------
   1,060,000   Monroe County IDA (Melles Groit)                                   9.500     12/01/2009          1,073,716
---------------------------------------------------------------------------------------------------------------------------
   1,325,000   Monroe County IDA (Morrell/Morrell)                                7.000     12/01/2007          1,336,501
---------------------------------------------------------------------------------------------------------------------------
   4,330,000   Monroe County IDA (Piano Works)                                    7.625     11/01/2016          4,505,798
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Southview Towers)                               6.125     02/01/2020          1,109,630
---------------------------------------------------------------------------------------------------------------------------
   1,465,000   Monroe County IDA (St. John Fisher College)                        5.200     06/01/2019          1,552,109
---------------------------------------------------------------------------------------------------------------------------
   2,190,000   Monroe County IDA (St. John Fisher College)                        5.250     06/01/2026          2,250,948
---------------------------------------------------------------------------------------------------------------------------
   3,075,000   Monroe County IDA (St. John Fisher College)                        5.375     06/01/2024          3,182,133
---------------------------------------------------------------------------------------------------------------------------
   4,345,000   Monroe County IDA (St. Joseph's Parking Garage) a                  7.500     11/01/2022          4,126,403
---------------------------------------------------------------------------------------------------------------------------
   7,420,000   Monroe County IDA (The Children's Beverage Group) a,b,d            8.750     11/01/2010            107,590
---------------------------------------------------------------------------------------------------------------------------
     910,000   Monroe County IDA (Volunteers of America)                          5.700     08/01/2018            831,376
---------------------------------------------------------------------------------------------------------------------------
   2,710,000   Monroe County IDA (Volunteers of America)                          5.750     08/01/2028          2,339,245
---------------------------------------------------------------------------------------------------------------------------
     175,000   Monroe County IDA (West End Business)                              6.750     12/01/2004            175,397
---------------------------------------------------------------------------------------------------------------------------
      40,000   Monroe County IDA (West End Business)                              6.750     12/01/2004             40,091
---------------------------------------------------------------------------------------------------------------------------
      25,000   Monroe County IDA (West End Business)                              6.750     12/01/2004             25,057
---------------------------------------------------------------------------------------------------------------------------
   1,375,000   Monroe County IDA (West End Business)                              8.000     12/01/2014          1,416,181
---------------------------------------------------------------------------------------------------------------------------
     345,000   Monroe County IDA (West End Business)                              8.000     12/01/2014            355,333
---------------------------------------------------------------------------------------------------------------------------
     170,000   Monroe County IDA (West End Business)                              8.000     12/01/2014            175,091
---------------------------------------------------------------------------------------------------------------------------
     515,000   Monroe County IDA (West End Business)                              8.000     12/01/2014            530,424
---------------------------------------------------------------------------------------------------------------------------
  12,000,000   Monroe County IDA (Woodlawn Village)                               8.550     11/15/2032         12,857,400
---------------------------------------------------------------------------------------------------------------------------
  30,000,000   Monroe County Tobacco Asset Securitization Corp.                   6.375     06/01/2035         31,779,000
---------------------------------------------------------------------------------------------------------------------------
  13,740,000   Monroe County Tobacco Asset Securitization Corp.                   6.625     06/01/2042         14,775,172
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Monroe County Tobacco Asset Securitization Corp. RITES a          14.829 f   06/01/2042         12,260,200
---------------------------------------------------------------------------------------------------------------------------
   1,215,000   Monroe IDA (St. Joseph) a                                          7.000     11/01/2008          1,184,613
---------------------------------------------------------------------------------------------------------------------------
   5,860,000   Montgomery County IDA (ASMF) a,b,d                                 7.250     01/15/2019          3,193,700
---------------------------------------------------------------------------------------------------------------------------
   2,295,000   Mount Vernon IDA (Meadowview)                                      6.150     06/01/2019          2,114,613
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Mount Vernon IDA (Meadowview)                                      6.200     06/01/2029          2,214,200
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   MTA IVRC a                                                         8.929 f   07/01/2011         10,728,800
---------------------------------------------------------------------------------------------------------------------------
  14,200,000   MTA RITES a                                                       13.785 f   11/15/2025         15,238,304




                         14 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,910,000   MTA RITES a                                                       13.785% f  11/15/2028      $   2,016,005
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   MTA RITES a                                                       13.785 f   11/15/2030         10,511,000
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   MTA RITES a                                                       13.785 f   11/15/2030          5,255,500
---------------------------------------------------------------------------------------------------------------------------
   2,890,000   MTA RITES a                                                       13.785 f   11/15/2030          3,037,679
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   MTA RITES a                                                       13.785 f   11/15/2031          7,883,250
---------------------------------------------------------------------------------------------------------------------------
   2,125,000   MTA RITES a                                                       13.785 f   11/15/2032          2,233,587
---------------------------------------------------------------------------------------------------------------------------
   2,220,000   MTA Service Contract RITES a                                      14.285 f   01/01/2024          2,448,349
---------------------------------------------------------------------------------------------------------------------------
 131,525,000   MTA Service Contract, Series A                                     5.125     01/01/2029        133,601,780
---------------------------------------------------------------------------------------------------------------------------
  33,275,000   MTA Service Contract, Series B                                     5.250     01/01/2031         34,342,462
---------------------------------------------------------------------------------------------------------------------------
  20,850,000   MTA, Series A                                                      5.125     11/15/2031         21,074,137
---------------------------------------------------------------------------------------------------------------------------
  34,620,000   MTA, Series E                                                      5.250     11/15/2031         35,516,658
---------------------------------------------------------------------------------------------------------------------------
     802,824   Municipal Assistance Corp. for Troy, NY                            0.000 z   07/15/2021            333,517
---------------------------------------------------------------------------------------------------------------------------
   1,218,573   Municipal Assistance Corp. for Troy, NY                            0.000 z   01/15/2022            487,076
---------------------------------------------------------------------------------------------------------------------------
   2,725,000   Nassau County IDA (ACLD)                                           8.125     10/01/2022          2,798,902
---------------------------------------------------------------------------------------------------------------------------
   1,380,000   Nassau County IDA (ALIA - ACDS)                                    7.500     06/01/2015          1,436,456
---------------------------------------------------------------------------------------------------------------------------
     270,000   Nassau County IDA (ALIA - ACLD)                                    7.125     06/01/2017            268,496
---------------------------------------------------------------------------------------------------------------------------
     445,000   Nassau County IDA (ALIA - ACLD)                                    7.500     06/01/2015            463,205
---------------------------------------------------------------------------------------------------------------------------
   6,795,000   Nassau County IDA (ALIA - CSMR)                                    7.000     11/01/2016          6,843,720
---------------------------------------------------------------------------------------------------------------------------
   4,025,000   Nassau County IDA (ALIA - CSMR)                                    7.125     06/01/2017          4,094,431
---------------------------------------------------------------------------------------------------------------------------
   2,215,000   Nassau County IDA (ALIA - CSMR)                                    7.500     06/01/2015          2,305,616
---------------------------------------------------------------------------------------------------------------------------
     430,000   Nassau County IDA (ALIA - FREE)                                    7.125     06/01/2012            437,994
---------------------------------------------------------------------------------------------------------------------------
   2,745,000   Nassau County IDA (ALIA - FREE)                                    7.500     06/01/2015          2,799,927
---------------------------------------------------------------------------------------------------------------------------
   4,030,000   Nassau County IDA (ALIA - FREE)                                    8.150     06/01/2030          4,113,824
---------------------------------------------------------------------------------------------------------------------------
   6,610,000   Nassau County IDA (ALIA - FREE)                                    8.250     06/01/2032          6,587,923
---------------------------------------------------------------------------------------------------------------------------
   1,080,000   Nassau County IDA (ALIA - HH)                                      7.125     06/01/2017          1,098,630
---------------------------------------------------------------------------------------------------------------------------
     830,000   Nassau County IDA (ALIA - HHS)                                     7.125     06/01/2017            837,752
---------------------------------------------------------------------------------------------------------------------------
     295,000   Nassau County IDA (ALIA - LVH)                                     7.500     06/01/2015            307,068
---------------------------------------------------------------------------------------------------------------------------
     670,000   Nassau County IDA (CNGCS)                                          7.500     06/01/2030            697,410
---------------------------------------------------------------------------------------------------------------------------
   2,245,000   Nassau County IDA (CNGCS)                                          8.150     06/01/2030          2,291,696
---------------------------------------------------------------------------------------------------------------------------
   1,165,000   Nassau County IDA (Leo D. Bernstein & Sons)                        8.000     11/01/2010          1,076,693
---------------------------------------------------------------------------------------------------------------------------
   6,060,000   Nassau County IDA (Leo D. Bernstein & Sons)                        8.875     11/01/2026          5,609,863
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   Nassau County IDA (Little Village School)                          7.500     12/01/2031          3,981,080
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   Nassau County IDA (Little Village School)                          7.500     12/01/2031          1,492,905
---------------------------------------------------------------------------------------------------------------------------
   2,290,000   Nassau County IDA (North Shore CFGA)                               6.750     05/01/2024          2,132,013
---------------------------------------------------------------------------------------------------------------------------
     135,000   Nassau County IDA (RJS Scientific)                                 8.050     12/01/2005            138,058
---------------------------------------------------------------------------------------------------------------------------
   2,700,000   Nassau County IDA (RJS Scientific)                                 9.050     12/01/2025          2,873,367
---------------------------------------------------------------------------------------------------------------------------
   2,759,599   Nassau County IDA (Sharp International) a,b,d                      7.375     12/01/2007            173,855
---------------------------------------------------------------------------------------------------------------------------
   1,752,588   Nassau County IDA (Sharp International) a,b,d                      7.375     12/01/2007            110,413
---------------------------------------------------------------------------------------------------------------------------
   2,527,212   Nassau County IDA (Sharp International) a,b,d                      7.875     12/01/2012            159,214
---------------------------------------------------------------------------------------------------------------------------
   1,597,663   Nassau County IDA (Sharp International) a,b,d                      7.875     12/01/2012            100,653
---------------------------------------------------------------------------------------------------------------------------
   2,050,000   Nassau County IDA (United Cerebral Palsy)                          6.250     11/01/2014          2,007,360
---------------------------------------------------------------------------------------------------------------------------
  24,890,000   Nassau County IDA (Westbury Senior Living)                         7.900     11/01/2031         25,033,615
---------------------------------------------------------------------------------------------------------------------------
   4,375,000   Nassau County IFA RITES a                                         14.412 f   11/15/2021          4,836,300
---------------------------------------------------------------------------------------------------------------------------
   2,040,000   Nassau County Tobacco Settlement Corp.                             6.250     07/15/2021          2,157,157
---------------------------------------------------------------------------------------------------------------------------
   4,900,000   Nassau County Tobacco Settlement Corp.                             6.300     07/15/2021          5,196,450


                         15 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,320,000   Nassau County Tobacco Settlement Corp.                             6.300%    07/15/2022      $   1,393,154
---------------------------------------------------------------------------------------------------------------------------
  35,385,000   Nassau County Tobacco Settlement Corp.                             6.400     07/15/2033         37,361,252
---------------------------------------------------------------------------------------------------------------------------
  21,070,000   Nassau County Tobacco Settlement Corp.                             6.500     07/15/2027         22,438,918
---------------------------------------------------------------------------------------------------------------------------
  35,185,000   Nassau County Tobacco Settlement Corp.                             6.600     07/15/2039         37,562,450
---------------------------------------------------------------------------------------------------------------------------
   7,155,000   Nassau IDA (EBS North Hills LLC)                                   7.800     05/01/2045          7,194,138
---------------------------------------------------------------------------------------------------------------------------
   3,340,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          3,339,866
---------------------------------------------------------------------------------------------------------------------------
   4,290,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          4,289,828
---------------------------------------------------------------------------------------------------------------------------
   6,195,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          6,194,752
---------------------------------------------------------------------------------------------------------------------------
   4,775,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          4,774,809
---------------------------------------------------------------------------------------------------------------------------
   4,775,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          4,774,809
---------------------------------------------------------------------------------------------------------------------------
      20,000   New Hartford HDC (Village Point)                                   7.375     01/01/2024             20,033
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   New Hartford-Sunset Wood Funding Corp.                             5.500     02/01/2029          2,089,720
---------------------------------------------------------------------------------------------------------------------------
  13,010,000   New Rochelle IDA (College of New Rochelle)                         5.250     07/01/2027         13,065,813
---------------------------------------------------------------------------------------------------------------------------
   6,500,000   New Rochelle IDA (College of New Rochelle)                         5.500     07/01/2019          6,747,910
---------------------------------------------------------------------------------------------------------------------------
   4,950,000   Newark-Wayne Community Hospital                                    5.875     01/15/2033          5,053,306
---------------------------------------------------------------------------------------------------------------------------
   2,790,000   Newark-Wayne Community Hospital                                    7.600     09/01/2015          2,737,687
---------------------------------------------------------------------------------------------------------------------------
   3,300,000   Niagara County IDA (American Ref-Fuel Company)                     5.550     11/15/2024          3,458,202
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   Niagara County IDA (Niagara University)                            5.350     11/01/2023          1,551,000
---------------------------------------------------------------------------------------------------------------------------
   5,400,000   Niagara County IDA (Niagara University)                            5.400     11/01/2031          5,540,022
---------------------------------------------------------------------------------------------------------------------------
   1,900,000   Niagara County IDA (Sevenson Hotel)                                6.600     05/01/2007          1,901,007
---------------------------------------------------------------------------------------------------------------------------
   6,500,000   Niagara County IDA (Solid Waste Disposal)                          5.625     11/15/2024          6,849,375
---------------------------------------------------------------------------------------------------------------------------
     225,000   Niagara County Tobacco Asset Securitization Corp.                  6.250     05/15/2034            236,414
---------------------------------------------------------------------------------------------------------------------------
   5,085,000   Niagara County Tobacco Asset Securitization Corp.                  6.250     05/15/2040          5,342,962
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   Niagara Falls CSD COP (High School Facility)                       5.375     06/15/2028          1,703,366
---------------------------------------------------------------------------------------------------------------------------
     750,000   Niagara Falls CSD COP (High School Facility)                       6.625     06/15/2028            812,392
---------------------------------------------------------------------------------------------------------------------------
     715,000   North Babylon Volunteer Fire Company                               5.750     08/01/2022            757,485
---------------------------------------------------------------------------------------------------------------------------
   1,555,000   North Country Devel. Authority (Clarkson University)               5.500     07/01/2019          1,646,683
---------------------------------------------------------------------------------------------------------------------------
   3,145,000   North Country Devel. Authority (Clarkson University)               5.500     07/01/2029          3,247,307
---------------------------------------------------------------------------------------------------------------------------
     585,000   North Tonawanda HDC (Bishop Gibbons Associates)                    6.800     12/15/2007            620,433
---------------------------------------------------------------------------------------------------------------------------
   3,295,000   North Tonawanda HDC (Bishop Gibbons Associates)                    7.375     12/15/2021          3,832,546
---------------------------------------------------------------------------------------------------------------------------
      25,000   Nunda GO                                                           8.000     05/01/2010             32,105
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   NY Convention Center COP (Yale Building Acquisition)               6.500     12/01/2004         20,450,000
---------------------------------------------------------------------------------------------------------------------------
  17,815,000   NY Counties Tobacco Trust I (TASC)                                 6.500     06/01/2035         19,020,007
---------------------------------------------------------------------------------------------------------------------------
  59,090,000   NY Counties Tobacco Trust I (TASC)                                 6.625     06/01/2042         63,541,841
---------------------------------------------------------------------------------------------------------------------------
  13,240,000   NY Counties Tobacco Trust I (TASC) RITES a                        14.825 f   06/01/2028         15,401,165
---------------------------------------------------------------------------------------------------------------------------
     435,000   NY Counties Tobacco Trust II (TASC)                                5.250     06/01/2025            429,058
---------------------------------------------------------------------------------------------------------------------------
  29,455,000   NY Counties Tobacco Trust II (TASC)                                5.625     06/01/2035         29,453,527
---------------------------------------------------------------------------------------------------------------------------
  52,905,000   NY Counties Tobacco Trust II (TASC)                                5.750     06/01/2043         53,111,859
---------------------------------------------------------------------------------------------------------------------------
     270,000   NYC GO                                                             0.000 z   05/15/2011            186,629
---------------------------------------------------------------------------------------------------------------------------
     200,000   NYC GO                                                             0.000 z   05/15/2012            130,640
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                                             0.000 z   10/01/2012             25,654
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                                             5.000     03/15/2018            502,345
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC GO                                                             5.125     03/15/2025          5,095,150
---------------------------------------------------------------------------------------------------------------------------
   1,015,000   NYC GO                                                             5.250     08/15/2023          1,028,611
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                                             5.250     08/01/2024            505,130


                         16 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $33,420,000   NYC GO                                                             5.250%    06/01/2027      $  33,801,991
---------------------------------------------------------------------------------------------------------------------------
  26,350,000   NYC GO                                                             5.250     03/15/2032         26,625,884
---------------------------------------------------------------------------------------------------------------------------
  20,825,000   NYC GO                                                             5.375     12/01/2026         21,237,751
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                                             5.375     08/01/2027            508,690
---------------------------------------------------------------------------------------------------------------------------
   2,465,000   NYC GO                                                             5.375     03/15/2028          2,515,015
---------------------------------------------------------------------------------------------------------------------------
  55,765,000   NYC GO                                                             5.375     06/01/2032         56,876,954
---------------------------------------------------------------------------------------------------------------------------
      85,000   NYC GO                                                             5.500     10/01/2018             89,013
---------------------------------------------------------------------------------------------------------------------------
   1,255,000   NYC GO                                                             5.500     06/01/2028          1,292,863
---------------------------------------------------------------------------------------------------------------------------
  23,215,000   NYC GO                                                             5.500     12/01/2031         23,864,324
---------------------------------------------------------------------------------------------------------------------------
   6,770,000   NYC GO                                                             5.500     11/15/2037          6,922,934
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                                             5.625     08/01/2016             20,525
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC GO                                                             5.625     03/15/2019          5,271,300
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYC GO                                                             5.750     02/01/2020             36,287
---------------------------------------------------------------------------------------------------------------------------
   4,845,000   NYC GO                                                             6.000     02/01/2011          5,172,280
---------------------------------------------------------------------------------------------------------------------------
     397,000   NYC GO                                                             6.500     08/01/2014            451,234
---------------------------------------------------------------------------------------------------------------------------
   1,580,000   NYC GO                                                             6.500     08/01/2015          1,795,844
---------------------------------------------------------------------------------------------------------------------------
   1,580,000   NYC GO                                                             6.625     08/01/2025          1,800,821
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                             7.000     02/01/2010              5,021
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                             7.250     08/15/2024              5,021
---------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                                             7.750     08/15/2028             15,103
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                             8.250     08/01/2014              5,063
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   NYC GO CAB                                                         0.000 v   05/15/2014          1,838,760
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO CAB                                                         0.000 v   08/01/2014            509,970
---------------------------------------------------------------------------------------------------------------------------
  16,387,000   NYC GO CARS                                                       10.570 f   08/12/2010         16,994,794
---------------------------------------------------------------------------------------------------------------------------
   8,387,000   NYC GO CARS                                                       10.570 f   09/01/2011          8,696,648
---------------------------------------------------------------------------------------------------------------------------
     100,000   NYC GO DIAMONDS                                                    0.000 v   08/01/2025             79,813
---------------------------------------------------------------------------------------------------------------------------
     351,012   NYC HDC (Albert Einstein Staff Hsg.)                               6.500     12/15/2017            369,016
---------------------------------------------------------------------------------------------------------------------------
   1,333,934   NYC HDC (Atlantic Plaza Towers)                                    7.034     02/15/2019          1,403,312
---------------------------------------------------------------------------------------------------------------------------
   1,045,000   NYC HDC (Barclay Avenue)                                           6.450     04/01/2017          1,098,295
---------------------------------------------------------------------------------------------------------------------------
   4,055,000   NYC HDC (Barclay Avenue)                                           6.600     04/01/2033          4,257,588
---------------------------------------------------------------------------------------------------------------------------
     330,269   NYC HDC (Bay Towers)                                               6.500     08/15/2017            347,401
---------------------------------------------------------------------------------------------------------------------------
   2,469,495   NYC HDC (Boulevard Towers)                                         6.500     08/15/2017          2,597,242
---------------------------------------------------------------------------------------------------------------------------
     420,441   NYC HDC (Bridgeview III)                                           6.500     12/15/2017            442,249
---------------------------------------------------------------------------------------------------------------------------
     448,122   NYC HDC (Cadman Plaza North)                                       7.000     12/15/2018            470,971
---------------------------------------------------------------------------------------------------------------------------
   1,165,927   NYC HDC (Cadman Towers)                                            6.500     11/15/2018          1,226,252
---------------------------------------------------------------------------------------------------------------------------
     167,266   NYC HDC (Candia House)                                             6.500     06/15/2018            175,897
---------------------------------------------------------------------------------------------------------------------------
   3,199,988   NYC HDC (Clinton Towers)                                           6.500     07/15/2017          3,365,524
---------------------------------------------------------------------------------------------------------------------------
     275,182   NYC HDC (Contello III)                                             7.000     12/15/2018            289,472
---------------------------------------------------------------------------------------------------------------------------
   1,313,196   NYC HDC (Cooper Gramercy)                                          6.500     08/15/2017          1,381,128
---------------------------------------------------------------------------------------------------------------------------
   1,001,958   NYC HDC (Court Plaza)                                              6.500     08/15/2017          1,053,930
---------------------------------------------------------------------------------------------------------------------------
   1,540,310   NYC HDC (Crown Gardens)                                            7.250     01/15/2019          1,620,992
---------------------------------------------------------------------------------------------------------------------------
   3,229,084   NYC HDC (East Midtown Plaza)                                       6.500     11/15/2018          3,396,157
---------------------------------------------------------------------------------------------------------------------------
   3,117,165   NYC HDC (Esplanade Gardens)                                        7.000     01/15/2019          3,279,694
---------------------------------------------------------------------------------------------------------------------------
      74,671   NYC HDC (Essex Terrace)                                            6.500     07/15/2018             78,524
---------------------------------------------------------------------------------------------------------------------------
     451,408   NYC HDC (Forest Park Crescent)                                     6.500     12/15/2017            474,760



                         17 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,487,395   NYC HDC (Gouverneur Gardens)                                       7.034%    02/15/2019      $   1,564,992
---------------------------------------------------------------------------------------------------------------------------
     325,494   NYC HDC (Heywood Towers)                                           6.500     10/15/2017            342,332
---------------------------------------------------------------------------------------------------------------------------
   3,673,790   NYC HDC (Hudsonview Terrace)                                       6.500     09/15/2017          3,863,835
---------------------------------------------------------------------------------------------------------------------------
   1,035,993   NYC HDC (Janel Towers)                                             6.500     09/15/2017          1,089,730
---------------------------------------------------------------------------------------------------------------------------
     362,204   NYC HDC (Kingsbridge Arms)                                         6.500     08/15/2017            380,991
---------------------------------------------------------------------------------------------------------------------------
     206,543   NYC HDC (Kingsbridge Arms)                                         6.500     11/15/2018            217,200
---------------------------------------------------------------------------------------------------------------------------
   1,116,258   NYC HDC (Leader House)                                             6.500     03/15/2018          1,173,857
---------------------------------------------------------------------------------------------------------------------------
   1,571,633   NYC HDC (Lincoln-Amsterdam)                                        7.250     11/15/2018          1,651,818
---------------------------------------------------------------------------------------------------------------------------
     184,226   NYC HDC (Middagh St. Studio Apartments)                            6.500     01/15/2018            193,732
---------------------------------------------------------------------------------------------------------------------------
   2,393,679   NYC HDC (Montefiore Hospital Hsg. Sec. II)                         6.500     10/15/2017          2,517,504
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYC HDC (Multifamily Hsg.), Series A                               5.500     11/01/2034          3,092,490
---------------------------------------------------------------------------------------------------------------------------
  10,470,000   NYC HDC (Multifamily Hsg.), Series A                               5.600     11/01/2042         10,914,975
---------------------------------------------------------------------------------------------------------------------------
     100,000   NYC HDC (Multifamily Hsg.), Series A                               5.850     05/01/2025            101,770
---------------------------------------------------------------------------------------------------------------------------
   9,880,000   NYC HDC (Multifamily Hsg.), Series A                               6.600     04/01/2030         10,210,190
---------------------------------------------------------------------------------------------------------------------------
     775,000   NYC HDC (Multifamily Hsg.), Series C                               5.700     05/01/2031            802,233
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC HDC (Multifamily Hsg.), Series E                               5.200     11/01/2033          1,010,210
---------------------------------------------------------------------------------------------------------------------------
   2,155,000   NYC HDC (Multifamily Hsg.), Series F                               5.200     11/01/2032          2,177,003
---------------------------------------------------------------------------------------------------------------------------
     788,301   NYC HDC (New Amsterdam House)                                      6.500     08/15/2018            828,977
---------------------------------------------------------------------------------------------------------------------------
     805,820   NYC HDC (New Amsterdam House)                                      6.500     08/15/2018            807,456
---------------------------------------------------------------------------------------------------------------------------
     972,923   NYC HDC (Riverbend)                                                6.500     11/15/2018          1,023,262
---------------------------------------------------------------------------------------------------------------------------
   6,048,487   NYC HDC (Riverside Park Community)                                 7.250     11/15/2018          6,365,004
---------------------------------------------------------------------------------------------------------------------------
     425,908   NYC HDC (RNA House)                                                7.000     12/15/2018            448,094
---------------------------------------------------------------------------------------------------------------------------
     605,785   NYC HDC (Robert Fulton Terrace)                                    6.500     12/15/2017            637,207
---------------------------------------------------------------------------------------------------------------------------
     222,405   NYC HDC (Rosalie Manning Apartments)                               7.034     11/15/2018            233,961
---------------------------------------------------------------------------------------------------------------------------
     591,883   NYC HDC (Scott Tower)                                              7.000     12/15/2018            622,619
---------------------------------------------------------------------------------------------------------------------------
     811,503   NYC HDC (Seaview Towers)                                           6.500     01/15/2018            853,376
---------------------------------------------------------------------------------------------------------------------------
     334,706   NYC HDC (St. Martin Tower)                                         6.500     11/15/2018            352,024
---------------------------------------------------------------------------------------------------------------------------
   1,546,490   NYC HDC (Stevenson Commons)                                        6.500     05/15/2018          1,626,289
---------------------------------------------------------------------------------------------------------------------------
     441,545   NYC HDC (Strycker's Bay Apartments)                                7.034     11/15/2018            458,571
---------------------------------------------------------------------------------------------------------------------------
   1,544,589   NYC HDC (Tivoli Towers)                                            6.500     01/15/2018          1,623,657
---------------------------------------------------------------------------------------------------------------------------
     209,816   NYC HDC (Town House West)                                          6.500     01/15/2018            220,534
---------------------------------------------------------------------------------------------------------------------------
     322,811   NYC HDC (Tri-Faith House)                                          7.000     01/15/2019            339,590
---------------------------------------------------------------------------------------------------------------------------
   1,362,971   NYC HDC (University River View)                                    6.500     08/15/2017          1,433,669
---------------------------------------------------------------------------------------------------------------------------
     411,372   NYC HDC (Washington Square Southeast)                              7.000     01/15/2019            432,488
---------------------------------------------------------------------------------------------------------------------------
     370,311   NYC HDC (West Side Manor)                                          6.500     11/15/2018            389,419
---------------------------------------------------------------------------------------------------------------------------
   3,806,444   NYC HDC (West Village)                                             6.500     11/15/2013          4,003,618
---------------------------------------------------------------------------------------------------------------------------
     234,940   NYC HDC (Westview Apartments)                                      6.500     10/15/2017            247,126
---------------------------------------------------------------------------------------------------------------------------
     549,308   NYC HDC (Woodstock Terrace)                                        7.034     02/15/2019            577,883
---------------------------------------------------------------------------------------------------------------------------
  27,600,000   NYC Health & Hospital Corp.                                        5.250     02/15/2017         28,123,572
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC Health & Hospital Corp.                                        5.375     02/15/2026            997,960
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYC Health & Hospital Corp.                                        5.750     02/15/2022             25,609
---------------------------------------------------------------------------------------------------------------------------
   5,875,000   NYC Health & Hospital Corp. RITES a                               13.924 f   02/15/2020          6,633,697
---------------------------------------------------------------------------------------------------------------------------
   1,275,000   NYC IDA (A Very Special Place)                                     5.750     01/01/2029          1,044,977
---------------------------------------------------------------------------------------------------------------------------
     525,000   NYC IDA (A-Lite Vertical Products)                                 6.750     11/01/2009            498,083
---------------------------------------------------------------------------------------------------------------------------
   1,330,000   NYC IDA (A-Lite Vertical Products)                                 7.500     11/01/2019          1,258,725




                         18 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 3,600,000   NYC IDA (Acme Architectural Products)                              6.375%    11/01/2019      $   3,256,668
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   NYC IDA (Ahava Dairy Manufacturing Corp.)                          8.000     11/01/2010          1,011,888
---------------------------------------------------------------------------------------------------------------------------
   5,985,000   NYC IDA (Ahava Dairy Manufacturing Corp.)                          8.500     11/01/2026          5,469,093
---------------------------------------------------------------------------------------------------------------------------
  22,850,000   NYC IDA (Airis JFK I/JFK International Airport)                    5.500     07/01/2028         21,409,993
---------------------------------------------------------------------------------------------------------------------------
  20,745,000   NYC IDA (Airis JFK I/JFK International Airport)                    6.000     07/01/2027         20,626,546
---------------------------------------------------------------------------------------------------------------------------
   1,035,000   NYC IDA (ALA Realty)                                               7.500     12/01/2010          1,084,639
---------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYC IDA (ALA Realty)                                               8.375     12/01/2015          1,550,934
---------------------------------------------------------------------------------------------------------------------------
     375,000   NYC IDA (Allied Metal)                                             6.375     12/01/2014            353,179
---------------------------------------------------------------------------------------------------------------------------
     940,000   NYC IDA (Allied Metal)                                             7.125     12/01/2027            882,077
---------------------------------------------------------------------------------------------------------------------------
     825,000   NYC IDA (Alrue Import Corp.)                                       8.000     11/01/2011            823,309
---------------------------------------------------------------------------------------------------------------------------
   3,845,000   NYC IDA (Alrue Import Corp.)                                       8.875     02/01/2026          3,836,887
---------------------------------------------------------------------------------------------------------------------------
   3,420,000   NYC IDA (Amboy Properties)                                         6.750     06/01/2020          3,238,535
---------------------------------------------------------------------------------------------------------------------------
   2,595,000   NYC IDA (American Airlines)                                        5.400     07/01/2019          1,263,116
---------------------------------------------------------------------------------------------------------------------------
  29,935,000   NYC IDA (American Airlines)                                        5.400     07/01/2020         14,569,963
---------------------------------------------------------------------------------------------------------------------------
  38,410,000   NYC IDA (American Airlines)                                        6.900     08/01/2024         21,185,420
---------------------------------------------------------------------------------------------------------------------------
 330,800,000   NYC IDA (American Airlines)                                        8.500     08/01/2028        202,280,892
---------------------------------------------------------------------------------------------------------------------------
   1,110,000   NYC IDA (Atlantic Paste & Glue Company)                            6.000     11/01/2007          1,066,410
---------------------------------------------------------------------------------------------------------------------------
   4,620,000   NYC IDA (Atlantic Paste & Glue Company)                            6.625     11/01/2019          4,222,865
---------------------------------------------------------------------------------------------------------------------------
   1,160,000   NYC IDA (Atlantic Veal & Lamb)                                     8.375     12/01/2016          1,205,866
---------------------------------------------------------------------------------------------------------------------------
     730,000   NYC IDA (Baco Enterprises)                                         7.500     11/01/2011            724,751
---------------------------------------------------------------------------------------------------------------------------
   1,685,000   NYC IDA (Baco Enterprises)                                         8.500     11/01/2021          1,668,807
---------------------------------------------------------------------------------------------------------------------------
     355,000   NYC IDA (Bark Frameworks)                                          6.000     11/01/2007            342,184
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYC IDA (Bark Frameworks)                                          6.750     11/01/2019          1,386,105
---------------------------------------------------------------------------------------------------------------------------
  11,305,000   NYC IDA (Berkeley Carroll School)                                  6.100     11/01/2028         10,559,661
---------------------------------------------------------------------------------------------------------------------------
  31,395,000   NYC IDA (British Airways)                                          5.250     12/01/2032         19,186,112
---------------------------------------------------------------------------------------------------------------------------
   8,000,000   NYC IDA (British Airways)                                          7.625     12/01/2032          6,850,160
---------------------------------------------------------------------------------------------------------------------------
   3,075,000   NYC IDA (Brooklyn Heights Montessori School)                       8.500     01/01/2027          3,264,973
---------------------------------------------------------------------------------------------------------------------------
     660,000   NYC IDA (Brooklyn Heights Montessori School)                       8.900     09/01/2011            674,038
---------------------------------------------------------------------------------------------------------------------------
   1,690,000   NYC IDA (Brooklyn Heights Montessori School)                       9.200     09/01/2021          1,760,372
---------------------------------------------------------------------------------------------------------------------------
  67,000,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                 5.650     10/01/2028         63,735,760
---------------------------------------------------------------------------------------------------------------------------
 125,515,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                 5.750     10/01/2036        120,894,793
---------------------------------------------------------------------------------------------------------------------------
     700,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                 6.200     10/01/2022            732,340
---------------------------------------------------------------------------------------------------------------------------
     380,000   NYC IDA (Cellini Furniture Crafters) a                             6.625     11/01/2009            351,397
---------------------------------------------------------------------------------------------------------------------------
     885,000   NYC IDA (Cellini Furniture Crafters) a                             7.125     11/01/2019            799,058
---------------------------------------------------------------------------------------------------------------------------
   2,235,000   NYC IDA (Chardan Corp.)                                            7.750     11/01/2020          2,213,343
---------------------------------------------------------------------------------------------------------------------------
   1,055,000   NYC IDA (CNC Associates NY)                                        6.500     11/01/2007          1,034,934
---------------------------------------------------------------------------------------------------------------------------
   4,685,000   NYC IDA (CNC Associates NY)                                        7.500     11/01/2019          4,536,204
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of Aeronautics)                                   5.450     05/01/2018          2,505,925
---------------------------------------------------------------------------------------------------------------------------
   9,600,000   NYC IDA (College of Aeronautics)                                   5.500     05/01/2028          9,324,672
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of New Rochelle)                                  5.750     09/01/2017          2,607,150
---------------------------------------------------------------------------------------------------------------------------
   2,900,000   NYC IDA (College of New Rochelle)                                  5.800     09/01/2026          3,003,501
---------------------------------------------------------------------------------------------------------------------------
   3,001,000   NYC IDA (Community Hospital of Brooklyn)                           6.875     11/01/2010          2,920,063
---------------------------------------------------------------------------------------------------------------------------
   3,975,000   NYC IDA (Comprehensive Care Management)                            6.375     11/01/2028          3,737,772
---------------------------------------------------------------------------------------------------------------------------
   1,575,000   NYC IDA (Comprehensive Care Management)                            6.375     11/01/2028          1,481,146
---------------------------------------------------------------------------------------------------------------------------
   1,770,000   NYC IDA (Comprehensive Care Management)                            7.875     12/01/2016          1,932,309



                         19 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,500,000   NYC IDA (Comprehensive Care Management)                            8.000%    12/01/2011      $   1,570,920
---------------------------------------------------------------------------------------------------------------------------
   8,495,000   NYC IDA (Crowne Plaza-LaGuardia)                                   6.000     11/01/2028          6,211,119
---------------------------------------------------------------------------------------------------------------------------
     870,000   NYC IDA (Dioni)                                                    6.000     11/01/2007            838,445
---------------------------------------------------------------------------------------------------------------------------
   3,600,000   NYC IDA (Dioni)                                                    6.625     11/01/2019          3,314,664
---------------------------------------------------------------------------------------------------------------------------
   1,300,000   NYC IDA (Display Creations)                                        7.000     06/01/2008          1,326,910
---------------------------------------------------------------------------------------------------------------------------
     135,000   NYC IDA (Eden II School)                                           7.750     06/01/2004            136,307
---------------------------------------------------------------------------------------------------------------------------
   2,505,000   NYC IDA (Eden II School)                                           8.750     06/01/2019          2,593,326
---------------------------------------------------------------------------------------------------------------------------
  10,055,000   NYC IDA (Elmhurst Parking Garage)                                  7.500     07/30/2003         10,336,037
---------------------------------------------------------------------------------------------------------------------------
     840,000   NYC IDA (Excel Paint Applicators) a                                8.250     11/01/2010            794,858
---------------------------------------------------------------------------------------------------------------------------
   4,825,000   NYC IDA (Excel Paint Applicators) a                                8.625     11/01/2026          4,396,202
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC IDA (Field Hotel Associates/JFK International Airport)         6.000     11/01/2028          3,655,750
---------------------------------------------------------------------------------------------------------------------------
   7,315,000   NYC IDA (Friends Seminary School)                                  7.125     09/15/2031          7,756,607
---------------------------------------------------------------------------------------------------------------------------
   3,280,000   NYC IDA (Gabrielli Truck Sales)                                    8.125     12/01/2017          3,440,490
---------------------------------------------------------------------------------------------------------------------------
   1,935,000   NYC IDA (Gateway School of NY)                                     6.200     11/01/2012          1,837,224
---------------------------------------------------------------------------------------------------------------------------
   2,265,000   NYC IDA (Gateway School of NY)                                     6.500     11/01/2019          2,124,230
---------------------------------------------------------------------------------------------------------------------------
   2,175,000   NYC IDA (Good Shepherd Services)                                   5.875     06/01/2014          1,901,776
---------------------------------------------------------------------------------------------------------------------------
   1,175,000   NYC IDA (Graphic Artists)                                          8.250     12/30/2023          1,207,876
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC IDA (Herbert G. Birch Childhood Project)                       7.375     02/01/2009            538,824
---------------------------------------------------------------------------------------------------------------------------
   2,195,000   NYC IDA (Herbert G. Birch Childhood Project)                       8.375     02/01/2022          2,308,899
---------------------------------------------------------------------------------------------------------------------------
     535,000   NYC IDA (HiTech Res Rec)                                           9.250     08/01/2008            539,002
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (Institute of International Education)                     5.250     09/01/2021          1,023,340
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYC IDA (Institute of International Education)                     5.250     09/01/2031          3,050,970
---------------------------------------------------------------------------------------------------------------------------
   6,040,000   NYC IDA (JBFS)                                                     6.750     12/15/2012          6,108,916
---------------------------------------------------------------------------------------------------------------------------
   1,605,000   NYC IDA (Julia Gray)                                               7.500     11/01/2020          1,581,150
---------------------------------------------------------------------------------------------------------------------------
     950,000   NYC IDA (Just Bagels Manufacturing)                                8.500     11/01/2016            949,107
---------------------------------------------------------------------------------------------------------------------------
   1,080,000   NYC IDA (Just Bagels Manufacturing)                                8.750     11/01/2026          1,079,190
---------------------------------------------------------------------------------------------------------------------------
   1,675,000   NYC IDA (Koenig Iron Works)                                        8.375     12/01/2025          1,748,281
---------------------------------------------------------------------------------------------------------------------------
   1,830,000   NYC IDA (L&M Optical Disc)                                         7.125     11/01/2010          1,835,032
---------------------------------------------------------------------------------------------------------------------------
   3,025,000   NYC IDA (Little Red Schoolhouse)                                   6.750     11/01/2018          3,028,600
---------------------------------------------------------------------------------------------------------------------------
     615,000   NYC IDA (Lucky Polyethylene Manufacturing Company)                 7.000     11/01/2009            575,382
---------------------------------------------------------------------------------------------------------------------------
   2,995,000   NYC IDA (Lucky Polyethylene Manufacturing Company)                 7.800     11/01/2024          2,665,700
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC IDA (Lycee Francais De New York)                               5.375     06/01/2023          2,032,180
---------------------------------------------------------------------------------------------------------------------------
  23,000,000   NYC IDA (Magen David Yeshivah)                                     5.700     06/15/2027         23,486,450
---------------------------------------------------------------------------------------------------------------------------
   3,875,000   NYC IDA (Marymount School of NY)                                   5.250     09/01/2031          3,920,492
---------------------------------------------------------------------------------------------------------------------------
  19,335,000   NYC IDA (MediSys Health Network)                                   6.250     03/15/2024         17,905,563
---------------------------------------------------------------------------------------------------------------------------
   2,325,000   NYC IDA (Mesorah Publications)                                     6.450     02/01/2011          2,302,075
---------------------------------------------------------------------------------------------------------------------------
   4,790,000   NYC IDA (Mesorah Publications)                                     6.950     02/01/2021          4,697,840
---------------------------------------------------------------------------------------------------------------------------
   2,275,000   NYC IDA (Morrisons Pastry)                                         6.500     11/01/2019          1,911,500
---------------------------------------------------------------------------------------------------------------------------
  17,050,000   NYC IDA (Northwest Airlines)                                       6.000     06/01/2027         10,646,361
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC IDA (NY Blood Center)                                          7.200     05/01/2012 p          537,315
---------------------------------------------------------------------------------------------------------------------------
     205,000   NYC IDA (NY Hostel Company)                                        6.750     01/01/2004            206,146
---------------------------------------------------------------------------------------------------------------------------
   4,400,000   NYC IDA (NY Hostel Company)                                        7.600     01/01/2017          4,542,384
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC IDA (NY Vanities & Manufacturing)                              7.000     11/01/2009            511,667
---------------------------------------------------------------------------------------------------------------------------
   1,405,000   NYC IDA (NY Vanities & Manufacturing)                              7.500     11/01/2019          1,329,706
---------------------------------------------------------------------------------------------------------------------------
   1,720,000   NYC IDA (NYC Outward Bound Center)                                 7.250     11/01/2010          1,741,827





                         20 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   660,000   NYC IDA (Paradise Products)                                        7.125%    11/01/2007      $     656,693
---------------------------------------------------------------------------------------------------------------------------
   4,475,000   NYC IDA (Paradise Products)                                        8.250     11/01/2022          4,583,295
---------------------------------------------------------------------------------------------------------------------------
   1,055,000   NYC IDA (Petrocelli Electric)                                      7.250     11/01/2007          1,078,537
---------------------------------------------------------------------------------------------------------------------------
     310,000   NYC IDA (Petrocelli Electric)                                      7.250     11/01/2008            315,837
---------------------------------------------------------------------------------------------------------------------------
   3,780,000   NYC IDA (Petrocelli Electric)                                      8.000     11/01/2017          3,924,056
---------------------------------------------------------------------------------------------------------------------------
     940,000   NYC IDA (Petrocelli Electric)                                      8.000     11/01/2018            979,095
---------------------------------------------------------------------------------------------------------------------------
      70,000   NYC IDA (Polytechnic University)                                   6.000     11/01/2020             73,086
---------------------------------------------------------------------------------------------------------------------------
  14,200,000   NYC IDA (Polytechnic University)                                   6.125     11/01/2030         14,790,436
---------------------------------------------------------------------------------------------------------------------------
     345,000   NYC IDA (Pop Display)                                              6.750     12/30/2014            346,483
---------------------------------------------------------------------------------------------------------------------------
   2,645,000   NYC IDA (Pop Display)                                              7.900     12/30/2014          2,671,794
---------------------------------------------------------------------------------------------------------------------------
   2,240,000   NYC IDA (Precision Gear)                                           6.375     11/01/2024          2,046,486
---------------------------------------------------------------------------------------------------------------------------
   1,910,000   NYC IDA (Precision Gear)                                           6.375     11/01/2024          1,744,995
---------------------------------------------------------------------------------------------------------------------------
     930,000   NYC IDA (Precision Gear)                                           7.625     11/01/2024            922,616
---------------------------------------------------------------------------------------------------------------------------
     815,000   NYC IDA (PRFF)                                                     7.000     10/01/2016            825,155
---------------------------------------------------------------------------------------------------------------------------
   1,290,000   NYC IDA (Priority Mailers)                                         9.000     03/01/2010          1,294,528
---------------------------------------------------------------------------------------------------------------------------
     710,000   NYC IDA (Promotional Slideguide)                                   7.500     12/01/2010            752,131
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   NYC IDA (Promotional Slideguide)                                   7.875     12/01/2015          1,129,912
---------------------------------------------------------------------------------------------------------------------------
     545,000   NYC IDA (Psycho Therapy)                                           9.625     04/01/2010            545,905
---------------------------------------------------------------------------------------------------------------------------
   3,210,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                       6.250     11/01/2014          3,027,158
---------------------------------------------------------------------------------------------------------------------------
   8,595,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                       6.750     11/01/2028          7,944,015
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   NYC IDA (Sahadi Fine Foods)                                        6.250     11/01/2009          1,595,154
---------------------------------------------------------------------------------------------------------------------------
   4,085,000   NYC IDA (Sahadi Fine Foods)                                        6.750     11/01/2019          3,895,211
---------------------------------------------------------------------------------------------------------------------------
   4,295,000   NYC IDA (Sequins International)                                    8.950     01/30/2016          4,356,676
---------------------------------------------------------------------------------------------------------------------------
   4,380,000   NYC IDA (Showman Fabricators)                                      7.500     11/01/2028          4,414,821
---------------------------------------------------------------------------------------------------------------------------
   3,600,000   NYC IDA (South Bronx Overall Economic Devel.)                      8.625     12/01/2025          3,560,040
---------------------------------------------------------------------------------------------------------------------------
   4,255,000   NYC IDA (Special Needs Facilities Pooled Program)                  6.650     07/01/2023          3,869,072
---------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYC IDA (Special Needs Facilities Pooled Program)                  7.125     08/01/2006          1,478,681
---------------------------------------------------------------------------------------------------------------------------
   7,010,000   NYC IDA (Special Needs Facilities Pooled Program)                  7.875     08/01/2025          7,287,947
---------------------------------------------------------------------------------------------------------------------------
   5,115,000   NYC IDA (St. Bernard's School)                                     7.000     12/01/2021          5,392,898
---------------------------------------------------------------------------------------------------------------------------
      10,000   NYC IDA (Staten Island University Hospital)                        6.375     07/01/2031             10,099
---------------------------------------------------------------------------------------------------------------------------
   2,045,000   NYC IDA (Staten Island University Hospital)                        6.375     07/01/2031          2,065,286
---------------------------------------------------------------------------------------------------------------------------
     585,000   NYC IDA (Streamline Plastics)                                      7.750     12/01/2015            593,646
---------------------------------------------------------------------------------------------------------------------------
   1,275,000   NYC IDA (Streamline Plastics)                                      8.125     12/01/2025          1,310,407
---------------------------------------------------------------------------------------------------------------------------
      60,000   NYC IDA (Summit School)                                            7.250     12/01/2004             60,307
---------------------------------------------------------------------------------------------------------------------------
   1,485,000   NYC IDA (Summit School)                                            8.250     12/01/2024          1,530,679
---------------------------------------------------------------------------------------------------------------------------
   1,120,000   NYC IDA (Surprise Plastics)                                        7.500     11/01/2013          1,113,526
---------------------------------------------------------------------------------------------------------------------------
   2,480,000   NYC IDA (Surprise Plastics)                                        8.500     11/01/2023          2,463,012
---------------------------------------------------------------------------------------------------------------------------
   3,510,000   NYC IDA (Terminal One Group Association)                           6.000     01/01/2015          3,604,700
---------------------------------------------------------------------------------------------------------------------------
  25,460,000   NYC IDA (Terminal One Group Association)                           6.000     01/01/2019         26,122,724
---------------------------------------------------------------------------------------------------------------------------
     210,000   NYC IDA (Terminal One Group Association)                           6.100     01/01/2009            216,495
---------------------------------------------------------------------------------------------------------------------------
   9,460,000   NYC IDA (Terminal One Group Association)                           6.125     01/01/2024          9,721,285
---------------------------------------------------------------------------------------------------------------------------
     380,000   NYC IDA (The Bank Street College)                                  5.250     12/01/2021            386,460
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (The Bank Street College)                                  5.250     12/01/2030          1,009,470
---------------------------------------------------------------------------------------------------------------------------
     465,000   NYC IDA (Therapy & Learning Center)                                7.500     10/01/2011            455,533
---------------------------------------------------------------------------------------------------------------------------
   3,735,000   NYC IDA (Therapy & Learning Center)                                8.250     10/01/2031          3,627,395




                         21 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   435,000   NYC IDA (THR Products Corp.)                                       7.250%    11/01/2010      $     431,642
---------------------------------------------------------------------------------------------------------------------------
   1,085,000   NYC IDA (THR Products Corp.)                                       8.250     11/01/2020          1,073,640
---------------------------------------------------------------------------------------------------------------------------
   4,450,000   NYC IDA (Touro College)                                            6.350     06/01/2029          3,969,534
---------------------------------------------------------------------------------------------------------------------------
   4,485,000   NYC IDA (Ulano)                                                    6.900     11/01/2019          4,310,534
---------------------------------------------------------------------------------------------------------------------------
   1,815,000   NYC IDA (Ultimate Display) a                                       9.000     10/15/2011          1,827,251
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (United Nations School)                                    6.350     12/01/2015          1,060,540
---------------------------------------------------------------------------------------------------------------------------
   1,555,000   NYC IDA (Urban Health Plan)                                        6.250     09/15/2009          1,511,273
---------------------------------------------------------------------------------------------------------------------------
   9,830,000   NYC IDA (Urban Health Plan)                                        7.050     09/15/2026          9,263,497
---------------------------------------------------------------------------------------------------------------------------
     145,000   NYC IDA (Utleys)                                                   6.625     11/01/2006            142,908
---------------------------------------------------------------------------------------------------------------------------
   1,335,000   NYC IDA (Utleys)                                                   7.375     11/01/2023          1,292,534
---------------------------------------------------------------------------------------------------------------------------
     820,000   NYC IDA (Van Blarcom Closures)                                     7.125     11/01/2007            821,870
---------------------------------------------------------------------------------------------------------------------------
   2,965,000   NYC IDA (Van Blarcom Closures)                                     8.000     11/01/2017          3,037,405
---------------------------------------------------------------------------------------------------------------------------
     860,000   NYC IDA (Visual Display) a                                         7.250     11/01/2008            825,050
---------------------------------------------------------------------------------------------------------------------------
   2,375,000   NYC IDA (Visual Display) a                                         8.325     11/01/2018          2,242,950
---------------------------------------------------------------------------------------------------------------------------
     600,000   NYC IDA (Visy Paper)                                               7.550     01/01/2005            600,282
---------------------------------------------------------------------------------------------------------------------------
  17,300,000   NYC IDA (Visy Paper)                                               7.800     01/01/2016         17,384,943
---------------------------------------------------------------------------------------------------------------------------
  48,250,000   NYC IDA (Visy Paper)                                               7.950     01/01/2028         48,727,193
---------------------------------------------------------------------------------------------------------------------------
     685,000   NYC IDA (W & W Jewelers)                                           7.250     02/01/2011            682,650
---------------------------------------------------------------------------------------------------------------------------
   1,555,000   NYC IDA (W & W Jewelers)                                           8.250     02/01/2021          1,548,111
---------------------------------------------------------------------------------------------------------------------------
   4,840,000   NYC IDA (Westchester Square Medical Center)                        8.000     11/01/2010          5,014,192
---------------------------------------------------------------------------------------------------------------------------
   6,160,000   NYC IDA (Westchester Square Medical Center)                        8.375     11/01/2015          6,469,355
---------------------------------------------------------------------------------------------------------------------------
   1,660,000   NYC IDA (World Casing Corp.)                                       6.700     11/01/2019          1,476,354
---------------------------------------------------------------------------------------------------------------------------
   3,745,000   NYC IDA (YMCA of Greater NY)                                       5.250     08/01/2021          3,792,786
---------------------------------------------------------------------------------------------------------------------------
   8,500,000   NYC IDA Special Facilities (JFK International Airport)             8.000     08/01/2012          5,503,920
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC Municipal Water Finance Authority                              0.000 z   06/15/2018            251,989
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC Municipal Water Finance Authority                              0.000 z   06/15/2019            236,878
---------------------------------------------------------------------------------------------------------------------------
   6,030,000   NYC Municipal Water Finance Authority                              0.000 z   06/15/2020          2,527,776
---------------------------------------------------------------------------------------------------------------------------
   3,500,000   NYC Municipal Water Finance Authority                              5.000     06/15/2022          3,585,995
---------------------------------------------------------------------------------------------------------------------------
   9,600,000   NYC Municipal Water Finance Authority                              5.000     06/15/2023          9,802,176
---------------------------------------------------------------------------------------------------------------------------
     450,000   NYC Municipal Water Finance Authority                              5.000     06/15/2024            457,592
---------------------------------------------------------------------------------------------------------------------------
  22,190,000   NYC Municipal Water Finance Authority                              5.000     06/15/2029         22,410,347
---------------------------------------------------------------------------------------------------------------------------
     795,000   NYC Municipal Water Finance Authority                              5.125     06/15/2031            810,828
---------------------------------------------------------------------------------------------------------------------------
   4,750,000   NYC Municipal Water Finance Authority                              5.125     06/15/2032          4,851,175
---------------------------------------------------------------------------------------------------------------------------
   6,325,000   NYC Municipal Water Finance Authority                              5.125     06/15/2033          6,472,373
---------------------------------------------------------------------------------------------------------------------------
  39,500,000   NYC Municipal Water Finance Authority                              5.125     06/15/2034         40,348,065
---------------------------------------------------------------------------------------------------------------------------
   6,875,000   NYC Municipal Water Finance Authority                              5.125     06/15/2034          7,033,125
---------------------------------------------------------------------------------------------------------------------------
  18,970,000   NYC Municipal Water Finance Authority                              5.250     06/15/2025         19,751,374
---------------------------------------------------------------------------------------------------------------------------
     550,000   NYC Municipal Water Finance Authority                              5.250     06/15/2034            569,932
---------------------------------------------------------------------------------------------------------------------------
   2,160,000   NYC Municipal Water Finance Authority                              5.375     06/15/2026          2,231,518
---------------------------------------------------------------------------------------------------------------------------
      75,000   NYC Municipal Water Finance Authority                              5.500     06/15/2023             78,887
---------------------------------------------------------------------------------------------------------------------------
  10,850,000   NYC Municipal Water Finance Authority                              5.500     06/15/2033         11,531,380
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYC Municipal Water Finance Authority                              5.750     06/15/2020 p           43,028
---------------------------------------------------------------------------------------------------------------------------
  4,000,000    NYC Municipal Water Finance Authority CAB                          0.000     06/15/2021          1,659,280
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYC Municipal Water Finance Authority LEVRRS                       9.855 f   06/15/2019         10,798,700
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC Municipal Water Finance Authority RITES a,w                    0.000 f   06/15/2029          2,599,400




                         22 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,930,000   NYC Municipal Water Finance Authority RITES a                     13.716% f  06/15/2032      $   3,046,438
---------------------------------------------------------------------------------------------------------------------------
  14,425,000   NYC Municipal Water Finance Authority RITES a                     13.809 f   06/15/2026         15,157,790
---------------------------------------------------------------------------------------------------------------------------
   7,850,000   NYC Municipal Water Finance Authority RITES a                     13.820 f   06/15/2034          8,196,656
---------------------------------------------------------------------------------------------------------------------------
   2,805,000   NYC Municipal Water Finance Authority RITES a                     13.935 f   06/15/2027          2,912,544
---------------------------------------------------------------------------------------------------------------------------
  11,210,000   NYC Municipal Water Finance Authority RITES a                     14.216 f   06/15/2032         12,102,764
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC Municipal Water Finance Authority RITES a                     14.320 f   06/15/2030          5,274,700
---------------------------------------------------------------------------------------------------------------------------
   3,555,000   NYC Municipal Water Finance Authority RITES a                     14.389 f   06/15/2021          3,949,250
---------------------------------------------------------------------------------------------------------------------------
  18,240,000   NYC Municipal Water Finance Authority RITES a                     14.424 f   06/15/2030         19,242,106
---------------------------------------------------------------------------------------------------------------------------
   4,030,000   NYC Municipal Water Finance Authority RITES a                     14.435 f   06/15/2030          4,251,408
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC Municipal Water Finance Authority RITES a                     14.435 f   06/15/2030          5,274,700
---------------------------------------------------------------------------------------------------------------------------
  17,300,000   NYC Municipal Water Finance Authority RITES a                     15.785 f   06/15/2033         21,645,760
---------------------------------------------------------------------------------------------------------------------------
   3,140,000   NYC Municipal Water Finance Authority RITES a                     15.889 f   06/15/2027          3,867,161
---------------------------------------------------------------------------------------------------------------------------
   2,150,000   NYC TFA RITES a                                                   13.820 f   08/15/2027          2,233,979
---------------------------------------------------------------------------------------------------------------------------
   8,000,000   NYC TFA, Series A                                                  5.375     02/15/2022          9,237,440
---------------------------------------------------------------------------------------------------------------------------
   2,930,000   NYC TFA, Series B                                                  4.750     11/15/2023          2,934,366
---------------------------------------------------------------------------------------------------------------------------
   7,545,000   NYC TFA, Series B                                                  5.000     05/01/2030          7,629,278
---------------------------------------------------------------------------------------------------------------------------
  19,914,689   NYS Certificate of Lease a                                         5.875     01/02/2023         20,459,356
---------------------------------------------------------------------------------------------------------------------------
     350,000   NYS DA (Augustana Lutheran Home)                                   5.400     02/01/2031            365,166
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYS DA (Augustana Lutheran Home)                                   5.500     02/01/2041          1,565,415
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYS DA (Bethel Springvale Home)                                    6.000     02/01/2035             38,210
---------------------------------------------------------------------------------------------------------------------------
  14,360,000   NYS DA (Buena Vida Nursing Home)                                   5.250     07/01/2028         14,690,424
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   NYS DA (Catholic Health Services)                                  6.000     07/01/2030         21,109,200
---------------------------------------------------------------------------------------------------------------------------
   8,435,000   NYS DA (Center for Nursing)                                        5.550     08/01/2037          8,848,062
---------------------------------------------------------------------------------------------------------------------------
   2,855,000   NYS DA (Chapel Oaks)                                               5.450     07/01/2026          2,893,742
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYS DA (City University)                                           5.000     07/01/2023             35,735
---------------------------------------------------------------------------------------------------------------------------
  18,280,000   NYS DA (City University)                                           5.250     07/01/2031         18,714,150
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYS DA (Concord Nursing Home)                                      6.500     07/01/2029          2,727,300
---------------------------------------------------------------------------------------------------------------------------
  15,000,000   NYS DA (Court Facilities)                                          5.250     05/15/2021         15,254,700
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   NYS DA (D'Youville College)                                        5.250     07/01/2025          1,292,325
---------------------------------------------------------------------------------------------------------------------------
     525,000   NYS DA (Dept. of Health)                                           5.500     07/01/2021            553,245
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (Ellis Hospital)                                            5.600     08/01/2025             20,753
---------------------------------------------------------------------------------------------------------------------------
  16,970,000   NYS DA (FHA Insured Mtg.), Series B                                0.000 z   08/15/2040          1,722,116
---------------------------------------------------------------------------------------------------------------------------
   6,480,000   NYS DA (Frances Schervier Home & Hospital Obligated Group)         5.500     07/01/2027          6,688,721
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Grace Manor Health Care Facility)                          6.150     07/01/2018          1,113,620
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Highland Hospital)                                         5.450     08/01/2037          2,077,200
---------------------------------------------------------------------------------------------------------------------------
 140,510,000   NYS DA (Insured Hospital)                                          0.000 z   08/15/2036         23,105,464
---------------------------------------------------------------------------------------------------------------------------
  38,650,000   NYS DA (Interfaith Medical Center)                                 5.400     02/15/2028         39,758,096
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Iona College)                                              5.125     07/01/2032          1,021,880
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Jones Memorial Hospital)                                   5.375     08/01/2034          1,036,400
---------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA (KMH Homes) a                                               6.950     08/01/2031             30,930
---------------------------------------------------------------------------------------------------------------------------
   3,450,000   NYS DA (L.I. University)                                           5.125     09/01/2023          3,544,496
---------------------------------------------------------------------------------------------------------------------------
   1,400,000   NYS DA (L.I. University)                                           5.250     09/01/2028          1,443,638
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS DA (Lakeside Memorial Hospital)                                6.000     02/01/2021             27,682
---------------------------------------------------------------------------------------------------------------------------
   9,415,000   NYS DA (Lutheran Social Services of Upstate NY) RITES a            8.563 f   02/01/2038          9,923,692
---------------------------------------------------------------------------------------------------------------------------
   3,115,000   NYS DA (Menorah Home & Hospital) RITES a                          14.301 f   08/01/2038          3,282,151





                         23 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 5,825,000   NYS DA (Menorah Home) RITES a                                     14.489% f  08/01/2038      $   6,161,336
---------------------------------------------------------------------------------------------------------------------------
   4,625,000   NYS DA (Mental Health) RITES a                                    13.935 f   02/15/2023          4,946,530
---------------------------------------------------------------------------------------------------------------------------
   3,465,000   NYS DA (Millard Hospital)                                          5.375     02/01/2032          3,573,212
---------------------------------------------------------------------------------------------------------------------------
   3,180,000   NYS DA (Miriam Osborn Memorial Home Association)                   6.375     07/01/2029          3,478,888
---------------------------------------------------------------------------------------------------------------------------
   2,430,000   NYS DA (Miriam Osborn Memorial Home Association)                   6.875     07/01/2019          2,772,727
---------------------------------------------------------------------------------------------------------------------------
   6,860,000   NYS DA (Miriam Osborn Memorial Home Association)                   6.875     07/01/2025          7,679,976
---------------------------------------------------------------------------------------------------------------------------
   2,375,000   NYS DA (Montefiore Medical) RITES a                               15.889 f   08/01/2038          2,829,385
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.000     07/01/2013          2,609,825
---------------------------------------------------------------------------------------------------------------------------
   6,800,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.000     07/01/2014          7,044,732
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.500     07/01/2017          3,302,250
---------------------------------------------------------------------------------------------------------------------------
  26,920,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.500     07/01/2025         28,756,482
---------------------------------------------------------------------------------------------------------------------------
  42,630,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.600     07/01/2026         44,096,898
---------------------------------------------------------------------------------------------------------------------------
   8,820,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.625     07/01/2019          9,669,631
---------------------------------------------------------------------------------------------------------------------------
  15,000,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.750     07/01/2020         16,481,850
---------------------------------------------------------------------------------------------------------------------------
   2,850,000   NYS DA (Municipal Health Facilities) RITES a                      13.935 f   01/15/2023          3,057,423
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Norwegian Christian Home & Health Center)                  5.200     08/01/2036          1,024,250
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Norwegian Christian Home & Health Center)                  6.100     08/01/2041          2,177,980
---------------------------------------------------------------------------------------------------------------------------
   4,215,000   NYS DA (Nursing Homes) w                                           5.200     02/01/2032          4,269,584
---------------------------------------------------------------------------------------------------------------------------
   2,200,000   NYS DA (NY & Presbyterian Hospital)                                6.500     08/01/2034          2,349,908
---------------------------------------------------------------------------------------------------------------------------
   6,860,000   NYS DA (NY Hospital Medical Center)                                5.600     02/15/2039          7,227,490
---------------------------------------------------------------------------------------------------------------------------
     585,000   NYS DA (NYS ARC)                                                   5.000     07/01/2026            595,284
---------------------------------------------------------------------------------------------------------------------------
   8,501,468   NYS DA (Our Lady of Mercy Medical Center) Computer Lease a         6.200     08/15/2006          8,346,997
---------------------------------------------------------------------------------------------------------------------------
   6,000,000   NYS DA (Personal Income Tax) w                                     5.000     03/15/2032          6,040,080
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   NYS DA (Personal Income Tax) w                                     5.050     03/15/2032          1,668,645
---------------------------------------------------------------------------------------------------------------------------
  11,835,000   NYS DA (Rochester General Hospital) RITES a                        9.311 f   08/01/2033         12,419,057
---------------------------------------------------------------------------------------------------------------------------
     600,000   NYS DA (Sarah Neumann Home)                                        5.450     08/01/2027            623,856
---------------------------------------------------------------------------------------------------------------------------
   9,000,000   NYS DA (St. Agnes Hospital)                                        5.400     02/15/2025          9,276,570
---------------------------------------------------------------------------------------------------------------------------
   2,400,000   NYS DA (St. Barnabas Hospital)                                     5.450     08/01/2035          2,477,280
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   NYS DA (St. Clare's Hospital)                                      5.300     02/15/2019          1,834,473
---------------------------------------------------------------------------------------------------------------------------
   2,970,000   NYS DA (St. Clare's Hospital)                                      5.400     02/15/2025          3,061,268
---------------------------------------------------------------------------------------------------------------------------
   2,580,000   NYS DA (St. James Mercy Hospital)                                  5.400     02/01/2038          2,667,075
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYS DA (St. Thomas Aquinas College)                                5.250     07/01/2028          1,525,095
---------------------------------------------------------------------------------------------------------------------------
   3,885,000   NYS DA (St. Vincent Depaul Residence)                              5.300     07/01/2018          4,029,172
---------------------------------------------------------------------------------------------------------------------------
     130,000   NYS DA (St. Vincent's Hospital & Medical Center)                   7.400     08/01/2030            133,848
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (State University Dormitory Facilities)                     5.100     07/01/2031          1,015,230
---------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (State University Educational Facilities)                   0.000 z   05/15/2007             43,842
---------------------------------------------------------------------------------------------------------------------------
      95,000   NYS DA (State University Educational Facilities)                   6.000     05/15/2017             96,615
---------------------------------------------------------------------------------------------------------------------------
   3,315,000   NYS DA (Suffolk County Judicial Facilities)                        9.500     04/15/2014          3,803,300
---------------------------------------------------------------------------------------------------------------------------
      55,000   NYS DA (Upstate Community Colleges)                                5.700     07/01/2021             57,009
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   NYS DA (Vassar Brothers)                                           5.375     07/01/2025          1,763,155
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYS DA (Willow Towers)                                             5.400     02/01/2034          2,574,800
---------------------------------------------------------------------------------------------------------------------------
  26,040,000   NYS DA (Wyckoff Heights Medical Center)                            5.300     08/15/2021         26,957,389
---------------------------------------------------------------------------------------------------------------------------
   1,715,000   NYS EFC (Consolidated Water)                                       7.150     11/01/2014          1,746,676
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   NYS EFC (NYS Water Services)                                       5.950     01/15/2020          7,919,775
---------------------------------------------------------------------------------------------------------------------------
   2,340,000   NYS EFC (NYS Water Services)                                       6.000     01/15/2031          2,439,356




                         24 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    45,000   NYS EFC (NYS Water Services)                                       7.500%    03/15/2011      $      45,232
---------------------------------------------------------------------------------------------------------------------------
  11,830,000   NYS EFC (Occidental Petroleum)                                     5.700     09/01/2028         11,765,763
---------------------------------------------------------------------------------------------------------------------------
  15,300,000   NYS EFC (Occidental Petroleum)                                     6.100     11/01/2030         15,409,548
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYS ERDA (Brooklyn Union Gas)                                      8.250     12/01/2018             40,464
---------------------------------------------------------------------------------------------------------------------------
   4,700,000   NYS ERDA (Brooklyn Union Gas) RIBS                                 9.820 f   07/08/2026          4,938,854
---------------------------------------------------------------------------------------------------------------------------
   7,000,000   NYS ERDA (Brooklyn Union Gas) RIBS                                10.829 f   04/01/2020          8,741,740
---------------------------------------------------------------------------------------------------------------------------
  16,300,000   NYS ERDA (Brooklyn Union Gas) RIBS                                12.385 f   07/01/2026         20,512,246
---------------------------------------------------------------------------------------------------------------------------
     210,000   NYS ERDA (Central Hudson Gas & Electric)                           5.450     08/01/2027            220,912
---------------------------------------------------------------------------------------------------------------------------
  34,865,000   NYS ERDA (Con Ed)                                                  4.700     06/01/2036         35,106,266
---------------------------------------------------------------------------------------------------------------------------
   9,350,000   NYS ERDA (Con Ed) RITES a                                          8.463 f   08/15/2020          9,744,009
---------------------------------------------------------------------------------------------------------------------------
  23,000,000   NYS ERDA (LILCO)                                                   5.300     11/01/2023         23,187,680
---------------------------------------------------------------------------------------------------------------------------
     300,000   NYS ERDA (LILCO)                                                   5.300     10/01/2024            301,656
---------------------------------------------------------------------------------------------------------------------------
  11,740,000   NYS ERDA (LILCO)                                                   7.150     09/01/2019         12,028,687
---------------------------------------------------------------------------------------------------------------------------
  12,625,000   NYS ERDA (LILCO)                                                   7.150     06/01/2020         12,935,449
---------------------------------------------------------------------------------------------------------------------------
   4,355,000   NYS ERDA (LILCO)                                                   7.150     12/01/2020          4,462,089
---------------------------------------------------------------------------------------------------------------------------
   4,180,000   NYS ERDA (LILCO)                                                   7.150     02/01/2022          4,282,786
---------------------------------------------------------------------------------------------------------------------------
   3,485,000   NYS ERDA (NIMO) RITES a                                           14.535 f   11/01/2025          3,807,781
---------------------------------------------------------------------------------------------------------------------------
   4,430,000   NYS ERDA (NIMO), Series A                                          5.150     11/01/2025          4,532,555
---------------------------------------------------------------------------------------------------------------------------
     425,000   NYS ERDA (NYSEG)                                                   5.700     12/01/2028            436,254
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS ERDA (NYSEG)                                                   5.950     12/01/2027             25,005
---------------------------------------------------------------------------------------------------------------------------
      30,000   NYS ERDA (NYSEG)                                                   5.950     12/01/2027             30,898
---------------------------------------------------------------------------------------------------------------------------
   3,625,000   NYS ERDA (RG&E) Residual Certificates a                           18.250 f   09/01/2033          4,771,733
---------------------------------------------------------------------------------------------------------------------------
   3,440,000   NYS HFA (Children's Rescue)                                        7.625     05/01/2018          3,477,118
---------------------------------------------------------------------------------------------------------------------------
   2,200,000   NYS HFA (Dominican Village)                                        6.600     08/15/2027          2,283,666
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (General Hsg.)                                             6.600     11/01/2008             20,239
---------------------------------------------------------------------------------------------------------------------------
   7,335,000   NYS HFA (HELP-Bronx Hsg.)                                          8.050     11/01/2005          7,654,073
---------------------------------------------------------------------------------------------------------------------------
     940,000   NYS HFA (HELP-Suffolk Hsg.)                                        8.100     11/01/2005            980,890
---------------------------------------------------------------------------------------------------------------------------
       2,000   NYS HFA (Hospital & Nursing Home)                                  6.875     11/01/2010 p            2,491
---------------------------------------------------------------------------------------------------------------------------
     205,000   NYS HFA (Hospital & Nursing Home)                                  7.000     11/01/2017 p          257,687
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Meadow Manor)                                             7.750     11/01/2019              5,022
---------------------------------------------------------------------------------------------------------------------------
      50,000   NYS HFA (Multifamily Hsg.)                                         0.000 z   11/01/2016             23,298
---------------------------------------------------------------------------------------------------------------------------
  12,695,000   NYS HFA (Multifamily Hsg.)                                         0.000 z   11/01/2017          5,562,949
---------------------------------------------------------------------------------------------------------------------------
     745,000   NYS HFA (Multifamily Hsg.)                                         5.250     11/15/2028            759,379
---------------------------------------------------------------------------------------------------------------------------
   1,340,000   NYS HFA (Multifamily Hsg.)                                         5.300     08/15/2024          1,374,224
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   NYS HFA (Multifamily Hsg.)                                         5.300     11/15/2039          1,730,209
---------------------------------------------------------------------------------------------------------------------------
   1,070,000   NYS HFA (Multifamily Hsg.)                                         5.350     08/15/2020          1,119,648
---------------------------------------------------------------------------------------------------------------------------
   2,860,000   NYS HFA (Multifamily Hsg.)                                         5.350     08/15/2031          2,930,184
---------------------------------------------------------------------------------------------------------------------------
   2,080,000   NYS HFA (Multifamily Hsg.)                                         5.375     02/15/2035          2,137,990
---------------------------------------------------------------------------------------------------------------------------
   3,250,000   NYS HFA (Multifamily Hsg.)                                         5.450     08/15/2032          3,368,528
---------------------------------------------------------------------------------------------------------------------------
   2,075,000   NYS HFA (Multifamily Hsg.)                                         5.500     08/15/2030          2,118,824
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS HFA (Multifamily Hsg.)                                         5.500     08/15/2033          2,080,160
---------------------------------------------------------------------------------------------------------------------------
   1,215,000   NYS HFA (Multifamily Hsg.)                                         5.550     08/15/2019          1,230,686
---------------------------------------------------------------------------------------------------------------------------
   1,385,000   NYS HFA (Multifamily Hsg.)                                         5.600     08/15/2019          1,407,617
---------------------------------------------------------------------------------------------------------------------------
   1,240,000   NYS HFA (Multifamily Hsg.)                                         5.600     02/15/2026          1,280,399
---------------------------------------------------------------------------------------------------------------------------
   1,665,000   NYS HFA (Multifamily Hsg.)                                         5.600     08/15/2033          1,745,769





                         25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,230,000   NYS HFA (Multifamily Hsg.)                                         5.650%    08/15/2030      $   1,250,885
---------------------------------------------------------------------------------------------------------------------------
   3,200,000   NYS HFA (Multifamily Hsg.)                                         5.650     08/15/2030          3,254,336
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS HFA (Multifamily Hsg.)                                         5.650     08/15/2031          1,016,980
---------------------------------------------------------------------------------------------------------------------------
   1,710,000   NYS HFA (Multifamily Hsg.)                                         5.650     02/15/2034          1,765,370
---------------------------------------------------------------------------------------------------------------------------
   1,470,000   NYS HFA (Multifamily Hsg.)                                         5.700     02/15/2034          1,522,229
---------------------------------------------------------------------------------------------------------------------------
      95,000   NYS HFA (Multifamily Hsg.)                                         5.950     08/15/2024             97,219
---------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Multifamily Hsg.)                                         6.000     08/15/2027             10,532
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   NYS HFA (Multifamily Hsg.)                                         6.100     11/15/2036          1,357,204
---------------------------------------------------------------------------------------------------------------------------
   4,700,000   NYS HFA (Multifamily Hsg.)                                         6.125     08/15/2038          4,961,038
---------------------------------------------------------------------------------------------------------------------------
      50,000   NYS HFA (Multifamily Hsg.)                                         6.200     08/15/2012             51,014
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Multifamily Hsg.)                                         6.200     08/15/2016             26,451
---------------------------------------------------------------------------------------------------------------------------
     765,000   NYS HFA (Multifamily Hsg.)                                         6.250     02/15/2031            807,741
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS HFA (Multifamily Hsg.)                                         6.300     08/15/2026          5,245,900
---------------------------------------------------------------------------------------------------------------------------
   1,255,000   NYS HFA (Multifamily Hsg.)                                         6.400     11/15/2027          1,335,973
---------------------------------------------------------------------------------------------------------------------------
   2,905,000   NYS HFA (Multifamily Hsg.)                                         6.500     08/15/2024          2,966,208
---------------------------------------------------------------------------------------------------------------------------
   3,240,000   NYS HFA (Multifamily Hsg.)                                         6.700     08/15/2025          3,310,178
---------------------------------------------------------------------------------------------------------------------------
   5,550,000   NYS HFA (Multifamily Hsg.)                                         6.750     11/15/2036          5,810,850
---------------------------------------------------------------------------------------------------------------------------
      75,000   NYS HFA (Multifamily Hsg.)                                         6.950     08/15/2012             76,634
---------------------------------------------------------------------------------------------------------------------------
   5,400,000   NYS HFA (Multifamily Hsg.)                                         7.050     08/15/2024          5,514,966
---------------------------------------------------------------------------------------------------------------------------
   1,486,000   NYS HFA (Multifamily Hsg.)                                         7.450     11/01/2028          1,488,511
---------------------------------------------------------------------------------------------------------------------------
     900,000   NYS HFA (Multifamily Hsg.)                                         7.550     11/01/2029            909,999
---------------------------------------------------------------------------------------------------------------------------
   2,900,000   NYS HFA (NH&HC) RITES a                                           14.541 f   11/01/2016          3,599,364
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYS HFA (Nonprofit Hsg.)                                           6.400     11/01/2010             40,584
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                                           6.400     11/01/2013             26,024
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Nonprofit Hsg.)                                           6.600     11/01/2010             20,239
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Nonprofit Hsg.)                                           6.600     11/01/2013             20,434
---------------------------------------------------------------------------------------------------------------------------
   2,055,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2009          2,135,946
---------------------------------------------------------------------------------------------------------------------------
   2,220,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2010          2,307,446
---------------------------------------------------------------------------------------------------------------------------
   2,410,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2011          2,504,930
---------------------------------------------------------------------------------------------------------------------------
   2,610,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2012          2,712,808
---------------------------------------------------------------------------------------------------------------------------
   2,830,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2013          2,941,474
---------------------------------------------------------------------------------------------------------------------------
   1,395,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2014          1,449,949
---------------------------------------------------------------------------------------------------------------------------
   1,510,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2015          1,569,479
---------------------------------------------------------------------------------------------------------------------------
   1,630,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2016          1,694,206
---------------------------------------------------------------------------------------------------------------------------
   1,780,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2017          1,850,114
---------------------------------------------------------------------------------------------------------------------------
   1,885,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2018          1,959,250
---------------------------------------------------------------------------------------------------------------------------
   1,155,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2019          1,200,495
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS HFA (Phillips Village)                                         7.750     08/15/2017          5,404,350
---------------------------------------------------------------------------------------------------------------------------
   3,985,000   NYS HFA (Service Contract)                                         5.375     03/15/2023          4,024,571
---------------------------------------------------------------------------------------------------------------------------
   5,600,000   NYS HFA (Service Contract)                                         5.500     09/15/2022          5,789,280
---------------------------------------------------------------------------------------------------------------------------
   5,525,000   NYS HFA (Service Contract)                                         5.500     03/15/2025          5,688,319
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Service Contract)                                         6.125     03/15/2020 p            5,272
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Service Contract)                                         6.125     03/15/2020             21,006
---------------------------------------------------------------------------------------------------------------------------
     255,000   NYS HFA (Service Contract)                                         6.500     03/15/2025            282,974
---------------------------------------------------------------------------------------------------------------------------
     715,000   NYS HFA (Shorehill Hsg.)                                           7.500     05/01/2008            716,123




                         26 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,120,000   NYS HFA, Series E                                                  5.700%    08/15/2033      $   2,223,074
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYS HFA, Series F                                                  5.700     08/15/2032            524,310
---------------------------------------------------------------------------------------------------------------------------
      80,000   NYS LGAC                                                           5.500     04/01/2023             82,670
---------------------------------------------------------------------------------------------------------------------------
     435,000   NYS LGSC (SCSB)                                                    7.250     12/15/2011            433,312
---------------------------------------------------------------------------------------------------------------------------
     810,000   NYS LGSC (SCSB) a                                                  7.375     12/15/2016            825,471
---------------------------------------------------------------------------------------------------------------------------
     980,000   NYS LGSC (SCSB)                                                    7.750     12/15/2021            975,237
---------------------------------------------------------------------------------------------------------------------------
     275,000   NYS Medcare (Beth Israel Medical Center)                           7.125     11/01/2006            272,297
---------------------------------------------------------------------------------------------------------------------------
   2,025,000   NYS Medcare (Beth Israel Medical Center)                           7.200     11/01/2014          1,935,961
---------------------------------------------------------------------------------------------------------------------------
   1,015,000   NYS Medcare (Central Suffolk Hospital)                             6.125     11/01/2016            791,243
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYS Medcare (Hospital & Nursing Home)                              5.750     08/15/2019             40,436
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Hospital & Nursing Home)                              6.200     08/15/2022              5,182
---------------------------------------------------------------------------------------------------------------------------
      95,000   NYS Medcare (Hospital & Nursing Home)                              6.200     02/15/2023             97,478
---------------------------------------------------------------------------------------------------------------------------
      65,000   NYS Medcare (Hospital & Nursing Home)                              6.375     08/15/2029             70,286
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS Medcare (Hospital & Nursing Home)                              6.375     08/15/2033          1,025,530
---------------------------------------------------------------------------------------------------------------------------
   1,945,000   NYS Medcare (Hospital & Nursing Home)                              6.500     02/15/2034          2,082,025
---------------------------------------------------------------------------------------------------------------------------
   2,410,000   NYS Medcare (Hospital & Nursing Home)                              6.650     08/15/2032          2,471,985
---------------------------------------------------------------------------------------------------------------------------
   4,560,000   NYS Medcare (Hospital & Nursing Home)                              7.400     11/01/2016          4,734,648
---------------------------------------------------------------------------------------------------------------------------
   1,745,000   NYS Medcare (Hospital & Nursing Home)                              9.000     02/15/2026          1,799,270
---------------------------------------------------------------------------------------------------------------------------
   4,790,000   NYS Medcare (Hospital & Nursing Home)                              9.375     11/01/2016          5,108,535
---------------------------------------------------------------------------------------------------------------------------
   1,935,000   NYS Medcare (Hospital & Nursing Home)                             10.000     11/01/2006          2,057,486
---------------------------------------------------------------------------------------------------------------------------
      70,000   NYS Medcare (Insured Mtg. Nursing)                                 6.500     11/01/2015             71,560
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   NYS Medcare (M.G. Nursing Home)                                    6.375     02/15/2035          1,808,945
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYS Medcare (Mental Health)                                        5.500     08/15/2021             40,866
---------------------------------------------------------------------------------------------------------------------------
     250,000   NYS Medcare (Mental Health)                                        5.500     08/15/2024            258,748
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS Medcare (Montefiore Medical Center)                            5.750     02/15/2025             26,864
---------------------------------------------------------------------------------------------------------------------------
     650,000   NYS Medcare (Our Lady of Victory Hospital)                         6.625     11/01/2016            659,204
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS Medcare (Secured Hospital)                                     6.250     02/15/2024             26,585
---------------------------------------------------------------------------------------------------------------------------
  22,000,000   NYS Medcare (St. Luke's Hospital) IVRC a                           9.384 f   02/15/2029         23,497,320
---------------------------------------------------------------------------------------------------------------------------
  12,500,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.133 f   02/15/2029         13,353,125
---------------------------------------------------------------------------------------------------------------------------
   8,400,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.190 f   02/15/2029          8,973,300
---------------------------------------------------------------------------------------------------------------------------
   5,750,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.190 f   02/15/2029          6,142,438
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.248 f   02/15/2029         10,682,500
---------------------------------------------------------------------------------------------------------------------------
   5,925,000   NYS Medcare RITES a                                                8.463 f   02/15/2019          6,258,755
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS Medcare RITES a                                                8.713 f   02/15/2025         10,360,500
---------------------------------------------------------------------------------------------------------------------------
     260,000   NYS Thruway Authority                                              0.000 z   01/01/2005            248,893
---------------------------------------------------------------------------------------------------------------------------
  25,000,000   NYS Thruway Authority Convertible INFLOS                           7.945 f   01/01/2024         25,090,500
---------------------------------------------------------------------------------------------------------------------------
   7,140,000   NYS Thruway Authority RITES a                                     13.924 f   01/01/2025          7,501,570
---------------------------------------------------------------------------------------------------------------------------
      15,000   NYS UDC (Correctional Facilities)                                  0.000 z   01/01/2003             15,000
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS UDC (Correctional Facilities)                                  0.000 z   01/01/2013              3,390
---------------------------------------------------------------------------------------------------------------------------
   1,550,000   NYS UDC (Correctional Facilities)                                  5.000     01/01/2028          1,563,206
---------------------------------------------------------------------------------------------------------------------------
  12,140,000   NYS UDC (Correctional Facilities)                                  5.250     01/01/2021         12,235,299
---------------------------------------------------------------------------------------------------------------------------
  10,045,000   NYS UDC (Correctional Facilities)                                  5.375     01/01/2023         10,663,872
---------------------------------------------------------------------------------------------------------------------------
      80,000   NYS UDC (South Mall) CAB                                           0.000 z   01/01/2011             52,537
---------------------------------------------------------------------------------------------------------------------------
     345,000   NYS UDC (South Mall) CAB                                           0.000 z   01/01/2011            226,565
---------------------------------------------------------------------------------------------------------------------------
   5,480,000   Oneida County IDA (Bonide Products)                                6.250     11/01/2018          5,177,285



                         27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   875,000   Oneida County IDA (Mobile Climate Control)                         8.000%    11/01/2008      $     903,831
---------------------------------------------------------------------------------------------------------------------------
   2,825,000   Oneida County IDA (Mobile Climate Control)                         8.750     11/01/2018          2,916,022
---------------------------------------------------------------------------------------------------------------------------
     450,000   Oneida County IDA (Mohawk Valley Handicapped Services)             5.300     03/15/2019            457,353
---------------------------------------------------------------------------------------------------------------------------
     740,000   Oneida County IDA (Mohawk Valley Handicapped Services)             5.350     03/15/2029            739,415
---------------------------------------------------------------------------------------------------------------------------
   1,190,000   Oneida County IDA (Presbyterian Home)                              5.250     03/01/2019          1,231,483
---------------------------------------------------------------------------------------------------------------------------
   1,015,000   Oneida County IDA (Presbyterian Home)                              6.100     06/01/2020          1,100,514
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   Onondaga County IDA (Air Cargo)                                    6.125     01/01/2032          4,047,680
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Onondaga County IDA (Air Cargo)                                    7.250     01/01/2032          2,006,480
---------------------------------------------------------------------------------------------------------------------------
  85,750,000   Onondaga County IDA (Coltec Industries)                            7.000     05/01/2015         68,762,925
---------------------------------------------------------------------------------------------------------------------------
     540,000   Onondaga County IDA (Coltec Industries)                            7.250     06/01/2008            549,558
---------------------------------------------------------------------------------------------------------------------------
     770,000   Onondaga County IDA (Coltec Industries)                            9.875     10/01/2010            800,723
---------------------------------------------------------------------------------------------------------------------------
   1,595,000   Onondaga County IDA (Community General Hospital)                   5.500     11/01/2018          1,220,255
---------------------------------------------------------------------------------------------------------------------------
   8,345,000   Onondaga County IDA (Community General Hospital)                   6.625     01/01/2018          7,241,708
---------------------------------------------------------------------------------------------------------------------------
   1,305,000   Onondaga County IDA (Gear Motion)                                  8.900     12/15/2011          1,317,371
---------------------------------------------------------------------------------------------------------------------------
   4,200,000   Onondaga County IDA (Le Moyne College)                             5.625     12/01/2021          4,368,084
---------------------------------------------------------------------------------------------------------------------------
  11,500,000   Onondaga County IDA (Solvay Paperboard)                            6.800     11/01/2014         11,839,135
---------------------------------------------------------------------------------------------------------------------------
  67,200,000   Onondaga County IDA (Solvay Paperboard)                            7.000     11/01/2030         70,137,312
---------------------------------------------------------------------------------------------------------------------------
     750,000   Onondaga County IDA (Syracuse Home)                                5.200     12/01/2018            768,195
---------------------------------------------------------------------------------------------------------------------------
  19,980,000   Onondaga County Res Rec                                            6.875     05/01/2006         16,389,994
---------------------------------------------------------------------------------------------------------------------------
     712,000   Ontario County IDA (Ontario Design)                                6.500     11/01/2005            718,622
---------------------------------------------------------------------------------------------------------------------------
     430,000   Orange County IDA (Adult Homes at Erie Station)                    7.000     08/01/2021            432,516
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Orange County IDA (Arden Hill Life Care Center)                    7.000     08/01/2021          2,514,625
---------------------------------------------------------------------------------------------------------------------------
   2,300,000   Orange County IDA (Arden Hill Life Care Center)                    7.000     08/01/2031          2,296,987
---------------------------------------------------------------------------------------------------------------------------
   2,090,000   Orange County IDA (Arden Hill Life Care Center)                    7.000     08/01/2031          2,087,262
---------------------------------------------------------------------------------------------------------------------------
   2,705,000   Orange County IDA (Glen Arden)                                     5.625     01/01/2018          2,409,479
---------------------------------------------------------------------------------------------------------------------------
   5,590,000   Orange County IDA (Glen Arden)                                     5.700     01/01/2028          4,663,402
---------------------------------------------------------------------------------------------------------------------------
  22,450,000   Orange County IDA (Glen Arden)                                     8.875     01/01/2025 p       25,865,768
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Orange County IDA (Kingston Manufacturing) a                       8.000     11/01/2017          2,532,330
---------------------------------------------------------------------------------------------------------------------------
     460,000   Orange County IDA (Mental Retardation Project)                     7.800     07/01/2011            462,834
---------------------------------------------------------------------------------------------------------------------------
   1,715,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)   5.375     12/01/2021          1,788,574
---------------------------------------------------------------------------------------------------------------------------
   6,330,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)   5.375     12/01/2026          6,511,038
---------------------------------------------------------------------------------------------------------------------------
   2,235,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)   5.375     12/01/2026          2,298,921
---------------------------------------------------------------------------------------------------------------------------
   7,920,000   Orange County IDA (Tuxedo Place) a                                 7.000     08/01/2032          6,389,935
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Orange County IDA (Tuxedo Place) a                                 7.000     08/01/2033          2,016,750
---------------------------------------------------------------------------------------------------------------------------
   2,755,000   Oswego County IDA (Bishop's Common)                                5.375     02/01/2049          2,856,026
---------------------------------------------------------------------------------------------------------------------------
   3,260,000   Oswego County IDA (Seneca Hill Manor)                              5.650     08/01/2037          3,424,434
---------------------------------------------------------------------------------------------------------------------------
   2,970,000   Otsego County IDA (Bassett Healthcare Project)                     5.350     11/01/2020          3,114,906
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Otsego County IDA (Hartwick College)                               5.500     07/01/2019          3,479,100
---------------------------------------------------------------------------------------------------------------------------
   5,700,000   Otsego County IDA (Hartwick College)                               5.900     07/01/2022          5,825,514
---------------------------------------------------------------------------------------------------------------------------
  11,400,000   Peekskill IDA (Drum Hill)                                          6.375     10/01/2028         10,169,826
---------------------------------------------------------------------------------------------------------------------------
     762,716   Peekskill IDA (Karta)                                              9.000     07/01/2010            771,464
---------------------------------------------------------------------------------------------------------------------------
   1,020,000   Pilgrim Village HDC (Multifamily Hsg.)                             6.800     02/01/2021          1,021,510
---------------------------------------------------------------------------------------------------------------------------
   5,445,000   Port Authority NY/NJ (Continental Airlines)                        9.000     12/01/2006          5,413,637
---------------------------------------------------------------------------------------------------------------------------
   1,260,000   Port Authority NY/NJ (Continental Airlines)                        9.000     12/01/2010          1,252,894
---------------------------------------------------------------------------------------------------------------------------
  50,285,000   Port Authority NY/NJ (Continental Airlines)                        9.125     12/01/2015         50,194,990




                         28 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    10,000   Port Authority NY/NJ (JFK International Air Terminal)              5.750%    12/01/2025      $      10,695
---------------------------------------------------------------------------------------------------------------------------
     285,000   Port Authority NY/NJ (KIAC)                                        6.750     10/01/2011            299,806
---------------------------------------------------------------------------------------------------------------------------
  15,250,000   Port Authority NY/NJ (KIAC)                                        6.750     10/01/2019         15,736,933
---------------------------------------------------------------------------------------------------------------------------
   2,755,000   Poughkeepsie IDA (Eastman & Bixby Redevelopment Corp.)             6.000     08/01/2032          2,944,709
---------------------------------------------------------------------------------------------------------------------------
   1,990,000   Putnam County IDA (Brewster Plastics)                              8.500     12/01/2016          2,058,118
---------------------------------------------------------------------------------------------------------------------------
   6,365,000   Rensselaer County Tobacco Asset Securitization Corp.               5.625     06/01/2035          6,364,682
---------------------------------------------------------------------------------------------------------------------------
   7,000,000   Rensselaer County Tobacco Asset Securitization Corp.               5.750     06/01/2043          7,027,370
---------------------------------------------------------------------------------------------------------------------------
       5,000   Rensselaer Hsg. Authority (Renwyck)                                7.650     01/01/2011              5,160
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Rensselaer Municipal Leasing Corp.
               (Rensselaer County Nursing Home)                                   6.900     06/01/2024         20,405,800
---------------------------------------------------------------------------------------------------------------------------
   1,855,000   Riverhead IDA (Michael Reilly Design)                              8.625     02/01/2012          1,829,846
---------------------------------------------------------------------------------------------------------------------------
     550,000   Riverhead IDA (Michael Reilly Design)                              8.625     02/01/2012            542,438
---------------------------------------------------------------------------------------------------------------------------
   4,535,000   Riverhead IDA (Michael Reilly Design)                              8.875     02/01/2032          4,439,448
---------------------------------------------------------------------------------------------------------------------------
  14,990,000   Rochester Hsg. Authority (Crossroads Apartments)                   7.700     01/01/2017         16,316,315
---------------------------------------------------------------------------------------------------------------------------
   6,790,000   Rochester Museum & Science Center                                  6.125     12/01/2015          6,676,743
---------------------------------------------------------------------------------------------------------------------------
   2,090,000   Rockland County IDA (Dominican College)                            5.900     05/01/2010          2,061,137
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   Rockland County IDA (Dominican College)                            6.250     05/01/2028          4,884,600
---------------------------------------------------------------------------------------------------------------------------
     740,000   Rockland County Tobacco Asset Securitization Corp.                 5.500     08/15/2025            730,054
---------------------------------------------------------------------------------------------------------------------------
   9,225,000   Rockland County Tobacco Asset Securitization Corp.                 5.625     08/15/2035          9,224,354
---------------------------------------------------------------------------------------------------------------------------
  10,100,000   Rockland County Tobacco Asset Securitization Corp.                 5.750     08/15/2043         10,154,843
---------------------------------------------------------------------------------------------------------------------------
   1,325,000   Saratoga County IDA (ARC)                                          8.400     03/01/2013          1,355,263
---------------------------------------------------------------------------------------------------------------------------
   1,635,000   Schenectady IDA (Schaffer Heights Hsg.)                            6.000     11/01/2030          1,739,558
---------------------------------------------------------------------------------------------------------------------------
   3,335,000   Schenectady Metroplex Devel. Authority, Series A                   5.375     12/15/2021          3,414,973
---------------------------------------------------------------------------------------------------------------------------
     380,000   Schroon Lake Fire District a                                       7.250     03/01/2009            381,524
---------------------------------------------------------------------------------------------------------------------------
     175,000   Scotia Hsg. Authority (Holyrood House)                             7.000     06/01/2009            181,494
---------------------------------------------------------------------------------------------------------------------------
   5,060,000   SONYMA, Series 24                                                  6.125     10/01/2030          5,422,195
---------------------------------------------------------------------------------------------------------------------------
   2,450,000   SONYMA, Series 29                                                  5.450     04/01/2031          2,522,128
---------------------------------------------------------------------------------------------------------------------------
      15,000   SONYMA, Series 30-C2                                               5.800     10/01/2025             15,359
---------------------------------------------------------------------------------------------------------------------------
  11,595,000   SONYMA, Series 38 RITES a                                         10.006 f   04/01/2025         12,011,724
---------------------------------------------------------------------------------------------------------------------------
      75,000   SONYMA, Series 40-B                                                6.400     10/01/2012             77,893
---------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 46                                                  6.500     04/01/2013            105,466
---------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 54                                                  6.100     10/01/2015            106,010
---------------------------------------------------------------------------------------------------------------------------
      55,000   SONYMA, Series 54                                                  6.200     10/01/2026             60,943
---------------------------------------------------------------------------------------------------------------------------
      45,000   SONYMA, Series 54                                                  6.200     10/01/2026             49,862
---------------------------------------------------------------------------------------------------------------------------
   5,535,000   SONYMA, Series 58                                                  6.400     04/01/2027          6,109,810
---------------------------------------------------------------------------------------------------------------------------
     160,000   SONYMA, Series 60                                                  6.000     10/01/2022            169,619
---------------------------------------------------------------------------------------------------------------------------
      15,000   SONYMA, Series 63                                                  6.125     04/01/2027             15,916
---------------------------------------------------------------------------------------------------------------------------
  10,080,000   SONYMA, Series 65                                                  5.850     10/01/2028         10,588,133
---------------------------------------------------------------------------------------------------------------------------
  19,570,000   SONYMA, Series 67                                                  5.800     10/01/2028         21,289,225
---------------------------------------------------------------------------------------------------------------------------
   3,295,000   SONYMA, Series 69                                                  5.400     10/01/2019          3,417,574
---------------------------------------------------------------------------------------------------------------------------
   6,320,000   SONYMA, Series 69                                                  5.500     10/01/2028          6,519,396
---------------------------------------------------------------------------------------------------------------------------
   4,670,000   SONYMA, Series 69 RITES a                                          8.928 f   10/01/2028          4,962,762
---------------------------------------------------------------------------------------------------------------------------
  13,000,000   SONYMA, Series 71                                                  5.400     04/01/2029         13,344,760
---------------------------------------------------------------------------------------------------------------------------
  10,150,000   SONYMA, Series 71 RITES a                                          8.728 f   04/01/2029         10,688,458
---------------------------------------------------------------------------------------------------------------------------
   5,500,000   SONYMA, Series 73 RITES a                                         15.032 f   10/01/2028          5,979,160





                         29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,675,000   SONYMA, Series 73-A                                                5.300%    10/01/2028      $   1,711,482
---------------------------------------------------------------------------------------------------------------------------
  10,525,000   SONYMA, Series 79                                                  5.300     04/01/2029         10,759,287
---------------------------------------------------------------------------------------------------------------------------
      20,000   SONYMA, Series 82                                                  5.650     04/01/2030             20,740
---------------------------------------------------------------------------------------------------------------------------
     990,000   SONYMA, Series 88                                                  6.250     04/01/2030          1,114,295
---------------------------------------------------------------------------------------------------------------------------
   6,035,000   SONYMA, Series 97                                                  5.500     04/01/2031          6,240,552
---------------------------------------------------------------------------------------------------------------------------
     300,000   St. Lawrence County IDA (Clarkson University)                      5.125     07/01/2021            305,808
---------------------------------------------------------------------------------------------------------------------------
   1,315,000   St. Lawrence County IDA (Clarkson University)                      5.250     07/01/2031          1,332,687
---------------------------------------------------------------------------------------------------------------------------
   2,370,000   St. Lawrence County IDA (Clarkson University)                      5.500     07/01/2029          2,450,414
---------------------------------------------------------------------------------------------------------------------------
   2,805,000   St. Lawrence County IDA (Hepburn Medical Center)                   5.375     12/01/2019          2,967,438
---------------------------------------------------------------------------------------------------------------------------
   3,595,000   St. Lawrence County IDA (Hepburn Medical Center)                   5.500     12/01/2024          3,759,795
---------------------------------------------------------------------------------------------------------------------------
     640,000   Suffolk County IDA (ALIA - ACDS)                                   7.125     06/01/2017            645,978
---------------------------------------------------------------------------------------------------------------------------
     425,000   Suffolk County IDA (ALIA - ACLD)                                   6.375     06/01/2014            417,261
---------------------------------------------------------------------------------------------------------------------------
   1,310,000   Suffolk County IDA (ALIA - ACLD)                                   6.500     03/01/2018          1,229,435
---------------------------------------------------------------------------------------------------------------------------
     745,000   Suffolk County IDA (ALIA - ACLD)                                   7.500     09/01/2015            780,149
---------------------------------------------------------------------------------------------------------------------------
     345,000   Suffolk County IDA (ALIA - ADD)                                    6.950     12/01/2014            353,597
---------------------------------------------------------------------------------------------------------------------------
     530,000   Suffolk County IDA (ALIA - ADD)                                    7.500     09/01/2015            555,005
---------------------------------------------------------------------------------------------------------------------------
     580,000   Suffolk County IDA (ALIA - CDD)                                    7.125     06/01/2017            585,417
---------------------------------------------------------------------------------------------------------------------------
   1,805,000   Suffolk County IDA (ALIA - DDI) a                                  6.375     06/01/2014          1,701,808
---------------------------------------------------------------------------------------------------------------------------
     300,000   Suffolk County IDA (ALIA - DDI) a                                  6.950     12/01/2014            294,543
---------------------------------------------------------------------------------------------------------------------------
     100,000   Suffolk County IDA (ALIA - DDI) a                                  7.500     09/01/2015             93,145
---------------------------------------------------------------------------------------------------------------------------
     935,000   Suffolk County IDA (ALIA - FREE)                                   6.375     06/01/2014            917,974
---------------------------------------------------------------------------------------------------------------------------
   2,140,000   Suffolk County IDA (ALIA - FREE)                                   6.950     12/01/2014          2,177,685
---------------------------------------------------------------------------------------------------------------------------
   5,110,000   Suffolk County IDA (ALIA - FREE)                                   7.125     06/01/2017          5,157,727
---------------------------------------------------------------------------------------------------------------------------
     755,000   Suffolk County IDA (ALIA - IGHL)                                   6.375     06/01/2014            741,251
---------------------------------------------------------------------------------------------------------------------------
     730,000   Suffolk County IDA (ALIA - IGHL)                                   6.950     12/01/2014            742,855
---------------------------------------------------------------------------------------------------------------------------
   1,345,000   Suffolk County IDA (ALIA - IGHL)                                   7.125     06/01/2017          1,357,562
---------------------------------------------------------------------------------------------------------------------------
     320,000   Suffolk County IDA (ALIA - IGHL)                                   7.500     09/01/2015            335,098
---------------------------------------------------------------------------------------------------------------------------
     445,000   Suffolk County IDA (ALIA - L.I. Head Injury Association)           6.375     06/01/2014            436,897
---------------------------------------------------------------------------------------------------------------------------
     870,000   Suffolk County IDA (ALIA - L.I. Head Injury Association)           6.950     12/01/2014            885,321
---------------------------------------------------------------------------------------------------------------------------
     315,000   Suffolk County IDA (ALIA - L.I. Head Injury Association)           7.500     09/01/2015            329,862
---------------------------------------------------------------------------------------------------------------------------
     735,000   Suffolk County IDA (ALIA - MCH)                                    6.375     06/01/2014            721,616
---------------------------------------------------------------------------------------------------------------------------
   1,830,000   Suffolk County IDA (ALIA - MCH)                                    6.950     12/01/2014          1,862,226
---------------------------------------------------------------------------------------------------------------------------
   1,640,000   Suffolk County IDA (ALIA - MCH)                                    7.125     06/01/2017          1,655,318
---------------------------------------------------------------------------------------------------------------------------
     805,000   Suffolk County IDA (ALIA - NYS ARC)                                7.500     09/01/2015            842,980
---------------------------------------------------------------------------------------------------------------------------
     540,000   Suffolk County IDA (ALIA - Pederson-Krag Center)                   8.375     06/01/2016            536,312
---------------------------------------------------------------------------------------------------------------------------
     565,000   Suffolk County IDA (ALIA - SMCFS)                                  7.500     09/01/2015            591,657
---------------------------------------------------------------------------------------------------------------------------
     770,000   Suffolk County IDA (ALIA - Suffolk Hostels)                        7.500     09/01/2015            806,329
---------------------------------------------------------------------------------------------------------------------------
     315,000   Suffolk County IDA (ALIA - UCPAGS)                                 6.375     06/01/2014            309,264
---------------------------------------------------------------------------------------------------------------------------
   1,265,000   Suffolk County IDA (ALIA - UCPAGS)                                 6.950     12/01/2014          1,287,277
---------------------------------------------------------------------------------------------------------------------------
   1,480,000   Suffolk County IDA (ALIA - UCPAGS)                                 7.000     06/01/2016          1,484,854
---------------------------------------------------------------------------------------------------------------------------
     525,000   Suffolk County IDA (ALIA - UCPAGS)                                 7.500     09/01/2015            549,770
---------------------------------------------------------------------------------------------------------------------------
     450,000   Suffolk County IDA (ALIA - WORCA)                                  6.950     12/01/2014            457,925
---------------------------------------------------------------------------------------------------------------------------
   1,035,000   Suffolk County IDA (ALIA - WORCA)                                  7.125     06/01/2017          1,044,667
---------------------------------------------------------------------------------------------------------------------------
     635,000   Suffolk County IDA (ALIA - WORCA)                                  7.500     09/01/2015            664,959
---------------------------------------------------------------------------------------------------------------------------
   7,293,119   Suffolk County IDA (Camelot Village) b,d                           7.900     11/01/2031          3,658,010



                         30 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   345,000   Suffolk County IDA (CCSSVD)                                        7.000%    04/01/2010      $     344,610
---------------------------------------------------------------------------------------------------------------------------
   2,595,000   Suffolk County IDA (CCSSVD)                                        8.000     04/01/2030          2,593,002
---------------------------------------------------------------------------------------------------------------------------
   1,090,000   Suffolk County IDA (DDI) a                                         6.250     03/01/2009            988,379
---------------------------------------------------------------------------------------------------------------------------
   5,025,000   Suffolk County IDA (DDI) a                                         7.250     03/01/2024          4,646,618
---------------------------------------------------------------------------------------------------------------------------
      80,000   Suffolk County IDA (DDI) a                                         7.375     03/01/2003             79,898
---------------------------------------------------------------------------------------------------------------------------
   9,275,000   Suffolk County IDA (DDI) a                                         8.750     03/01/2023          9,211,466
---------------------------------------------------------------------------------------------------------------------------
   2,605,000   Suffolk County IDA (Dowling College)                               6.625     06/01/2024          2,407,854
---------------------------------------------------------------------------------------------------------------------------
   3,240,000   Suffolk County IDA (Dowling College)                               6.700     12/01/2020          3,061,022
---------------------------------------------------------------------------------------------------------------------------
     280,000   Suffolk County IDA (Federation of Organizations)                   7.625     04/01/2010            281,039
---------------------------------------------------------------------------------------------------------------------------
   2,195,000   Suffolk County IDA (Federation of Organizations)                   8.125     04/01/2030          2,206,260
---------------------------------------------------------------------------------------------------------------------------
     445,000   Suffolk County IDA (Fil-Coil Corp.) a,b,d                          9.000     12/01/2015            267,000
---------------------------------------------------------------------------------------------------------------------------
   1,060,000   Suffolk County IDA (Fil-Coil Corp.) a,b,d                          9.250     12/01/2025            636,000
---------------------------------------------------------------------------------------------------------------------------
   3,860,000   Suffolk County IDA (Huntington First Aid Squad)                    6.650     11/01/2017          3,768,981
---------------------------------------------------------------------------------------------------------------------------
   3,250,000   Suffolk County IDA (Jefferson's Ferry)                             6.125     11/01/2029          3,269,663
---------------------------------------------------------------------------------------------------------------------------
   6,500,000   Suffolk County IDA (Jefferson's Ferry)                             7.200     11/01/2019          6,805,760
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Suffolk County IDA (Jefferson's Ferry)                             7.250     11/01/2028         10,489,900
---------------------------------------------------------------------------------------------------------------------------
   3,500,000   Suffolk County IDA (Nissequogue Cogeneration Partners)             5.300     01/01/2013          3,351,985
---------------------------------------------------------------------------------------------------------------------------
   7,485,000   Suffolk County IDA (Nissequogue Cogeneration Partners)             5.500     01/01/2023          6,849,074
---------------------------------------------------------------------------------------------------------------------------
     715,000   Suffolk County IDA (OBPWC)                                         7.500     11/01/2022            730,680
---------------------------------------------------------------------------------------------------------------------------
   1,600,000   Suffolk County IDA (Peconic Landing Retirement Home)               8.000     10/01/2030          1,620,720
---------------------------------------------------------------------------------------------------------------------------
     325,000   Suffolk County IDA (Pederson-Krag Center)                          7.625     04/01/2010            326,206
---------------------------------------------------------------------------------------------------------------------------
   2,545,000   Suffolk County IDA (Pederson-Krag Center)                          8.125     04/01/2030          2,558,056
---------------------------------------------------------------------------------------------------------------------------
     230,000   Suffolk County IDA (Rainbow Chimes)                                7.000     05/01/2007            220,181
---------------------------------------------------------------------------------------------------------------------------
   2,210,000   Suffolk County IDA (Rainbow Chimes)                                8.000     11/01/2024          2,111,169
---------------------------------------------------------------------------------------------------------------------------
   1,670,000   Suffolk County IDA (Rimland Facilities) a                          3.188 v   12/01/2009          1,667,495
---------------------------------------------------------------------------------------------------------------------------
   5,635,000   Suffolk County IDA (United Cerebral Palsy)                         7.875     09/01/2041          5,489,166
---------------------------------------------------------------------------------------------------------------------------
   1,620,000   Suffolk County IDA (Windmill Village)                              5.700     12/01/2026          1,690,875
---------------------------------------------------------------------------------------------------------------------------
   1,305,000   Suffolk County IDA (Windmill Village)                              5.750     12/01/2031          1,368,762
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   Suffolk County IDA (Wireless Boulevard Realty)                     7.875     12/01/2012          1,112,254
---------------------------------------------------------------------------------------------------------------------------
   4,005,000   Suffolk County IDA (Wireless Boulevard Realty)                     8.625     12/01/2026          4,247,583
---------------------------------------------------------------------------------------------------------------------------
   3,035,000   Sullivan County IDA (Center Discovery Civic Facility)              7.250     02/01/2012          3,065,168
---------------------------------------------------------------------------------------------------------------------------
   9,965,000   Sullivan County IDA (Center Discovery Civic Facility)              7.750     02/01/2027         10,075,910
---------------------------------------------------------------------------------------------------------------------------
   8,725,000   Sullivan County IDA (SCCC Dorm Corp. Civic Facility)               7.250     06/01/2027          8,658,428
---------------------------------------------------------------------------------------------------------------------------
   2,615,000   Sunnybrook EHC                                                    11.250     12/01/2014          2,791,408
---------------------------------------------------------------------------------------------------------------------------
     495,000   Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)           7.375     11/01/2008            500,351
---------------------------------------------------------------------------------------------------------------------------
   6,995,000   Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)           8.500     11/01/2031          7,177,150
---------------------------------------------------------------------------------------------------------------------------
   6,590,000   Syracuse Hsg. Authority (LRRHCF)                                   5.800     08/01/2037          7,033,046
---------------------------------------------------------------------------------------------------------------------------
     550,000   Syracuse Hsg. Authority (LRRHCF)                                   7.500     08/01/2010            557,161
---------------------------------------------------------------------------------------------------------------------------
   2,435,000   Syracuse Hsg. Authority (Pavilion on James)                        7.500     11/01/2042          2,434,927
---------------------------------------------------------------------------------------------------------------------------
     325,000   Syracuse IDA (Anoplate Corp.)                                      7.250     11/01/2007            328,790
---------------------------------------------------------------------------------------------------------------------------
   2,195,000   Syracuse IDA (Anoplate Corp.)                                      8.000     11/01/2022          2,248,602
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Syracuse IDA (Crouse Irving Health Hospital) a                     5.375     01/01/2023            513,610
---------------------------------------------------------------------------------------------------------------------------
  24,795,000   Syracuse IDA (James Square)                                        0.000 z   08/01/2025          5,908,401
---------------------------------------------------------------------------------------------------------------------------
     725,000   Syracuse IDA (Jewish Home of Central NY)                           7.375     03/01/2021            754,065
---------------------------------------------------------------------------------------------------------------------------
   2,050,000   Syracuse IDA (Jewish Home of Central NY)                           7.375     03/01/2031          2,117,015




                         31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 8,085,000   Syracuse IDA (Spectrum Medsystems Corp.) a,b,d                     8.500%    11/01/2010      $   6,023,325
---------------------------------------------------------------------------------------------------------------------------
     100,000   34th Street BID (34th Street Partnership)                          5.500     01/01/2023            102,102
---------------------------------------------------------------------------------------------------------------------------
   3,750,000   Tompkins County IDA (Ithacare Center)                              6.200     02/01/2037          4,224,675
---------------------------------------------------------------------------------------------------------------------------
   2,790,000   Tompkins County IDA (Kendall at Ithaca)                            7.875     06/01/2015          2,858,829
---------------------------------------------------------------------------------------------------------------------------
   5,760,000   Tompkins County IDA (Kendall at Ithaca)                            7.875     06/01/2024          5,901,581
---------------------------------------------------------------------------------------------------------------------------
     155,000   Tompkins Healthcare Corp. (Reconstruction Home)                   10.800     02/01/2007            178,839
---------------------------------------------------------------------------------------------------------------------------
      75,000   Tompkins Healthcare Corp. (Reconstruction Home)                   10.800     02/01/2028             87,646
---------------------------------------------------------------------------------------------------------------------------
     690,000   Tonawanda SCHC                                                     6.500     12/01/2010            687,005
---------------------------------------------------------------------------------------------------------------------------
 114,050,000   Triborough Bridge & Tunnel Authority                               5.000     01/01/2032        115,244,104
---------------------------------------------------------------------------------------------------------------------------
  20,680,000   Triborough Bridge & Tunnel Authority                               5.000     11/15/2032         20,911,823
---------------------------------------------------------------------------------------------------------------------------
  10,050,000   Triborough Bridge & Tunnel Authority                               5.125     01/01/2031         10,231,302
---------------------------------------------------------------------------------------------------------------------------
   4,190,000   Triborough Bridge & Tunnel Authority RITES a                      13.889 f   01/01/2032          4,389,863
---------------------------------------------------------------------------------------------------------------------------
   8,265,000   Triborough Bridge & Tunnel Authority RITES a                      13.785 f   01/01/2027          8,707,508
---------------------------------------------------------------------------------------------------------------------------
  12,875,000   TSASC, Inc. (TFABs)                                                5.750     07/15/2032         12,926,243
---------------------------------------------------------------------------------------------------------------------------
  23,250,000   TSASC, Inc. (TFABs)                                                6.250     07/15/2034         24,335,543
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   TSASC, Inc. (TFABs)                                                6.375     07/15/2039          4,217,280
---------------------------------------------------------------------------------------------------------------------------
  11,970,000   TSASC, Inc. (TFABs) RITES a                                       18.353 f   07/15/2034         14,571,081
---------------------------------------------------------------------------------------------------------------------------
  30,875,000   TSASC, Inc. (TFABs) RITES a                                       18.853 f   07/15/2039         36,641,215
---------------------------------------------------------------------------------------------------------------------------
      50,000   Tupper Lake HDC                                                    8.125     10/01/2010             50,361
---------------------------------------------------------------------------------------------------------------------------
     995,000   UCP/HCA of Chemung County                                          6.600     08/01/2022          1,161,812
---------------------------------------------------------------------------------------------------------------------------
     725,000   Ulster County IDA (Benedictine Hospital)                           6.400     06/01/2014            673,924
---------------------------------------------------------------------------------------------------------------------------
   1,945,000   Ulster County IDA (Benedictine Hospital)                           6.450     06/01/2024          1,697,188
---------------------------------------------------------------------------------------------------------------------------
   1,915,000   Ulster County IDA (Brooklyn Bottling)                              8.600     06/30/2022          1,956,785
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   Ulster County IDA (Kingston Hospital)                              5.650     11/15/2024          4,045,600
---------------------------------------------------------------------------------------------------------------------------
   1,465,000   Ulster County IDA (Mid-Hudson Family Health Services)              5.350     07/01/2023          1,510,693
---------------------------------------------------------------------------------------------------------------------------
   2,250,000   Ulster County Res Rec                                              6.000     03/01/2014          2,307,218
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Ulster County Tobacco Asset Securitization Corp.                   0.000 v   06/01/2025          1,940,660
---------------------------------------------------------------------------------------------------------------------------
   1,635,000   Ulster County Tobacco Asset Securitization Corp.                   0.000 v   06/01/2040          1,117,882
---------------------------------------------------------------------------------------------------------------------------
     815,000   Ulster County Tobacco Asset Securitization Corp.                   6.000     06/01/2040            840,061
---------------------------------------------------------------------------------------------------------------------------
   2,470,000   Union Hsg. Authority (Methodist Homes)                             7.625     11/01/2016          2,566,182
---------------------------------------------------------------------------------------------------------------------------
   2,010,000   Union Hsg. Authority (Methodist Homes)                             8.500     04/01/2012          2,079,687
---------------------------------------------------------------------------------------------------------------------------
     795,000   United Nations Devel. Corp., Series B                              5.500     07/01/2017            795,429
---------------------------------------------------------------------------------------------------------------------------
  20,280,000   United Nations Devel. Corp., Series B                              5.600     07/01/2026         20,289,937
---------------------------------------------------------------------------------------------------------------------------
  17,150,000   United Nations Devel. Corp., Series C                              5.600     07/01/2026         17,154,288
---------------------------------------------------------------------------------------------------------------------------
     500,000   Utica GO                                                           6.100     01/15/2013            553,430
---------------------------------------------------------------------------------------------------------------------------
     500,000   Utica GO                                                           6.200     01/15/2014            552,845
---------------------------------------------------------------------------------------------------------------------------
     500,000   Utica GO                                                           6.250     01/15/2015            551,640
---------------------------------------------------------------------------------------------------------------------------
   3,550,000   Utica IDA (Utica College Civic Facility)                           6.850     12/01/2031          3,591,855
---------------------------------------------------------------------------------------------------------------------------
     950,000   Vigilant EHL (Thomaston Volunteer Fire Dept.)                      7.500     11/01/2012            962,892
---------------------------------------------------------------------------------------------------------------------------
   8,440,000   Warren & Washington Counties IDA (Adirondack Res Rec)              8.000     12/15/2012          7,650,776
---------------------------------------------------------------------------------------------------------------------------
   8,645,000   Warren & Washington Counties IDA (Adirondack Res Rec)              8.200     12/15/2010          8,024,375
---------------------------------------------------------------------------------------------------------------------------
   8,965,000   Warren & Washington Counties IDA (Adirondack Res Rec)              8.200     12/15/2010          8,337,898
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2003            100,314
---------------------------------------------------------------------------------------------------------------------------
      95,000   Watervliet EHC                                                     8.000     11/15/2004             95,307
---------------------------------------------------------------------------------------------------------------------------
      95,000   Watervliet EHC                                                     8.000     11/15/2005             95,235
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2006            100,247




                         32 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   100,000   Watervliet EHC                                                     8.000%    11/15/2007      $     100,242
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2008            100,242
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2009            100,242
---------------------------------------------------------------------------------------------------------------------------
      90,000   Wayne County IDA (ARC)                                             7.250     03/01/2003             90,004
---------------------------------------------------------------------------------------------------------------------------
   2,925,000   Wayne County IDA (ARC)                                             8.375     03/01/2018          2,989,058
---------------------------------------------------------------------------------------------------------------------------
   7,195,000   Westchester County IDA (Ardsley Hsg.)                              7.900     11/01/2044          7,078,153
---------------------------------------------------------------------------------------------------------------------------
   3,145,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          3,174,060
---------------------------------------------------------------------------------------------------------------------------
   6,330,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          6,388,489
---------------------------------------------------------------------------------------------------------------------------
  10,295,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044         10,390,126
---------------------------------------------------------------------------------------------------------------------------
   6,625,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          6,686,215
---------------------------------------------------------------------------------------------------------------------------
   6,860,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          6,923,386
---------------------------------------------------------------------------------------------------------------------------
   3,735,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          3,769,511
---------------------------------------------------------------------------------------------------------------------------
   5,815,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          5,868,731
---------------------------------------------------------------------------------------------------------------------------
   1,870,000   Westchester County IDA (Beth Abraham Hospital)                     8.375     12/01/2025          1,988,708
---------------------------------------------------------------------------------------------------------------------------
   4,720,000   Westchester County IDA (Childrens Village)                         6.000     06/01/2022          4,700,978
---------------------------------------------------------------------------------------------------------------------------
   1,101,600   Westchester County IDA (Clearview School)                          9.375     01/01/2021          1,153,915
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Westchester County IDA (Hebrew Hospital Senior Hsg.)               7.375     07/01/2030          2,032,160
---------------------------------------------------------------------------------------------------------------------------
   2,220,000   Westchester County IDA (JBFS)                                      6.750     12/15/2012          2,241,578
---------------------------------------------------------------------------------------------------------------------------
   1,560,000   Westchester County IDA (JDAM)                                      6.750     04/01/2016          1,652,882
---------------------------------------------------------------------------------------------------------------------------
   3,250,000   Westchester County IDA (Lawrence Hospital)                         5.000     01/01/2028          3,007,810
---------------------------------------------------------------------------------------------------------------------------
     800,000   Westchester County IDA (Lawrence Hospital)                         5.125     01/01/2018            800,000
---------------------------------------------------------------------------------------------------------------------------
   1,275,000   Westchester County IDA (Living Independently for the Elderly)      5.375     08/20/2021          1,339,235
---------------------------------------------------------------------------------------------------------------------------
   3,035,000   Westchester County IDA (Living Independently for the Elderly)      5.400     08/20/2032          3,148,964
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   Westchester County IDA (Rippowam-Cisqua School)                    5.750     06/01/2029          1,739,151
---------------------------------------------------------------------------------------------------------------------------
      85,000   Westchester County IDA (Westchester Airport)                       5.950     08/01/2024             85,969
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Westchester County IDA (Winward School)                            5.250     10/01/2031          2,551,650
---------------------------------------------------------------------------------------------------------------------------
  76,375,000   Westchester County Tobacco Asset Securitization Corp.              0.000 v   07/15/2039         59,619,089
---------------------------------------------------------------------------------------------------------------------------
  24,110,000   Westchester County Tobacco Asset Securitization Corp.              6.750     07/15/2029         26,209,981
---------------------------------------------------------------------------------------------------------------------------
   1,635,000   Yates County IDA (Keuka College)                                   8.750     08/01/2015          1,749,597
---------------------------------------------------------------------------------------------------------------------------
     815,000   Yates County IDA (Keuka College)                                   9.000     08/01/2011            832,702
---------------------------------------------------------------------------------------------------------------------------
   3,825,000   Yates County IDA (SSMH)                                            5.650     02/01/2039          4,045,129
---------------------------------------------------------------------------------------------------------------------------
  15,175,000   Yonkers IDA (Community Devel. Properties)                          6.625     02/01/2026         16,245,445
---------------------------------------------------------------------------------------------------------------------------
   4,685,000   Yonkers IDA (Hudson Scenic Studio)                                 6.625     11/01/2019          4,335,686
---------------------------------------------------------------------------------------------------------------------------
   1,590,000   Yonkers IDA (Philipsburgh Hall Associates)                         7.500     11/01/2030          1,614,025
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Yonkers IDA (St. John's Riverside Hospital)                        7.125     07/01/2031          2,516,775
---------------------------------------------------------------------------------------------------------------------------
     205,000   Yonkers IDA (St. Joseph's Hospital)                                7.500     12/30/2003            206,130
---------------------------------------------------------------------------------------------------------------------------
   3,270,000   Yonkers IDA (St. Joseph's Hospital)                                8.500     12/30/2013          3,400,342
---------------------------------------------------------------------------------------------------------------------------
   2,200,000   Yonkers IDA (St. Joseph's Hospital), Series 98-A                   6.150     03/01/2015          1,768,580
---------------------------------------------------------------------------------------------------------------------------
   2,100,000   Yonkers IDA (St. Joseph's Hospital), Series 98-B                   6.150     03/01/2015          1,688,190
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Yonkers IDA (St. Joseph's Hospital), Series 98-C                   6.200     03/01/2020            766,140
---------------------------------------------------------------------------------------------------------------------------
      70,000   Yonkers IDA (Westchester School)                                   7.375     12/30/2003             70,271
---------------------------------------------------------------------------------------------------------------------------
   3,375,000   Yonkers IDA (Westchester School)                                   8.750     12/30/2023          3,570,379
---------------------------------------------------------------------------------------------------------------------------
     800,000   Yonkers Parking Authority                                          6.000     06/15/2018            836,360
---------------------------------------------------------------------------------------------------------------------------
   1,215,000   Yonkers Parking Authority                                          6.000     06/15/2024          1,247,756
---------------------------------------------------------------------------------------------------------------------------
     290,000   Yonkers Parking Authority                                          7.750     12/01/2004            300,054
                                                                                                          -----------------
                                                                                                            5,572,940,018




                         33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued


   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Other States--0.7%
 $22,085,000   Alliance Airport Authority, TX (American Airlines)                 7.500%    12/01/2029      $   9,517,973
---------------------------------------------------------------------------------------------------------------------------
  31,330,000   Dallas-Fort Worth, TX International Airport (American Airlines)    7.250     11/01/2030         13,181,784
---------------------------------------------------------------------------------------------------------------------------
  11,730,000   Lake Charles, LA Harbor & Terminal District Port Facilities
               (Duke Energy Corp.)                                                7.750     08/15/2022         12,264,888
---------------------------------------------------------------------------------------------------------------------------
   5,500,000   Richland County, SC Solid Waste (Union Camp Corp.)                 6.750     05/01/2022          5,606,535
---------------------------------------------------------------------------------------------------------------------------
   2,483,695   Robbins, IL Res Rec (Robbins Res Rec Partners) a                   7.250     10/15/2009          1,381,555
                                                                                                            ---------------
                                                                                                               41,952,735

---------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--8.8%
     500,001   American Samoa Power Authority                                     6.950     09/01/2003            514,435
---------------------------------------------------------------------------------------------------------------------------
     500,000   American Samoa Power Authority                                     7.000     09/01/2004            534,825
---------------------------------------------------------------------------------------------------------------------------
   4,225,000   Guam Airport Authority, Series A                                   6.500     10/01/2023          4,312,753
---------------------------------------------------------------------------------------------------------------------------
   3,675,000   Guam Airport Authority, Series B                                   6.600     10/01/2010          3,787,234
---------------------------------------------------------------------------------------------------------------------------
  65,750,000   Guam Airport Authority, Series B                                   6.700     10/01/2023         68,334,632
---------------------------------------------------------------------------------------------------------------------------
   2,480,000   Guam EDA (Royal Socio Apartments)                                  9.500     11/01/2018          2,495,748
---------------------------------------------------------------------------------------------------------------------------
     290,000   Guam Power Authority, Series A                                     5.250     10/01/2023            286,186
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Guam Power Authority, Series A                                     5.250     10/01/2034         19,423,800
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Northern Mariana Islands, Series A                                 6.000     06/01/2020          1,059,700
---------------------------------------------------------------------------------------------------------------------------
   4,790,000   Northern Mariana Islands, Series A                                 6.250     03/15/2028          4,881,681
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Northern Mariana Islands, Series A                                 6.600     03/15/2028         21,177,600
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Northern Mariana Islands, Series A                                 7.375     06/01/2030         10,246,900
---------------------------------------------------------------------------------------------------------------------------
     234,231   Puerto Rico Dept. of Corrections Equipment Lease a,d               8.000     04/17/2003            234,154
---------------------------------------------------------------------------------------------------------------------------
     450,129   Puerto Rico Family Dept. Furniture Lease a,d                       8.000     08/18/2003            450,444
---------------------------------------------------------------------------------------------------------------------------
   1,800,989   Puerto Rico Family Dept. Furniture Lease a,d                      12.725     08/12/2003          1,831,786
---------------------------------------------------------------------------------------------------------------------------
     750,000   Puerto Rico HBFA                                                   6.250     04/01/2029            783,720
---------------------------------------------------------------------------------------------------------------------------
   2,900,340   Puerto Rico Health Dept. Computer Lease a,d                        7.438     03/26/2003          2,895,642
---------------------------------------------------------------------------------------------------------------------------
   2,225,000   Puerto Rico HFC                                                    5.500     12/01/2023          2,322,321
---------------------------------------------------------------------------------------------------------------------------
      10,000   Puerto Rico HFC                                                    7.300     10/01/2006             10,032
---------------------------------------------------------------------------------------------------------------------------
     175,000   Puerto Rico HFC                                                    7.500     10/01/2015            175,525
---------------------------------------------------------------------------------------------------------------------------
   4,315,000   Puerto Rico HFC                                                    7.500     04/01/2022          4,432,584
---------------------------------------------------------------------------------------------------------------------------
     185,000   Puerto Rico IMEPCF (Instituto Medico)                              9.500     04/01/2003            185,342
---------------------------------------------------------------------------------------------------------------------------
     155,979   Puerto Rico Industrial Commission Computer Lease a                 8.000     03/26/2003            155,837
---------------------------------------------------------------------------------------------------------------------------
     905,000   Puerto Rico Infrastructure                                         7.500     07/01/2009            924,186
---------------------------------------------------------------------------------------------------------------------------
     335,000   Puerto Rico Infrastructure                                         7.750     07/01/2008            342,203
---------------------------------------------------------------------------------------------------------------------------
      60,000   Puerto Rico Infrastructure                                         7.900     07/01/2007             61,458
---------------------------------------------------------------------------------------------------------------------------
   1,080,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.375     02/01/2019          1,110,586
---------------------------------------------------------------------------------------------------------------------------
   1,575,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.375     12/01/2021          1,612,832
---------------------------------------------------------------------------------------------------------------------------
   5,750,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.375     02/01/2029          5,775,875
---------------------------------------------------------------------------------------------------------------------------
   2,750,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.500     12/01/2031          2,793,863
---------------------------------------------------------------------------------------------------------------------------
  42,800,000   Puerto Rico ITEMECF (Congeneration Facilities)                     6.625     06/01/2026         44,430,252
---------------------------------------------------------------------------------------------------------------------------
   3,685,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   5.625     07/01/2017          3,280,387
---------------------------------------------------------------------------------------------------------------------------
     985,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   5.625     07/01/2027            819,382
---------------------------------------------------------------------------------------------------------------------------
   8,735,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   6.500     07/01/2018          8,461,944
---------------------------------------------------------------------------------------------------------------------------
  12,340,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   6.500     07/01/2026         11,593,060
---------------------------------------------------------------------------------------------------------------------------
     375,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)        5.500     08/01/2024            361,230
---------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)        5.700     08/01/2013             35,707



                         34 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions Continued
 $   920,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)        6.500%    08/01/2024      $     954,932
---------------------------------------------------------------------------------------------------------------------------
     750,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                      6.400     05/01/2009            773,543
---------------------------------------------------------------------------------------------------------------------------
   2,450,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                      6.600     05/01/2014          2,486,995
---------------------------------------------------------------------------------------------------------------------------
   5,250,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                      6.700     05/01/2024          5,272,628
---------------------------------------------------------------------------------------------------------------------------
   7,000,000   Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)        5.750     06/01/2029          6,095,740
---------------------------------------------------------------------------------------------------------------------------
     500,000   Puerto Rico ITEMECF (University of the Sacred Heart)               5.250     09/01/2021            513,090
---------------------------------------------------------------------------------------------------------------------------
   8,000,000   Puerto Rico ITEMECF (University of the Sacred Heart)               5.250     09/01/2031          8,096,640
---------------------------------------------------------------------------------------------------------------------------
      91,649   Puerto Rico Medical Services Equipment Lease a,d                   7.300     02/27/2003             91,585
---------------------------------------------------------------------------------------------------------------------------
      94,199   Puerto Rico Medical Services Ventilator Lease a,d                  7.500     04/01/2003             94,136
---------------------------------------------------------------------------------------------------------------------------
  12,470,000   Puerto Rico Port Authority (American Airlines), Series A           6.300     06/01/2023          6,120,401
---------------------------------------------------------------------------------------------------------------------------
   6,628,464   Puerto Rico Public Buildings Authority Computer Lease a            6.528     05/01/2004          6,586,108
---------------------------------------------------------------------------------------------------------------------------
 182,410,000   Puerto Rico Public Finance Corp., Series E                         5.500     08/01/2029        192,745,351
---------------------------------------------------------------------------------------------------------------------------
     870,874   Puerto Rico Rio Grande Computer Lease a,b,d                        0.000 z   09/02/2003            330,932
---------------------------------------------------------------------------------------------------------------------------
   2,247,808   Puerto Rico Rio Grande Equipment Lease a,b,d                       0.000 z   10/13/2003          1,949,973
---------------------------------------------------------------------------------------------------------------------------
     142,664   Puerto Rico Rio Grande Vehicle Lease a,b,d                         0.000 z   01/23/2003             54,926
---------------------------------------------------------------------------------------------------------------------------
     307,659   Puerto Rico San Sebastian Garage Lease a,d                        10.000     09/16/2005            317,867
---------------------------------------------------------------------------------------------------------------------------
      99,246   Puerto Rico State Courts Vehicle Lease a,d                         8.000     03/26/2003             99,218
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   University of V.I.                                                 6.250     12/01/2029          2,146,000
---------------------------------------------------------------------------------------------------------------------------
     530,000   University of V.I.                                                 7.250     10/01/2004 p          584,277
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   V.I. Government Refinery Facilities (Hovensa Coker)                6.500     07/01/2021          1,263,725
---------------------------------------------------------------------------------------------------------------------------
      50,000   V.I. Hsg. Finance Authority                                        6.450     03/01/2016             51,967
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   V.I. Public Finance Authority                                      5.500     10/01/2018          1,021,090
---------------------------------------------------------------------------------------------------------------------------
  16,220,000   V.I. Public Finance Authority                                      5.500     10/01/2022         16,325,268
---------------------------------------------------------------------------------------------------------------------------
      50,000   V.I. Public Finance Authority                                      5.625     10/01/2025             51,482
---------------------------------------------------------------------------------------------------------------------------
     505,000   V.I. Public Finance Authority                                      7.125     10/01/2004 p          538,911
---------------------------------------------------------------------------------------------------------------------------
  27,733,000   V.I. Public Finance Authority (Hovensa Coker)                      6.500     07/01/2021         28,037,508
---------------------------------------------------------------------------------------------------------------------------
   7,295,000   V.I. Public Finance Authority Computer Lease a                     6.250     01/01/2005          7,599,639
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   V.I. Public Finance Authority, Series A                            5.625     10/01/2025          7,588,425
---------------------------------------------------------------------------------------------------------------------------
   3,830,000   V.I. Public Finance Authority, Series E                            6.000     10/01/2022          3,894,765
---------------------------------------------------------------------------------------------------------------------------
   1,575,000   V.I. Water & Power Authority                                       5.300     07/01/2018          1,576,827
---------------------------------------------------------------------------------------------------------------------------
   3,515,000   V.I. Water & Power Authority                                       5.300     07/01/2021          3,445,614
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   V.I. Water & Power Authority                                       5.500     07/01/2017          2,520,625
                                                                                                           ----------------
                                                                                                              541,366,034

---------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $6,240,905,060)--100.5%                                                  6,156,258,787
---------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets--(0.5%)                                                                (32,092,421)
                                                                                                           ----------------
 Net Assets--100.0%                                                                                        $6,124,166,366
                                                                                                           ================






                         35 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued




Footnotes to Statements of Investments
a. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
b. Non-income-accruing security.
d. Issuer is in default.
f. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
p. This issue has been prerefunded to an earlier date.
v. Represents the current interest rate for a variable or increasing rate security.
w. When-issued security to be delivered and settled after December 31, 2002.
z. Represents a zero coupon bond.
See accompanying Notes to Financial Statements.

To simplify the listing of securities, abbreviations are used per the table below:
ACDS     Association for Children with Down Syndrome
ACLD     Adults and Children with Learning and Developmental Disabilities
ADD      Aid to the Developmentally Disabled
ALIA     Alliance of Long Island Agencies
ARC      Association of Retarded Citizens
ASMF     Amsterdam Sludge Management Facility
BID      Business Improvement District
CAB      Capital Appreciation Bond
CARS     Complimentary Auction Rate Security
CCSSVD   Central Council of the Society of St. Vincent dePaul
CFGA     Child and Family Guidance Association
CNGCS    Central Nassau Guidance and Counseling Services
COP      Certificates of Participation
CSD      Central School District
CSMR     Community Services for the Mentally Retarded
Con Ed   Consolidated Edison Company
DA       Dormitory Authority
DDI      Developmental Disabilities Institute
DIAMONDS Direct Investment of Accrued Municipals
EDA      Economic Development Authority
EFC      Environmental Facilities Corporation
EHC      Elderly Housing Corporation
EHL      Engine Hook and Ladder
ERDA     Energy Research and Development Authority
FHA      Federal Housing Authority
FREE     Family Residences and Essential Enterprises
GJSR     Gurwin Jewish Senior Residences
GO       General Obligation
HBFA     Housing Bank and Finance Agency
HDC      Housing Development Corporation
HELP     Homeless Economic Loan Program
HFA      Housing Finance Agency
HFC      Housing Finance Corporation
HH       Harmony Heights, Inc.
HHS      Harmony Heights School
HJDOI    Hospital for Joint Diseases Orthopaedic Institute
IDA      Industrial Development Agency
IFA      Interim Finance Authority
IGHL     Independent Group Home for Living
IMEPCF   Industrial, Medical and Environmental Pollution Control Facilities
INFLOS   Inverse Floating Rate Securities
ITEMECF Industrial, Tourist, Educational, Medical and Environmental Community Facilities
IVRC     Inverse Variable Rate Certificate
JBFS     Jewish Board of Family Services
JCC      Jewish Community Center
JDAM     Julia Dyckman Andrus Memorial
LEVRRS   Leveraged Reverse Rate Security
LGAC     Local Government Assistance Corporation
LGSC     Local Government Services Corporation
L.I.     Long Island
LILCO    Long Island Lighting Corporation
LRRHCF   Loretto Rest Residential Health Care Facility
LVH      Little Village House
MCH      Maryhaven Center of Hope
MSH      Mount Sinai Hospital
MTA      Metropolitan Transportation Authority
NH&HC    Nursing Home and Health Care
NIMO     Niagara Mohawk Power Corporation
NYC      New York City
NYS      New York State
NYSEG    New York State Electric and Gas
NYU      New York University
OBPWC    Ocean Bay Park Water Corporation
PRFF     Puerto Rican Family Foundation
RG&E     Rochester Gas and Electric
RIBS     Residual Interest Bonds
RIT      Rochester Institute of Technology
RITES    Residual Interest Tax Exempt Security
Res Rec  Resource Recovery Facility
SCCC     Sullivan County Community College
SCHC     Senior Citizen Housing Corporation
SCSB     Schuyler Community Services Board
SLCD     School for Language and Communication Development
SMCFS    St. Mary's Children and Family Services
SONYMA   State of New York Mortgage Agency
SSMH     Soldiers and Sailors Memorial Hospital
SUNY     State University of New York
SWMA     Solid Waste Management Authority
TASC     Tobacco Settlement Asset-Backed Bonds
TFA      Transitional Finance Authority
TFABs    Tobacco Flexible Amortization Bonds
UCPAGS   United Cerebral Palsy Association of Greater Suffolk
UCP/HCA  United Cerebral Palsy and Handicapped Children's Association
UDC      Urban Development Corporation
V.I.     United States Virgin Islands
WORCA    Working Organization for Retarded Children and Adults
WWH      Wyandach/Wheatley Heights
YMCA     Young Men's Christian Association





                         36 | ROCHESTER FUND MUNICIPALS

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                              Market Value    Percent
------------------------------------------------------------------------------
Hospital/Health Care                            $      726,704,340       11.8%
Electric Utilities                                     645,807,414       10.5
Tobacco                                                640,383,171       10.4
Highways/Railways                                      476,213,074        7.7
Airlines                                               406,832,827        6.6
Adult Living Facilities                                354,607,090        5.8
Multifamily Housing                                    341,385,748        5.5
Water Utilities                                        268,668,879        4.4
Not-for-Profit Organization                            253,071,566        4.1
Sales Tax Revenue                                      251,216,283        4.1
Higher Education                                       247,339,231        4.0
General Obligation                                     244,994,964        4.0
Municipal Leases                                       191,251,231        3.1
Paper, Containers & Packaging                          173,752,246        2.8
Marine/Aviation Facilities                             155,356,755        2.5
Resource Recovery                                      155,231,449        2.5
Single Family Housing                                  126,512,239        2.1
Manufacturing, Non-Durable Goods                       120,066,393        1.9
Manufacturing, Durable Goods                           115,973,138        1.9
Education                                              105,403,807        1.7
Special Assessment                                      40,750,600        0.7
Pollution Control                                       37,687,247        0.6
Gas Utilities                                           31,080,843        0.5
Parking Fee Revenue                                     29,900,734        0.5
Hotels, Restaurants &Leisure                            16,067,518        0.3
                                                    --------------------------
Total                                               $6,156,258,787      100.0%
                                                    ==========================


----------------------------------------------------------------
Summary of Ratings  December 31, 2002 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                 Percent
---------------------------------------------------------------
AAA                                                       10.4%
AA                                                        19.0
A                                                         22.4
BBB                                                       24.6
BB                                                         6.9
B                                                          0.9
CCC                                                        0.0
D                                                          0.0
Not Rated                                                 15.8
                                                         ------
                                                         100.0%
                                                         ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category.As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.


                         37 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002


-------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $6,240,905,060)--see accompanying statement                                   $6,156,258,787
-------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           1,324,348
-------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                                     115,350,153
Investments sold                                                                                              10,163,021
Shares of beneficial interest sold                                                                             7,937,836
Other                                                                                                             80,842
                                                                                                          --------------
Total assets                                                                                               6,291,114,987

-------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or forward commitment basis                                            80,518,393
Notes payable to bank (interest rate 1.9375% at December 31, 2002)                                            70,400,000
Shares of beneficial interest redeemed                                                                        11,736,947
Distribution and service plan fees                                                                             2,801,569
Trustees' compensation                                                                                           869,557
Shareholder reports                                                                                              249,228
Transfer and shareholder servicing agent fees                                                                    118,032
Other                                                                                                            254,895
                                                                                                          --------------
Total liabilities                                                                                            166,948,621

-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                $6,124,166,366
                                                                                                          ==============

-------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                           $6,313,580,543
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                           11,733,215
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                    (116,501,119)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                   (84,646,273)
                                                                                                          --------------
Net Assets                                                                                                $6,124,166,366
                                                                                                          ==============

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,299,023,654 and
247,398,516 shares of beneficial interest outstanding)                                                            $17.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                   $18.25
-------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,341,921,104 and 77,281,122 shares of beneficial interest outstanding)  $17.36
-------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
price per share (based on net assets of $471,146,910 and 27,143,556 shares of beneficial interest outstanding)    $17.36
-------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $12,074,698 and
694,944 shares of beneficial interest outstanding)                                                                $17.38



See accompanying Notes to Financial Statements.




                         38 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                                    $416,992,141

-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                               28,013,299
-------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                        6,358,728
Class B                                                                                                       12,746,691
Class C                                                                                                        4,596,060
-------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                        1,820,984
Class B                                                                                                          669,168
Class C                                                                                                          230,512
Class Y                                                                                                           10,383
-------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                        1,814,185
-------------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                                 753,887
-------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                              509,343
-------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                      356,553
-------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                           228,673
-------------------------------------------------------------------------------------------------------------------------
Other                                                                                                            463,373
                                                                                                            -------------
Total expenses                                                                                                58,571,839
Less reduction to custodian expenses                                                                             (32,946)
                                                                                                            -------------
Net expenses                                                                                                  58,538,893

-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                        358,453,248

-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain on investments                                                                               4,858,580
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                         (67,362,355)
                                                                                                            -------------
Net realized and unrealized loss                                                                             (62,503,775)

-------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                        $295,949,473
                                                                                                            =============



See accompanying Notes to Financial Statements.


                         39 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                                            2002             2001
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $  358,453,248   $  301,995,430
-------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                             4,858,580        6,259,805
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                       (67,362,355)     (72,326,254)
                                                                                         --------------------------------
Net increase in net assets resulting from operations                                        295,949,473      235,928,981

-------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                    (262,145,612)    (227,307,655)
Class B                                                                                     (66,778,356)     (49,388,897)
Class C                                                                                     (24,126,061)     (17,568,908)
Class Y                                                                                        (758,014)        (737,793)

-------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                     266,560,700      577,995,182
Class B                                                                                     197,188,318      367,588,703
Class C                                                                                      47,416,054      174,807,039
Class Y                                                                                              --        1,572,367

-------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                              453,306,502    1,062,889,019
-------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       5,670,859,864    4,607,970,845
                                                                                         --------------------------------
End of period [including undistributed net investment income
of $11,733,215 and $7,088,010, respectively]                                             $6,124,166,366   $5,670,859,864
                                                                                         ================================



See accompanying Notes to Financial Statements.


                         40 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS


Class A        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.52      $ 17.67     $ 16.78       $ 18.81    $ 18.67
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                1.08         1.06        1.04          1.04       1.04
Net realized and unrealized gain (loss)                              (.15)        (.17)        .89         (2.03)       .15
                                                                   ---------------------------------------------------------
Total from investment operations                                      .93          .89        1.93          (.99)      1.19
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (1.07)       (1.04)      (1.04)        (1.04)     (1.04)
Undistributed net investment income                                    --           --          --            --       (.01)
                                                                   ---------------------------------------------------------
Total dividends and/or distributions to shareholders                (1.07)       (1.04)      (1.04)        (1.04)     (1.05)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.38       $17.52      $17.67        $16.78     $18.81
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   5.46%        5.14%      11.93%        (5.51)%     6.52%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                            $4,299       $4,073      $3,536        $3,288     $3,435
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                   $4,292       $3,893      $3,341        $3,559     $3,161
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                6.18%        5.97%       6.07%         5.78%      5.50%
Expenses                                                             0.72%        0.72%       0.78%         0.77%      0.78% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  0.71%        0.70%       0.74%         0.73%      0.75%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


                         41 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued


Class B        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.51      $ 17.66     $ 16.77       $ 18.79    $ 18.65
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .93          .91         .89           .89        .89
Net realized and unrealized gain (loss)                              (.16)        (.17)        .90         (2.03)       .14
                                                                  ----------------------------------------------------------
Total from investment operations                                      .77          .74        1.79         (1.14)      1.03
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.92)        (.89)       (.90)         (.88)      (.89)
Undistributed net investment income                                    --           --          --            --         --
                                                                  ----------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.92)        (.89)       (.90)         (.88)      (.89)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.36       $17.51      $17.66        $16.77     $18.79
                                                                  ==========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   4.50%        4.25%      10.98%        (6.27)%     5.61%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                            $1,342       $1,157        $803          $673       $494
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                   $1,275       $  997        $711          $635       $329
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                5.32%        5.10%       5.19%         4.91%      4.57%
Expenses                                                             1.58%        1.58%       1.65%         1.64%      1.64% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  1.57%        1.56%       1.60%         1.59%      1.61%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


                         42 | ROCHESTER FUND MUNICIPALS

Class C        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.50      $ 17.66     $ 16.76       $ 18.79    $ 18.66
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .93          .91         .89           .89        .89
Net realized and unrealized gain (loss)                              (.15)        (.18)        .91         (2.04)       .13
                                                                   ---------------------------------------------------------
Total from investment operations                                      .78          .73        1.80         (1.15)      1.02
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.92)        (.89)       (.90)         (.88)      (.89)
Undistributed net investment income                                    --           --          --            --         --
                                                                   ---------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.92)        (.89)       (.90)         (.88)      (.89)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.36       $17.50      $17.66        $16.76     $18.79
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   4.57%        4.19%      11.06%        (6.32)%     5.56%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                              $471         $429        $259          $220       $174
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                     $460         $356        $225          $221       $111
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                5.32%        5.09%       5.20%         4.92%      4.57%
Expenses                                                             1.58%        1.57%       1.63%         1.63%      1.63% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  1.57%        1.55%       1.59%         1.58%      1.59%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.



                         43 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

Class Y        Year Ended December 31,                                                        2002          2001       2000 1
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                       $ 17.52       $ 17.67    $ 16.88
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                         1.10          1.08        .70
Net realized and unrealized gain (loss)                                                       (.15)         (.17)       .78
                                                                                           -----------------------------------
Total from investment operations                                                               .95           .91       1.48
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                         (1.09)        (1.06)      (.69)
Undistributed net investment income                                                             --            --         --
                                                                                           -----------------------------------
Total dividends and/or distributions to shareholders                                         (1.09)        (1.06)      (.69)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $17.38        $17.52     $17.67
                                                                                           ===================================

------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                                            5.57%         5.25%      8.97%

------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                                                        $12           $12        $11
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                               $12           $12        $10
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                                         6.30%         6.08%      6.07%
Expenses                                                                                      0.62%         0.62%      0.68%
Expenses, net of interest expense and reduction to custodian expense 4                        0.61%         0.60%      0.64%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                         29%           11%        26%



1. For the period from April 28, 2000 (inception of offering) to December 31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.


                         44 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the
Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments or forward commitments of $80,518,393.
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $619,108,995 as of December 31, 2002. Including the effect of leverage, inverse floaters represent 19.88% of the Fund's total assets as of December 31, 2002.




                         45 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $38,257,210, representing 0.62% of the Fund's net assets, were in default.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2003         $ 10,726,285
                              2004            3,560,645
                              2005            5,760,047
                              2006            4,332,921
                              2007           41,458,446
                              2008           48,591,026
                                           ------------
                              Total        $114,429,370
                                           ============

During the fiscal year ended December 31, 2002, the Fund utilized $4,773,145 of capital loss carryforward to offset capital gains realized in the current fiscal year.
     During the fiscal year ended December 31, 2002, $32,923,254 of unused capital loss carryforward expired.
--------------------------------------------------------------------------------
Trustees' Compensation. In June 1998, the Fund adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2002, the Fund's projected benefit obligations were increased by $85,802 and payments of $14,819 were made to retired trustees, resulting in an accumulated liability of $589,078 as of December 31, 2002.
     In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2002, payments of $67,500 were made to retired trustees. As of December 31, 2002, the Fund had recognized an accumulated liability of $246,375.


                         46 | ROCHESTER FUND MUNICIPALS

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $32,923,254. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                        Year Ended               Year Ended
                                                 December 31, 2002        December 31, 2001
                 --------------------------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends            $353,808,043             $295,003,253
                 Long-term capital gain                         --                       --
                 Return of capital                              --                       --
                                                      -------------------------------------
                 Total                                $353,808,043             $295,003,253
                                                      =====================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income      $  11,733,215
                 Accumulated net realized loss             (116,501,119)
                 Net unrealized depreciation                (84,646,273)
                                                          -------------
                 Total                                    $(189,414,177)
                                                          =============

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                         47 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31, 2002          Year Ended December 31, 2001
                                                           Shares            Amount              Shares            Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                                   46,250,617      $812,053,894          53,000,765      $943,692,565
Dividends and/or distributions reinvested               8,272,468       144,484,462           6,676,206       118,599,440
Redeemed                                              (39,608,309)     (689,977,656)        (27,245,218)     (484,296,823)
                                                     ---------------------------------------------------------------------
Net increase                                           14,914,776      $266,560,700          32,431,753      $577,995,182
                                                     ======================================================================

--------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                                   18,018,394      $316,028,022          23,916,274      $425,551,014
Dividends and/or distributions reinvested               2,312,130        40,363,248           1,656,577        29,408,447
Redeemed                                               (9,146,731)     (159,202,952)         (4,914,828)      (87,370,758)
                                                     ---------------------------------------------------------------------
Net increase                                           11,183,793      $197,188,318          20,658,023      $367,588,703
                                                     ======================================================================

---------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                    8,867,195      $155,513,477          11,747,789      $209,106,320
Dividends and/or distributions reinvested                 915,923        15,983,379             649,451        11,524,802
Redeemed                                               (7,127,719)     (124,080,802)         (2,582,206)      (45,824,083)
                                                     ---------------------------------------------------------------------
Net increase                                            2,655,399      $ 47,416,054           9,815,034      $174,807,039
                                                     ======================================================================

--------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                                           --      $         --              88,634      $  1,572,367
Dividends and/or distributions reinvested                      --                --                  --                --
Redeemed                                                       --                --                  --                --
                                                     ---------------------------------------------------------------------
Net increase                                                   --      $         --              88,634      $  1,572,367
                                                     ======================================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $2,215,417,766 and $1,762,621,169, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $6,242,976,807 was composed of:

                    Gross unrealized appreciation             $253,164,614
                    Gross unrealized depreciation             (339,882,634)
                                                              ------------
                    Net unrealized depreciation               $(86,718,020)
                                                              ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.



                         48 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets,
0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion.
-------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended, the Fund paid $1,814,185 to the Manager for accounting and pricing services.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                 Aggregate            Class A        Concessions         Concessions         Concessions
                                 Front-End          Front-End         on Class A          on Class B          on Class C
                             Sales Charges      Sales Charges             Shares              Shares              Shares
                                on Class A        Retained by        Advanced by         Advanced by         Advanced by
Year Ended                          Shares        Distributor      Distributor 1       Distributor 1       Distributor 1
------------------------------------------------------------------------------------------------------------------------
December 31, 2002              $15,818,044         $2,187,155         $2,632,657         $12,022,476          $1,480,192

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   Class A                               Class B                                 Class C
                       Contingent Deferred                   Contingent Deferred                     Contingent Deferred
                             Sales Charges                         Sales Charges                           Sales Charges
Year Ended         Retained by Distributor               Retained by Distributor                 Retained by Distributor
------------------------------------------------------------------------------------------------------------------------
December 31, 2002                 $163,987                            $3,268,897                                $134,035

--------------------------------------------------------------------------------
Class A Service Plan Fees. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $6,358,728, all of which were paid by the Distributor to recipients, and included $47,208 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                         49 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                                     Distributor's
                                                                Distributor's            Aggregate
                                                                    Aggregate         Unreimbursed
                                                                 Unreimbursed        Expenses as %
                    Total Payments      Amount Retained              Expenses        of Net Assets
                        Under Plan       by Distributor            Under Plan             of Class
---------------------------------------------------------------------------------------------------
 Class B Plan          $12,746,691          $10,362,970           $48,072,567                 3.58%
 Class C Plan            4,596,060            1,693,315             8,694,289                 1.85

--------------------------------------------------------------------------------
5. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was $664,091,621, which represents 10.84% of the Fund's net assets.

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $70,400,000 at December 31, 2002 at an interest rate of 1.9375%. For the year ended December 31, 2002, the average monthly loan balance was $30,942,467 at an average interest rate of 2.334%. The Fund had gross borrowings and gross loan repayments of $1,110,700,000 and $1,117,300,000, respectively, during the year ended December 31, 2002. The maximum amount of borrowings outstanding at any month-end was $75,700,000. The Fund paid $22,537 in commitment fees during the year ended December 31, 2002.


                         50 | ROCHESTER FUND MUNICIPALS

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Rochester Fund Municipals:
We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999, were audited by other auditors whose report dated January
24, 2000, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
January 23, 2003


                         51 | ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Trust during calendar year
2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 96.9% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (89.2%), Texas (1.3%), Pennsylvania (0.9%), Illinois (0.3%), Florida (0.2%), Kentucky (0.1%), Louisiana (0.1%), South Carolina (0.1%), Tennessee (0.1%), Puerto Rico (5.0%), Guam (1.5%), Virgin Islands (1.2%).
    During 2002, 29.8% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         52 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS


--------------------------------------------------------------------------------
Name, Position(s) Held with     Principal Occupation(s) During Past 5 Years;
Fund, Length of Service, Age    Other Trusteeships/Directorships Held by
                                Trustee; Number of Portfolios in Fund Complex
                                Currently Overseen by Trustee

INDEPENDENT                     The address of each Trustee in the chart below
TRUSTEES                        is 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Trustee serves for an
                                indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture
Chairman, Trustee               capital firm); former General Partner of Trivest
(since 1996)                    Venture Fund (private venture capital fund);
Age: 69                         former President of Investment Counseling
                                Federated Investors, Inc.; Trustee of Cash
                                Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC
                                Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona.
                                Oversees 10 portfolios in the OppenheimerFunds complex.

John Cannon,                    Director, Neuberger Berman Income Managers
Trustee (since 1996)            Trust, Neuberger & Berman Income Funds and
Age: 72                         Neuberger Berman Trust, (1995-present);
                                Neuberger Berman Equity Funds (November
                                2000-present); Trustee, Neuberger Berman Mutual
                                Funds (October 1994-present); formerly Chairman and Treasurer, CDC Associates, a registered investment adviser (December 1993-February
                                1996); Independent Consultant; Chief Investment
                                Officer, CDC Associates (1996-June 2000);
                                Consultant and director, CDC Associates
                                (December 1993-February 1999). Oversees 3 portfolios in the OppenheimerFunds complex.

Paul Y. Clinton,                Principal of Clinton Management Associates, a
Trustee (since 1996)            financial and venture capital consult- ing firm;
Age: 71                         Trustee of Capital Cash Management Trust, a
                                money-market fund and Narragansett Tax-Free
                                Fund, a tax-exempt bond fund; Director of OCC
                                Cash Reserves, Inc. and Trustee of OCC
                                Accumulation Trust, both of which are open-end investment companies. Formerly: Director,
                                External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management
                                Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland
                                Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.
                                Oversees 10 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer
Trustee (since 1996)            funds. Formerly Vice Chairman (October
Age: 69                         1995-December 1997) of the Manager. Oversees 41
                                portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila
Trustee (since 1996)            Management Corporation, the sponsoring
Age: 73                         organization and manager, administrator and/or
                                sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves
                                Trust, Aquila-Cascadia Equity Fund, Pacific
                                Capital Cash Assets Trust, Pacific Capital U.S.
                                Treasuries Cash Assets Trust, Pacific Capital
                                Tax-Free Cash Assets Trust, Prime Cash Fund,
                                Narragansett Insured Tax-Free Income Fund,
                                Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free
                                Trust of Oregon, Tax-Free Trust of Arizona,
                                Hawaiian Tax-Free Trust, and Aquila Rocky
                                Mountain Equity Fund; Vice President, Director,
                                Secretary, and formerly Treasurer of Aquila
                                Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust
                                ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM
                                Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of
                                InCap Management Corporation, formerly
                                sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC
                                Cash






                         53 | ROCHESTER FUND MUNICIPALS

TRUSTEES AND OFFICERS  Continued


--------------------------------------------------------------------------------
Lacy B. Herrmann,               Reserves, Inc., and Trustee of OCC Accumulation
Continued                       Trust, both of which are open-end investment
                                companies; Trustee Emeritus of Brown University.
                                Oversees 10 portfolios in the OppenheimerFunds complex.

Brian Wruble,                   Special Limited Partner (since January 1999) of
Trustee (since 2001)            Odyssey Investment Partners, LLC (private equity
Age: 59                         investment); General Partner (since September
                                1996) of Odyssey Partners, L.P. (hedge fund in distribution since 1/1/97); Board of Governing
                                Trustees (since August 1990) of The Jackson
                                Laboratory (non-profit); Trustee (since May
                                1992) of Institute for Advanced Study
                                (educational institute); Trustee (since May
                                2000) of Research Foundation of AIMR (investment research, non-profit); formerly Governor, Jerome
                                Levy Economics Institute of Bard College
                                (economics research) (August 1990-September
                                2001); Director of Ray & Berendtson, Inc.
                                (executive search firm) (May 2000-April 2002).
                                Oversees 10 portfolios in the OppenheimerFunds complex.


--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Murphy and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924, for Messrs. Fielding, Loughran and Tanner, 350 Linden Oaks, Rochester, NY 14625. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Ronald H. Fielding,             Senior Vice President (since January 1996) of
Vice President (since 1996)     the Manager; Chairman of the Rochester Division
Age: 53                         of the Manager (since January 1996); prior to
                                joining the Manager in January 1996, he was President and a director of Rochester Capital
                                Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                                Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited
                                Term New York Municipal Fund (1991 - 1995),
                                Oppenheimer Convertible Securities Fund (1986 -
                                1995) and Rochester Fund Municipals (1986 -
                                1995); President and a director of Rochester Tax
                                Managed Fund, Inc. (1982 - 1995) and of Fielding
                                Management Company, Inc. (1982 - 1995), an investment advisor. An officer of 9 portfolios in the OppenheimerFunds complex.

Daniel G. Loughran,             Vice President of the Rochester Division of the
Vice President (since 1998)     Manager (since January 1996); formerly Associate
Age: 39                         Portfolio Manager of the Fund (January
                                2000-December 2001); senior research analyst of the Manager (1994 - 1999); Assistant Vice
                                President of Rochester Capital Advisors, Inc.
                                and Fielding Management Company, Inc. (1994 -
                                December 1995). An officer of 2 portfolios in the OppenheimerFunds complex.

Anthony A. Tanner,              Vice President of the Rochester Division of the
Vice President (since 1996)     Manager (since January 1996); formerly Vice
Age: 42                         President of Research of Rochester Capital
                                Advisors, Inc. and Fielding Management Company,
                                Inc. (1991 - December 1995). An officer of 4 portfolios in the OppenheimerFunds complex

John V. Murphy,                 Chairman, Chief Executive Officer and director
President (since 2001)          (since June 2001) and President (since September
Age: 53                         2000) of the Manager; President and a director
                                or trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
                                Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership
                                Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since
                                July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional
                                Asset Management, Inc. and



                         54 | ROCHESTER FUND MUNICIPALS

John V. Murphy,                 Centennial Asset Management Corporation (since
Continued                       November 2001), HarbourView Asset Management
                                Corporation and OFI Private Investments, Inc.
                                (since July 2001); President (since November 1,
                                2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                                Investment Management Corp. and Tremont
                                Advisers, Inc. (Investment advisory affiliates of the Manager); Executive Vice President (since
                                February 1997) of Massachusetts Mutual Life
                                Insurance Company (the Manager's parent
                                company); a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company,
                                Inc.); formerly, Chief Operating Officer
                                (September 2000-June 2001) of the Manager;
                                President and trustee (November 1999-November
                                2001) of MML Series Investment Fund and
                                MassMutual Institutional Funds (open-end investment companies); a director (September
                                1999-August 2000) of C.M. Life Insurance
                                Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay
                                State Life Insurance Company; a director (June
                                1989-June 1998) of Emerald Isle Bancorp and
                                Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since March
Treasurer, Principal            1999) of the Manager; Treasurer (since March
Financial and Accounting        1999) of HarbourView Asset Management
Officer (since 1999)            Corporation, Shareholder Services, Inc.,
Age: 43                         Oppenheimer Real Asset Management Corporation,
                                Shareholder Financial Services, Inc.,
                                Oppenheimer Partnership Holdings, Inc., OFI
                                Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000) and OFI Institutional Asset Management,
                                Inc. (since November 2000) (offshore fund management subsidiaries of the Manager);
                                Treasurer and Chief Financial Officer (since May
                                2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy
                                Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March
                                1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and
Secretary (since 2001)          General Counsel (since February 2002) of the
Age: 54                         Manager; General Counsel and a director (since
                                November 2001) of OppenheimerFunds Distributor,
                                Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset
                                Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director (since
                                November 2001) of Shareholder Services, Inc.,
                                Shareholder Financial Services, Inc., OFI
                                Private Investments, Inc., Oppenheimer Trust
                                Company and OFI Institutional Asset Management,
                                Inc.; General Counsel (since November 2001) of
                                Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                                Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                                President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary
                                (since November 2001) of Oppenheimer Acquisition
                                Corp.; formerly Acting General Counsel (November
                                2001-February 2002) and Associate General
                                Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of Shareholder Services,
                                Inc. (May 1985-November 2001), Shareholder
                                Financial Services, Inc. (November 1989-November
                                2001); OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (October
                                1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.





The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



                         55 | ROCHESTER FUND MUNICIPALS

ROCHESTER FUND MUNICIPALS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investment Advisor              OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                     OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent


--------------------------------------------------------------------------------
Independent Auditors            KPMG LLP


--------------------------------------------------------------------------------
Legal Counsel                   Mayer Brown Rowe & Maw



(C) Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



                         56 | ROCHESTER FUND MUNICIPALS

THE ROCHESTER WAY: ADDING VALUE THROUGH RESEARCH

   All nine Oppenheimer municipal bond funds are managed by the Rochester Municipal Investment Team - a group of experienced portfolio managers and highly-skilled credit analysts collaborating to make strategic portfolio investment decisions. Their time-tested, "Rochester-style" investment philosophy is founded on the principle that thorough research leads to sound investments and solid long-term returns. Exemplifying Rochester's signature, bottom-up approach to municipal bond investing, the Rochester Municipal Investment Team carefully scrutinizes every potential investment in search of yield and performance benefits often missed by our competitors.
   Some fund managers rely solely on standard municipal bond ratings published by independent rating agencies in selecting portfolio investments. Consequently, smaller, lower-rated and unrated bonds are frequently ignored. In Rochester, neither credit ratings nor an issuer's size are taken at face value. Instead, the Rochester Municipal Investment Team performs its own detailed analysis to achieve a thorough understanding of the structure and credit characteristics of every municipal bond considered for addition to each portfolio. This meticulous research leads to sound investment decisions and the potential to take advantage of pricing inefficiencies sometimes found in the municipal bond market.
   But the research doesn't stop there. The Rochester Municipal Investment Team actively monitors each investment after addition to a Fund's portfolio. Every day, they work to stay abreast of current developments regarding individual bonds, industry sectors and the municipal bond market overall. This continuing analysis helps to ensure that investments remain solid, as well as to identify additional developing opportunities.
   As a shareholder, you can be assured that our investment decisions are guided by broad market experience and ongoing attention to detail. We believe that superior research counts most in achieving superior long-term results in municipal bond investing - research that's built into every Oppenheimer municipal bond fund.



                         A DIVERSIFIED RANGE OF CREDITS

              By combining more than 76% investment-grade municipal bonds with select, carefully researched below-investment-grade
   (primarily unrated) issues, we seek to enhance yield while diversifying the Fund's portfolio.

[PIE CHART]

NR    15.8%
AAA   10.4%
AA    19.0%
A     22.4%
BBB   24.6%
BB     6.9%
B      0.9%

Sector allocation data are as of 12/31/02, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard and Poor's Rating Group are included in the equivalent Standard and Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 37 for further explanation.

[GRAPHIC]

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. 1

So call us today, or visit our website -- we're here to help.

Internet                           www.oppenheimerfunds.com
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24-hr access to account information and transactions 2

General Information               1.800.CALL OPP (1.800.225.5677)
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

Telephone Transactions                             1.800.852.8457
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

PhoneLink                         1.800.CALL OPP (1.800.225.5677)
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24-hr automated information and automated transactions 2

Telecommunications Device for the Deaf (TDD)       1.800.843.4461
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Mon-Fri 9am-6:30pm ET

Transfer and Shareholder Servicing Agent
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OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct                             www.oppenheimerfunds.com
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Receive shareholder reports and prospectus
notifications for your funds via email.

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Ticker Symbols Class A: RMUNX Class B: RMUBX Class C: RMUCX
Class Y: RMUYX

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RA0365.001.1202 February 28, 2003


[LOGO]
ROCHESTER FUND MUNICIPALS

    This Annual Report is for the information of shareholders of Rochester Fund Municipals. It must be preceded or accompanied by a current Prospectus for the Fund.
    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
    Call our Toll-Free Customer Service today at 1.800.CALL OPP (1.800.225.5677) for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.


[LOGO] OppenheimerFunds(R)
       The Right Way to Invest

OppenheimerFunds Distributor, Inc.
Rochester Division
350 Linden Oaks
Rochester, NY 14625-2807